                                       DLB

THE DLB FIXED INCOME FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1998



                       [EXPERIENCE TO MANAGE THE FUTURE]

                             DLB FIXED INCOME FUND

MANAGER'S COMMENTARY
MARKET REVIEW

DLB Fixed Income Fund shareholders came through last fall's turmoil in the global financial markets relatively unscathed. Shareholders benefited from the Fund's high credit quality and intermediate-term maturity structure in an environment where investors became increasingly risk adverse, and thus, risk was dramatically repriced. The sudden aversion to risk sparked a flight to quality, and that flight ended up in tremendous demand for U.S. Treasury securities at the expense of other debt instruments. Lower quality corporate issuers and emerging market debt, in particular, were negatively impacted by the recent crisis in the credit markets.

The wave of fear that spread over the credit markets for a brief time in September and early October was unprecedented. The lack of liquidity and sudden broadening of credit spreads had never been experienced before. However, stability thankfully returned to the markets in the fourth quarter of 1998. Liquidity improved, spreads narrowed, though not back to mid-summer levels, and the door for issuance of corporate debt reopened.

During the fourth quarter the financial market turmoil dissipated, with the U.S. stock market rebounding soundly and credit spreads narrowing significantly from those encountered in August, September and early October. The Federal Reserve was largely responsible for thwarting a potential credit crunch and calming the markets by moving quickly to lower interest rates three times in quick succession during this period.

Trends in corporate credit quality weakened in 1998, resulting in more downgrades than upgrades from the major credit rating agencies. Weaker corporate profits in an environment of continued heavy capital investment resulted in declining measures of credit strength, especially in commodity sensitive sectors of the economy.

For the year, interest rates declined by 80 to 100 basis points on U.S. Treasury securities. Interest rate volatility was above average, especially in the latter half of the year.

At the peak of the market turmoil last fall, many believed that the possibility of the U.S. economy slipping into recession in 1999 had increased significantly. Actions taken by the Fed mitigated that risk, and recent economic data confirm that economy still has plenty of momentum.

                                                           DLB FIXED INCOME FUND

MANAGER'S COMMENTARY
MARKET REVIEW

At year-end, short-term rates were around 4.65% with inflation running at under 2% and therefore, real short-term rates are still historically high. This gives the Fed plenty of room to maneuver. Currently, the Fed's concern is not inflation. Rather it is making sure that deflation does not spread to this country, from other parts of the world.

                                                           DLB FIXED INCOME FUND

MANAGER'S COMMENTARY
OUTLOOK

DESPITE ECONOMIC AND FINANCIAL PROBLEMS OVERSEAS, THE U.S. ECONOMY SHOWED CONTINUED VIGOR THROUGH 1998 AND INTO THE START OF 1999. Lower interest rates and falling commodity prices appear to be contributors to this strength. Because of the robustness of the domestic economy, and the welcome fact that financial markets have calmed, expectations that the Federal Reserve will take additional easing actions in the near-term have waned.

AS WE COMMENCE A NEW YEAR, CONSENSUS EXPECTATIONS ARE THAT ECONOMIC GROWTH WILL SLOW CONSIDERABLY FROM LAST YEAR'S NEAR 4% PACE. The recent strength of the domestic economy continues to surprise most forecasters, who had been predicting that a softer global economy and upheaval in the financial markets in 1998 would have a greater dampening effect on business activity than has apparently occurred. The U.S. economy has been propelled by buoyant consumption, indicative of low unemployment, low interest rates, rising incomes and a surging stock market, all of which have helped keep consumer confidence at record levels.

IF A SLOWDOWN OCCURS THIS YEAR, IT WILL PUT AN END TO TWO APPARENT PARADOXES THAT ARE CURRENTLY PRESENT. First: in a global economy, how long can the U.S. continue to grow at its recent pace while the rest of the world slows? Reduced trade flows from Asia may improve going forward as the economies of that region show signs of bottoming; however, growth in Europe is still slowing and with the recent Brazilian currency devaluation it now seems certain that Latin America is entering a period of significantly slower growth. If so, the drag of reduced exports to those regions will have a greater negative impact on our economy than that experienced from the Asian economic crisis. Secondly, how much longer can strong consumer demand more than offset the significant slowdown of the production side of the U.S. economy? Weakness in the domestic manufacturing sector, falling capacity utilization rates and the attendant profit squeeze for many companies could result in further cuts in capital spending programs, leading to diminished job and income growth and eventually less consumption.

A REVERSAL IN THE COUNTRY'S DECLINING SAVINGS RATE WOULD ALSO HAVE THE EFFECT OF LOWERING CONSUMPTION AND THEREFORE, SLOWING OVERALL ECONOMIC GROWTH. For several months at the end of 1998, the savings rate actually turned negative. Individuals' willingness to spend more than available

                                                           DLB FIXED INCOME FUND

MANAGER'S COMMENTARY
OUTLOOK

disposable income (i.e. draw down savings) reflects the fact that due to the sharp appreciation of the equity market over the past several years, household networth has risen dramatically, even while consumers have been on a spending spree. A slowdown in the stock market's appreciation to historical norms would also slow net-worth growth and force consumers to return to their former savings patterns.

                                                           DLB FIXED INCOME FUND

MANAGER'S COMMENTARY
PORTFOLIO REVIEW

THE PRIMARY OBJECTIVES OF THE DLB FIXED INCOME FUND ARE TO ATTAIN A FAVORABLE TOTAL RETURN OVER THE LONG RUN, PROVIDE A HIGH LEVEL OF INCOME AND MAINTAIN REASONABLE STABILITY OF PRINCIPAL. Through active portfolio management, our ongoing investment strategy is to uncover attractive investment opportunities and to replace fully valued situations with undervalued opportunities.


THE TOTAL RATE OF RETURN FOR THE DLB FIXED INCOME FUND IN 1998 was 8.04%. Trading activity during the last half of the year was moderate and reflected a cautionary stance due to the volatile situation in the credit markets. In light of turbulent market conditions, our focus was twofold: we sorted out relative value opportunities and emphasized the defensive characteristics of the portfolio in a period of uncertainty.


SEVERAL HIGH QUALITY CORPORATE BONDS WITH MATURITIES BETWEEN ONE AND THREE YEARS WERE ADDED TO BOTH PORTFOLIOS. In the midst of the crisis, the short end of the corporate maturity spectrum provided tremendous buying opportunities. Over time horizons of 6 months to one-year, breakeven analysis indicated that the probability of short corporates underperforming Treasuries was very low. To hedge against a further deterioration in corporate earnings, exposure to electric utilities was increased due to the non-cyclical nature of their business.

AT YEAR-END, THE FUND'S AVERAGE EFFECTIVE DURATION AND MATURITY WERE 5.1 YEARS AND 8.3 YEARS, RESPECTIVELY. THE AVERAGE QUALITY OF THE PORTFOLIO WAS AA2. PORTFOLIO TURNOVER FOR 1998 WAS 43%.

                                                           DLB FIXED INCOME FUND

GROWTH OF A $100,000 INVESTMENT

                CUMULATIVE TOTAL RETURN SINCE INCEPTION 7/25/95

                                [LINE GRAPH]

                    DLB Fixed      Lehman                     Lehman
                  (net of fees)    Aggreg.     DLB Fixed      Aggreg.
                  -------------    ------      ---------      -------
                                              $100,000.00    $100,000.00
31-Jul-95              0.10         0.15      $100,100.00    $100,150.00
31-Aug-95              1.40         1.21      $101,501.40    $101,361.82
30-Sep-95              0.89         0.97      $102,404.76    $102,345.02
31-Oct-95              1.17         1.30      $103,602.90    $103,675.51
30-Nov-95              1.45         1.50      $105,105.14    $105,230.64
31-Dec-95              1.29         1.40      $106,461.00    $106,703.87
31-Jan-96              0.88         0.66      $107,397.85    $107,408.12
28-Feb-96             -0.97        -1.74      $106,356.09    $105,539.22
31-Mar-96             -0.78        -0.70      $105,526.52    $104,800.44
30-Apr-96             -0.49        -0.56      $105,009.44    $104,213.56
31-May-96             -0.20        -0.20      $104,799.42    $104,005.13
30-Jun-96              0.99         1.34      $105,836.93    $105,398.80
31-Jul-96              0.20         0.27      $106,048.61    $105,683.38
31-Aug-96             -0.10        -0.17      $105,942.56    $105,503.72
30-Sep-96              1.57         1.74      $107,605.86    $107,339.48
31-Oct-96              2.03         2.22      $109,790.25    $109,722.42
30-Nov-96              1.61         1.71      $111,557.88    $111,598.67
31-Dec-96             -1.03        -0.93      $110,408.83    $110,560.80
31-Jan-97              0.40         0.31      $110,850.47    $110,903.54
28-Feb-97              0.20         0.25      $111,072.17    $111,180.80
31-Mar-97             -1.08        -1.11      $109,872.59    $109,946.69
30-Apr-97              1.39         1.50      $111,399.82    $111,595.89
31-May-97              0.88         0.95      $112,380.14    $112,656.05
30-Jun-97              1.26         1.19      $113,796.13    $113,996.66
31-Jul-97              2.40         2.70      $116,527.23    $117,074.57
31-Aug-97             -0.75        -0.85      $115,653.28    $116,079.44
30-Sep-97              1.42         1.48      $117,295.55    $117,797.41
31-Oct-97              1.40         1.45      $118,937.69    $119,505.48
30-Nov-97              0.18         0.46      $119,151.78    $120,055.20
31-Dec-97              1.03         1.01      $120,379.04    $121,267.76
31-Jan-98              1.32         1.28      $121,968.05    $122,819.99
28-Feb-98             -0.09        -0.08      $121,858.28    $122,721.73
31-Mar-98              0.37         0.34      $122,309.15    $123,138.98
30-Apr-98              0.46         0.52      $122,871.77    $123,779.31
31-May-98              0.83         0.95      $123,891.61    $124,955.21
30-Jun-98              0.82         0.85      $124,907.52    $126,017.33
31-Jul-98              0.16         0.21      $125,107.37    $126,281.97
31-Aug-98              1.13         1.63      $126,521.09    $128,340.36
30-Sep-98              2.71         2.34      $129,949.81    $131,343.53
31-Oct-98             -0.73        -0.53      $129,001.17    $130,647.40
30-Nov-98              0.46         0.57      $129,594.58    $131,392.10
31-Dec-98              0.36         0.30      $130,061.12    $131,786.27



                           TOTAL RETURNS (%) FOR PERIODS ENDED 12/31/98

                              6 Months        One Year          Annualized
                               7/1/98-        1/1/98-        Since Inception
                              12/31/98        12/31/98       7/25/95-12/31/98
DLB Fixed Income Fund            4.13            8.04              7.80
Lehman Brothers Aggregate        4.58            8.68              8.20

DISCLOSURE STATEMENT


LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index that is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

       DLB FIXED INCOME FUND

       FINANCIAL STATEMENTS FOR THE YEARS
       ENDED DECEMBER 31, 1998 AND 1997

DLB FIXED INCOME FUND

TABLE OF CONTENTS
-------------------------------------------------------------------------------



INDEPENDENT AUDITORS' REPORT                                                                               1

FINANCIAL STATEMENTS:

       Portfolio of Investments as of December 31, 1998                                                  2 - 5

       Statement of Assets and Liabilities as of December 31, 1998                                         6

       Statement of Operations for the Year Ended December 31, 1998                                        7

       Statements of Changes in Net Assets for the Years Ended

           December 31, 1998 and 1997                                                                      8

       Financial Highlights for the Four-Year Period Ended December 31, 1998                               9

       Notes to Financial Statements                                                                    10 - 12

INDEPENDENT AUDITORS' REPORT

To the Trustees of The DLB Fund Group and Shareholders of DLB Fixed Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DLB Fixed Income Fund (the "Fund") (a separate series of The DLB Fund Group) as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1998 and 1997, and the financial highlights for each of the years in the four-year period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned at December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of DLB Fixed Income Fund at December 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



/s/ Deloitte & Touche LLP

Boston, Massachusetts
February 12, 1999

DLB FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

                     BONDS - 96.2%

S&P/MOODY'S               ISSUER                                                           PRINCIPAL            VALUE
BOND RATING                                                                                  AMOUNT
(UNAUDITED)
                     US GOVERNMENT - 25.3%
    AAA              US Treasury Note, 5.875%, 2000                                         $ 350,000        $    354,540
    AAA              US Treasury Note, 6.375%, 2000                                           300,000             305,061
    AAA              US Treasury Note, 6.25%, 2001                                          1,750,000           1,823,273
    AAA              US Treasury Note, 6.375%, 2001                                           800,000             835,000
    AAA              US Treasury Note, 6.00%, 2002                                            100,000             104,219
    AAA              US Treasury Note, 6.625%, 2002                                           775,000             819,198
    AAA              US Treasury Note, 11.625%, 2002                                          500,000             619,375
    AAA              US Treasury Note, 11.125%, 2003                                           25,000              31,551
    AAA              US Treasury Note, 7.25%, 2004                                            100,000             112,422
    AAA              US Treasury Note, 7.50%, 2005                                             75,000              85,875
    AAA              US Treasury Note, 5.625%, 2006                                         1,300,000           1,371,097
    AAA              US Treasury Note, 7.875%, 2021                                           450,000             591,822
    AAA              US Treasury Note, 8.125%, 2021                                         1,110,000           1,497,457
                                                                                                             ------------
                                                                                                                8,550,890
                                                                                                             ------------
                     US GOVERNMENT AGENCY  - 3.3%
    AAA              Federal National Mortgage Association, 5.81%, 1999                       600,000             604,404
    AAA              Federal National Mortgage Association, 5.75%, 2003                       500,000             513,280
                                                                                                             ------------
                                                                                                                1,117,684
                                                                                                             ------------
                     MORTGAGES - 14.5%
    AAA              FHLMC Gold Pool #M90449, 5.50%, 2001                                     291,497              291,427
    AAA              FHLMC Gold Pool #G00143, 7.50%, 2023                                     214,252              220,093
    AAA              FNMA Pool #346537, 6.00%, 2011                                           419,192              420,441
    AAA              First Union Lehman CMBS, 6.56%, 2008                                     675,000              698,520
    AAA              GNMA Pool #780332, 8.00%, 2009                                           252,378              260,908
    AAA              GNMA Pool #410343, 7.50%, 2011                                           449,585              463,181
    AAA              GNMA Pool #423828, 6.00%, 2011                                           400,593              404,166
    AAA              GNMA Pool #398964, 7.50%, 2011                                           224,135              230,913
    AAA              GNMA Pool #357262, 7.50%, 2023                                           305,322              315,095
    AAA              GNMA Pool #380866, 7.00%, 2024                                            70,524               72,215
    AAA              GNMA Pool #401135, 8.50%, 2024                                           396,622              420,665

S&P/MOODY'S               ISSUER                                                           PRINCIPAL            VALUE
BOND RATING                                                                                  AMOUNT
(UNAUDITED)
                     MORTGAGES (CONTINUED)

    AAA              GNMA Pool #432175, 8.00%, 2026                                          $ 53,832        $      55,951
    AAA              GNMA Pool #441009, 8.00%, 2026                                           219,714              228,364
    BAA3             Green Tree Financial 1994-A, 6.90%, 2004                                  34,343               34,080
    BAA3             Green Tree Financial 1995-A, 7.25%, 2005                                 163,295              164,086
    AAA              Green Tree Financial 1995-2 A-4, 7.85%, 2026                             125,202              125,672
    AAA              Green Tree Financial 1995-3 A-4, 7.05%, 2025                              83,790               84,131
    AAA              Green Tree Financial 1995-1 A-5, 8.40%, 2025                             200,000              205,186
    AAA              Green Tree Financial 1996-2 A-3, 6.90%, 2027                             200,000              203,750
                                                                                                             -------------
                                                                                                                 4,898,844
                                                                                                             -------------
                     ASSET BACKED - 4.5%
    AAA              California Infrastructure, 6.42%, 2008                                   650,000              687,206
    AAA              Comedco, Inc., 5.63%, 2009                                               850,000              844,679
                                                                                                             -------------
                                                                                                                 1,531,885
                                                                                                             -------------
                     BANKS - 1.9%
     A2              Suntrust Banks, 6.00%, 2026                                              400,000              393,356
    AA3              Wachovia Capital FRN TRST II, 5.848%, 2027                               265,000              253,141
                                                                                                             -------------
                                                                                                                   646,497
                                                                                                             -------------
                     FINANCIAL - 7.6%
    AA3              Associates Corp. N.A., 6.45%, 2001                                       500,000              512,715
     A1              Ford Capital BV, 10.125%, 2000                                           100,000              108,325
     A1              Ford Motor Credit, 6.125%, 2003                                          400,000              408,516
     A1              GMAC, 5.33%, 2000                                                        650,000              649,870
     A2              John Deere Capital Corporation, 6.30%, 1999                              250,000              250,985
    AA3              Merrill Lynch & Co., Inc., 6.5%, 2001                                    500,000              510,830
    AA3              Norwest Corp., 6.00%, 2000                                               150,000              151,020
                                                                                                             -------------
                                                                                                                 2,592,261
                                                                                                             -------------
                     INDUSTRIAL - 22.3%
    BAA3             Airgas Inc., 7.14%, 2004                                                 415,000              438,448
     A1              Aluminum Company of America, 5.75%, 2001                                 500,000              504,045
    BAA2             American Stores, 8.00%, 2026                                             235,000              276,680
     A3              Cardinal Health, 6.00%, 2006                                             150,000              151,479
     A3              Cardinal Health, 6.25%, 2008                                             400,000              410,092
    BAA1             Champion International, 7.20%, 2026                                      675,000              707,738
    BAA1             Comdisco Inc., 6.375%, 2001                                              300,000              301,299
    BAA3             Commonwealth Edison Company, 7.625%, 2007                                500,000              552,415

S&P/MOODY'S               ISSUER                                                           PRINCIPAL            VALUE
BOND RATING                                                                                  AMOUNT
(UNAUDITED)
                     INDUSTRIAL (CONTINUED)
     A1              Consolidated Edison, 6.15%, 2008                                       $ 500,000        $     522,105
    BAA1             Dana Corporation, 6.50%, 2008                                            350,000              359,709
     A1              International Business Machines, 6.22%, 2027                             400,000              404,152
     A2              McDonnell Douglas, 8.25%, 2000                                            50,000               52,057
     A2              Philip Morris Companies, 7.125%, 1999                                    300,000              304,596
     A2              Philip Morris Companies, 7.20%, 2007                                     175,000              190,083
    BAA1             Raytheon Co., 6.45%, 2002                                                400,000              410,248
     A3              Ryder System Inc., 8.45%, 1999                                           100,000              102,968
     A2              Sears, Roebuck & Co., 6.50%, 2000                                        100,000              101,533
     A2              Sears, Roebuck & Co., 6.95%, 2002                                         50,000               52,125
    BAA1             Supervalue Inc., 7.25%, 1999                                             500,000              504,650
    BAA3             Telecommunications Inc., 9.80%, 2012                                     170,000              227,011
    BAA3             Time Warner Inc., 9.15%, 2023                                            150,000              198,170
    BAA2             Tosco Corporation, 7.625%, 2006                                          575,000              613,600
    BAA2             Worldcom Incorporated, 6.125%, 2001                                      175,000              177,797
                                                                                                             -------------
                                                                                                                 7,563,000
                                                                                                             -------------

                     INTERNATIONAL - 12.0%
    BAA2             Canadian National Railroad, 7.00%, 2004                                  350,000              369,628
    BAA1             Hellenic Republic, 6.95%, 2008                                           300,000              322,023
     A2              Hydro Quebec, 8.05%, 2024                                                450,000              540,020
    BAA2             Oslo Seismic Services, 8.28%, 2011                                       405,489              450,390
    BAA3             Petro Geo-Services, 7.50%, 2007                                          400,000              414,072
    BAA1             Province of Newfoundland, 7.32%, 2023                                    350,000              386,397
    AA3              Province of Ontario, 7.75%, 2002                                       1,075,000            1,158,861
    BAA1             Southern Investments UK, 6.375%, 2001                                    400,000              405,352
                                                                                                             -------------
                                                                                                                 4,046,743
                                                                                                             -------------

                     TRANSPORTATION - 2.7%
     A1              Atchinson Topeka & Santa Fe, 7.75%, 1999                                  75,000               76,469
    BAA1             Norfolk Southern, 7.05%, 2037                                            125,000              135,229
    BAA1             Norfolk Southern, 6.70%, 2000                                            125,000              126,825
    BAA1             United Air Lines Inc., 7.27%, 2013                                       290,346              293,691
    BAA1             Wisconsin Central Transportation, 6.625%, 2008                           300,000              304,635
                                                                                                             -------------
                                                                                                                   936,849
                                                                                                             -------------

S&P/MOODY'S               ISSUER                                                           PRINCIPAL            VALUE
BOND RATING                                                                                  AMOUNT
(UNAUDITED)
                     OTHER CORPORATE - 2.1%
                     New Jersey Economic Development Authority,
     AAA                 7.425%, 2029                                                       $ 600,000        $    705,846
                                                                                                             ------------

                     TOTAL BONDS (identified cost, $31,598,300)                                                32,590,499

                     REPURCHASE AGREEMENT - 2.5%
                     Investors Bank & Trust Repurchase Agreement, 4.25%,
                       dated 12/31/98, $834,863 due on 1/4/99 (secured by
                       Federal Government Agency securities), at cost                         834,469             834,469
                                                                                                             ------------

                     TOTAL INVESTMENTS (identified cost, $32,432,769)                                          33,424,968

                     Other assets, less liabilities - 1.3%                                                        433,110
                                                                                                             ------------

                     NET ASSETS - 100%                                                                       $ 33,858,078
                                                                                                             ============

                     See notes to financial statements.

DLB FIXED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998


ASSETS:
    Investments, at value (identified cost, $32,432,769)                                 $ 33,424,968
    Interest receivable                                                                       469,616
    Receivable for fund shares sold                                                             3,125
    Receivable from investment manager                                                          6,677
                                                                                         ------------
                                                                                           33,904,386
                                                                                         ------------
LIABILITIES:
    Accrued management fees                                                                    11,498
    Accrued expenses                                                                           34,810
                                                                                         ------------
                                                                                               46,308
                                                                                         ------------

NET ASSETS                                                                               $ 33,858,078
                                                                                         ============
NET ASSETS CONSIST OF:

    Paid-in capital                                                                      $ 32,867,471
    Unrealized appreciation of investments                                                    992,199
    Accumulated distributions in excess of net realized gain on investment
      transactions                                                                             (8,094)
    Accumulated undistributed net investment income                                             6,502
                                                                                         ------------
             Total                                                                       $ 33,858,078
                                                                                         ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING                                                   3,156,951
                                                                                         ============

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
   PER SHARE (NET ASSETS / SHARES OF BENEFICIAL INTEREST
   OUTSTANDING)                                                                          $      10.72
                                                                                         ============

See notes to financial statements.

DLB FIXED INCOME FUND

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

INTEREST INCOME                                                            $ 2,058,768
                                                                           -----------

EXPENSES:

    Management fee                                                             131,644
    Trustees' fees                                                               4,669
    Custodian fee                                                               52,318
    Accounting and audit fees                                                   28,425
    Registration fees                                                           25,840
    Legal fees                                                                  10,495
    Transfer agent fee                                                           8,000
    Other                                                                        2,860
                                                                           -----------
                                                                               264,251

    Reduction of expenses by investment manager                                (83,268)
                                                                           -----------
             Net expenses                                                      180,983
                                                                           -----------

             Net investment income                                           1,877,785
                                                                           -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

    Realized gain (identified cost basis)                                      291,288

    Change in unrealized appreciation                                          368,912
                                                                           -----------

             Net realized and unrealized gain on investments                   660,200
                                                                           -----------

             Increase in net assets from operations                        $ 2,537,985
                                                                           ===========

See notes to financial statements.

DLB FIXED INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                                  Years Ended December 31,
                                                                              1998                         1997
                                                                              ----                         ----
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
    Net investment income                                                 $  1,877,785                $  1,240,912
    Net realized gain on investments                                           291,288                      26,429
    Net unrealized appreciation of investments                                 368,912                     715,791
                                                                          ------------                ------------
                                                                             2,537,985                   1,983,132
                                                                          ------------                ------------
  Distributions to shareholders:
    From net investment income                                              (1,894,627)                 (1,212,012)
    From net realized gain on investments                                     (290,918)                         --
                                                                          ------------                ------------
                                                                            (2,185,545)                 (1,212,012)
                                                                          ------------                ------------

  Fund share transactions:
    Net proceeds from sales of shares                                        2,275,531                  17,272,202
    Net asset value of shares issued in
      reinvestment of distributions                                          1,669,653                     887,748
    Cost of shares reacquired                                               (2,594,499)                 (2,036,662)
                                                                          ------------                ------------

                                                                             1,350,685                  16,123,288
                                                                          ------------                ------------


           Total increase in net assets                                      1,703,125                  16,894,408
NET ASSETS:
  At beginning of period                                                    32,154,953                  15,260,545
                                                                          ------------                ------------
  At end of period (including accumulated undistributed net
    investment income of $6,502 and $22,557, respectively)                $ 33,858,078                $ 32,154,953
                                                                          ============                ============

See notes to financial statements.

DLB FIXED INCOME FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                                                              Period Ended
                                                                             Years Ended December 31,         December 31,
                                                                           1998        1997        1996           1995**
                                                                           ----        ----        ----       ------------

Per share data (for a share outstanding throughout each period):
Net asset value- beginning of period                                     $ 10.61     $ 10.11     $ 10.26         $10.00
                                                                         -------     -------     -------         ------

Income from investment operations:

  Net investment income                                                      .63         .42         .53            .28
  Net realized and unrealized gain (loss) on investments                     .20         .49        (.15)           .37
                                                                         -------     -------     -------         ------
                                                                             .83         .91         .38            .65
                                                                         -------     -------     -------         ------
Less distributions to shareholders:

  From net investment income (1)                                            (.63)       (.41)       (.53)          (.28)
  From net realized gain on investments                                     (.09)         --          --           (.11)
                                                                         -------     -------     -------         ------
                                                                            (.72)       (.41)       (.53)          (.39)
                                                                         -------     -------     -------         ------

Net asset value- end of period                                           $ 10.72     $ 10.61     $ 10.11         $10.26
                                                                         =======     =======     =======         ======

Total return                                                                8.04%       9.03%       3.70%         14.75%*

Ratios and Supplemental Data:

  Ratio of expenses to average net assets                                    .55%        .55%        .55%           .55%*
  Ratio of net investment income to average net assets                      5.71%       5.74%       6.36%          6.24%*
  Portfolio turnover                                                          50%         44%         65%            42%
  Net assets at end of period (000 omitted)                              $33,858     $32,155     $15,261         $5,325

The manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that the Fund's total expenses do not exceed .55% of average daily net assets. Without such agreement and had the 1995 expenses been limited to that permitted by state securities law, the investment income per share and ratios would have been:

Net investment income                    $ .60           $ .38           $ .44           $ .19

Ratios (to average net assets):
  Expenses                                 .80%           1.06%           1.66%           2.50%*
  Net investment income                   5.45%           5.22%           5.25%           4.33%*

  *     Annualized
  * * For the period from July 25, 1995 (commencement of operations) to December 31, 1995.
  (1) Distributions in excess of net investment income for the year ended December 31, 1996 were less than $.01 per share.

See notes to financial statements.

DLB FIXED INCOME FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.     BUSINESS AND ORGANIZATION

       DLB Fixed Income Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2.     SIGNIFICANT ACCOUNTING POLICIES

       INVESTMENT VALUATION - Debt securities other than short-term obligations, including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service, with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

       REPURCHASE AGREEMENTS - Securities purchased under agreements to resell to the original owner are recorded at cost. The Fund may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Fund requires that the securities so purchased be transferred to the custodian under terms that enable the Fund to obtain such securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities to assure that such value, including accrued interest, is greater than amounts owed to the Fund.

       INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

       TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gains on investments. Accordingly, no provision for federal income or excise tax is necessary.

       The Fund files a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

       Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Only distributions in excess of tax-basis earnings and profits are reported as return of capital. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of net investment income or accumulated undistributed net realized gains. During the year ended December 31, 1998, $787 was reclassified to accumulated undistributed net investment income from accumulated distributions in excess of net realized gain on investment transactions due to differences between financial reporting and tax accounting for mortgage-backed securities. This change had no effect on net assets or net asset value per share.

       USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those such estimates.

3.     TRANSACTIONS WITH AFFILIATES

       The Fund engages David L. Babson & Co. Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of .40% of average daily net assets. For the year ended December 31, 1998, the management fee amounted to $131,644, of which $51,131 was waived by Babson. Additionally, $32,137 of Fund expenses were borne by Babson.

       The Fund pays no compensation directly to the Trustees who also are officers of the investment manager, nor to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.

4.     PORTFOLIO SECURITIES

       Purchases and sales of investments, other than short-term obligations, were as follows:

                                                              Purchases              Sales
       U. S. Government securities                           $ 4,389,480          $ 7,585,994
                                                             ===========          ===========
       Investments (non-U.S. Government securities)          $11,707,846          $ 8,185,549
                                                             ===========          ===========

       The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

          Aggregate cost                         $ 32,432,769
                                                 ============

          Gross unrealized appreciation          $  1,045,311
          Gross unrealized depreciation               (53,112)
                                                 ------------

          Net unrealized appreciation            $    992,199
                                                 ============

5.     SHARES OF BENEFICIAL INTEREST

       The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                      Years Ended December 31,
                                                     1998                 1997
                                                     ----                 ----
          Shares sold                               208,434            1,635,464
          Shares issued in reinvestment
             of  distributions                      155,364               83,908
          Redemptions                              (237,538)            (197,835)
                                                  ----------           ----------
             Net increase                           126,260            1,521,537
                                                  ==========           ==========

                                                           DLB FIXED INCOME FUND
                                   ---------------------------------------------

This report and the fund financial statements contained herein are submitted for the general information of the shareholders of the DLB Fixed Income Fund. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.










                         BABSON SECURITIES CORPORATION
                    One Memorial Drive, Cambridge, MA 01242
                                   March 1999

                                      DLB

THE DLB GLOBAL BOND FUND



                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1998






                       [EXPERIENCE TO MANAGE THE FUTURE]

                                                                DLB GLOBAL BOND

MANAGER'S COMMENTARY

1998 WAS A VERY GOOD YEAR FOR BONDS THROUGHOUT THE DEVELOPED WORLD. The only exception was Japan where yields increased mildly for the year. The following table shows the change in 2 and 10-year yields for the US, Germany and Japan.

     -----------------------------------------------------------------------------------------
         COUNTRY             MATURITY                DEC 1997                 DEC 1998
     -----------------------------------------------------------------------------------------
           US                 2-year                   5.65                     4.53

                             10-year                   5.74                     4.65

          JAPAN               2-year                   0.63                     0.77

                             10-year                   1.95                     2.22

         GERMANY              2-year                   4.13                     3.12

                             10-year                   5.35                     3.86
     -----------------------------------------------------------------------------------------

THE SINGLE MOST IMPORTANT FACTOR FOR THIS WAS THE ASIAN CRISIS; HOWEVER, OTHER FACTORS LIKE THE BENIGN INFLATION PICTURE IN SPITE OF A RELATIVELY STRONG ECONOMY IN THE US ALSO CONTRIBUTED TO THE POSITIVE PERFORMANCE IN BONDS. The Asian crisis spilled over into Russia and continually threatened to spread out to Brazil and Latin America. These factors kept fixed income markets well supported for most of the year. The straw that broke the camel's back came when large hedged funds, especially Long Term Capital Management, ran into financial difficulties. The Fed surprised the market by easing interest rates very aggressively since October. The Fed cut 75 basis points from the overnight rate in three consecutive steps of 25 basis points. These moves restored confidence in the financial system and the crisis has abated significantly since.

In our opinion, however, what motivated the cuts was the dramatic deterioration in market liquidity and the increase on credit risk aversion that, although indirectly caused by the global crisis, threatened the functioning of financial markets in the developed world. In spite of a relatively buoyant US economy, lead by consumption, with world inflation declining, the Fed cannot afford to allow the Banking system to contract credit leading to the possibility of recession and deflation in the world.

THE JAPANESE ECONOMY REMAINED EXTREMELY WEAK THROUGHOUT THE YEAR, despite efforts by Japanese authorities to stimulate it through fiscal measures and emergency actions to restore the banking system. The Asian crisis undoubtedly had a more damaging effect on Japan than in any of the other developed economies.

                                                                 DLB GLOBAL BOND

MANAGER'S COMMENTARY

This has happened through both direct effects and currency effects. All measures taken have proven ineffective and most likely the situation will remain critical for a while. The reaction of markets to these developments has been mind boggling. The bond market has suffered, arguably, because of the deleveraging effects and the currency has strengthened against all odds.

THE EUROPEAN ECONOMIES THAT WERE EXPECTED TO GROW RAPIDLY AT THE BEGINNING OF THE YEAR SUFFERED A SIGNIFICANT BLOW WHEN THE RUSSIAN CRISIS EMERGED. The export market, which is of outmost importance for these economies, suffered a tremendous blow as eastern European economies soften considerably as a consequence of the crisis.

ALL IN ALL, THEN, ECONOMIES REMAINED SUBDUED, MONETARY POLICY WAS EASED AND DISINFLATIONARY PRESSURES EMERGED MAKING THE ENVIRONMENT VERY POSITIVE FOR BONDS. The story for the US Dollar was less benign. After significant strength in the Dollar at the beginning of the year due to a flight to quality, the currency weakened significantly as the market realized that Dollar strength was in effect one of the causes of the crisis. The extent of the reversal in the Dollar move, however, went beyond any reasonable expectations. The Dollar weakened by more than 35% vis-a-vis the Yen in a few days in October. The move against European currencies, although less dramatic was also very important. Since then the Dollar has regained strength but not to previous levels.

THE DLB GLOBAL BOND FUND RETURNED 9.73% FOR THE YEAR ENDED DECEMBER 31, 1998. The Fund suffered some underperformance vis-a-vis its benchmark - the JP Morgan Global Government Bond Index - produced by the extraordinary move on the Yen in October. Furthermore, most of the holdings of the Fund were moved into Dollar assets, as the Fund's Board of Trustees decided to terminate the Fund, effective March 1, 1999, or as soon thereafter as is practicable, and the additional risk of holding foreign assets was not warranted.

                                                                 DLB GLOBAL BOND

GROWTH OF A $100,000 INVESTMENT

                CUMULATIVE TOTAL RETURN SINCE INCEPTION 8/26/96

               JPM
DLB Global     Global
Bond           Bond
(net of fees)  Index    Date           DLB Global Bond     JPM Global Bond Index
------------   ------    ----           ---------------     ---------------------
                                        $100,000.00         $100,000.00
 0.00          -0.11     31-Aug-96      $100,000.00         $ 99,890.00
 1.30           0.55     30-Sep-96      $101,300.00         $100,439.40
 1.38           1.98     31-Oct-96      $102,697.94         $102,428.10
 1.27           1.43     30-Nov-96      $104,002.20         $103,892.82
-0.75          -0.70     31-Dec-96      $103,222.19         $103,165.57
 0.40          -2.50     31-Jan-97      $103,635.08         $100,586.43
 0.80          -0.69     28-Feb-97      $104,464.16         $ 99,892.38
-1.09          -0.76     31-Mar-97      $103,325.50         $ 99,133.20
 0.80          -0.56     30-Apr-97      $104,152.10         $ 98,578.05
 0.40           2.36     31-May-97      $104,568.71         $100,904.50
 0.30           1.14     30-Jun-97      $104,882.42         $102,054.81
 1.58          -0.37     31-Jul-97      $106,539.56         $101,677.20
-0.55          -0.12     31-Aug-97      $105,953.59         $101,555.19
 1.76           2.22     30-Sep-97      $107,818.37         $103,809.72
 0.77           2.12     31-Oct-97      $108,648.58         $106,010.48
 0.48          -1.20     30-Nov-97      $109,170.09         $104,738.36
 0.77          -0.11     31-Dec-97      $110,010.70         $104,623.14
 1.44           1.00     31-Jan-98      $111,594.85         $105,669.38
 0.00           0.74     28-Feb-98      $111,594.85         $106,451.33
 0.20          -0.75     31-Mar-98      $111,818.04         $105,652.94
 0.51           1.54     30-Apr-98      $112,388.31         $107,280.00
 0.50           0.43     31-May-98      $112,950.26         $107,741.30
 0.70           0.28     30-Jun-98      $113,740.91         $108,042.98
 0.39           0.27     31-Jul-98      $114,184.50         $108,334.70
 2.78           2.76     31-Aug-98      $117,358.83         $111,324.73
 2.90           5.22     30-Sep-98      $120,762.23         $117,135.88
-0.94           2.24     31-Oct-98      $119,627.07         $119,759.73
 0.19          -1.13     30-Nov-98      $119,854.36         $118,406.44
 0.72           1.88     31-Dec-98      $120,717.31         $120,623.48


                  TOTAL RETURNS(%) FOR PERIODS ENDED 12/31/98

                                   6 Months       One Year       Annualized
                                   7/1/98-        1/1/98-        Since Inception
                                   12/31/98       12/31/98       8/26/96-12/31/98
DLB GLOBAL BOND FUND                6.13           9.73          8.11
JP Morgan Global Gov't Bond Index  11.66          15.31          8.07

Disclosure Statement

J.P. MORGAN GLOBAL GOVERNMENT BOND INDEX is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

THIS REPORT AND THE FUND FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE DLB GLOBAL BOND FUND. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.

       DLB GLOBAL BOND
       FUND

       FINANCIAL STATEMENTS FOR THE YEARS
       ENDED DECEMBER 31, 1998 AND 1997

DLB GLOBAL BOND FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT                                                          1

FINANCIAL STATEMENTS:

       Portfolio of Investments as of December 31, 1998                               2

       Statement of Assets and Liabilities as of December 31, 1998                    3

       Statement of Operations for the Year Ended December 31, 1998                   4

       Statements of Changes in Net Assets for the Years Ended
          December 31, 1998 and 1997                                                  5

       Financial Highlights for Each of the Years in the Three-Year Period
          Ended December 31, 1998                                                     6

       Notes to Financial Statements                                                7 - 12

INDEPENDENT AUDITORS' REPORT

To the Trustees of The DLB Fund Group and
 Shareholders of DLB Global Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DLB Global Bond Fund (the "Fund") (a separate series of The DLB Fund Group) as of December 31, 1998, the related statement of operations for the year then ended, and the statements of changes in net assets for the years ended December 31, 1998 and 1997, and the financial highlights for each of the years in the three-year period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned at December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of DLB Global Bond Fund at December 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

Boston, Massachusetts
February 12, 1999

DLB GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

                      BONDS - 69.6%

     S&P/MOODY'S                          ISSUER                                                PRINCIPAL            VALUE
     BOND RATING                                                                                  AMOUNT
     (UNAUDITED)
                      US GOVERNMENT  - 69.6%
         AAA          US Treasury Note, 4.25%, 2003                                             $3,000,000        $ 2,960,625
         AAA          US Treasury Note, 5.25%, 2003                                              3,500,000          3,587,500
         AAA          US Treasury Note, 4.75%, 2008                                              4,000,000          4,031,252
         AAA          US Treasury Note, 5.5%, 2008                                               1,000,000          1,060,000
         AAA          US Treasury Note, 5.625%, 2008                                             6,000,000          6,401,250
         AAA          Interamerica Development Bank, 5.75%, 2008                                 3,000,000          3,092,400
                                                                                                                  -----------
                      TOTAL BONDS (identified cost, $21,164,905)                                                   21,133,027
                                                                                                                  -----------

                      SHORT-TERM OBLIGATIONS - 29.4%

                      US Treasury Bill, 4.27%, 1999                                              3,350,000          3,322,186
                      US Treasury Bills, 4.395%, 1999                                            5,676,000          5,611,260
                                                                                                                  -----------
                      TOTAL SHORT-TERM OBLIGATIONS, at amortized cost                                               8,933,446
                                                                                                                  -----------

                      REPURCHASE AGREEMENT - .4%
                      Investors Bank & Trust Repurchase Agreement,
                        4.25%, dated 12/31/98, $111,184 due on 1/4/99 (secured
                        by Federal Government Agency securities), at cost                          111,132            111,132
                                                                                                                  -----------


                      TOTAL INVESTMENTS

                           (identified cost, $30,209,483)                                                          30,177,605

                      Other Assets, Less Liabilities - .6%                                                            193,009
                                                                                                                  -----------

                      NET ASSETS - 100%                                                                           $30,370,614
                                                                                                                  ===========

                      See notes to financial statements.

DLB GLOBAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
--------------------------------------------------------------------------------

ASSETS:
    Investments, at value (identified cost, $30,209,483)                                 $ 30,177,605
    Interest receivable                                                                       241,867
    Receivable from investment manager                                                         19,242
                                                                                         ------------
                                                                                           30,438,714
                                                                                         ------------

LIABILITIES:
    Payable for daily variation margin on open futures contracts                                2,438
    Accrued management fees                                                                    19,287
    Accrued expenses                                                                           46,375
                                                                                         ------------

                                                                                               68,100
                                                                                         ------------

NET ASSETS                                                                               $ 30,370,614
                                                                                         ============

NET ASSETS CONSIST OF:

    Paid-in capital                                                                      $ 30,517,839
    Unrealized depreciation of investments and translation of assets and
      liabilities in foreign currencies                                                       (27,841)
    Accumulated distributions in excess of net realized gain on investment
      and foreign currency transactions                                                      (119,384)
                                                                                         ------------

                                                                                         $ 30,370,614
                                                                                         ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING                                                   3,067,467
                                                                                         ============

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
   PER SHARE (NET ASSETS/SHARES OF BENEFICIAL INTEREST
   OUTSTANDING)                                                                          $       9.90
                                                                                         ============

See notes to financial statements.

DLB GLOBAL BOND FUND

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

INTEREST INCOME                                                                                $ 1,653,415
                                                                                               -----------

EXPENSES:
    Management fee                                                                                 222,217
    Trustees' fees                                                                                   4,669
    Custodian fee                                                                                   67,967
    Accounting and audit fees                                                                       41,551
    Registration fees                                                                               25,694
    Legal fees                                                                                      14,609
    Transfer agent fees                                                                              8,000
    Other                                                                                            2,925
                                                                                               -----------
                                                                                                   387,632

    Reduction of expenses by investment manager                                                   (150,643)
                                                                                               -----------

             Net expenses                                                                          236,989
                                                                                               -----------

             Net investment income                                                               1,416,426
                                                                                               -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain (loss) (identified cost basis):
      Investment transactions                                                                    1,333,707
      Foreign currency transactions and forward foreign currency exchange
         contracts and other transactions denominated in foreign currency                         (392,734)
      Written option transactions                                                                   90,760
      Futures contracts transactions                                                               (95,530)
                                                                                               -----------

             Net realized gain                                                                     936,203
                                                                                               -----------

    Change in unrealized appreciation (depreciation):

      Investments                                                                                  468,734
      Foreign currency and forward foreign currency exchange contracts and other
         transactions denominated in foreign currency                                              (80,437)
      Written options                                                                                 (444)
      Futures contracts                                                                             36,275
                                                                                               -----------

             Net unrealized gain                                                                   424,128
                                                                                               -----------

             Net realized and unrealized gain                                                    1,360,331
                                                                                               -----------

             Increase in net assets from operations                                            $ 2,776,757
                                                                                               ===========

See notes to financial statements.

DLB GLOBAL BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     Years Ended December 31,
                                                                                 1998                       1997
                                                                                 ----                       ----
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
     Net investment income                                                   $  1,416,426                $  1,537,352
     Net realized gain on investments                                             936,203                     780,420
     Net unrealized appreciation (depreciation) of investments                    424,128                    (552,906)
                                                                             ------------                ------------
                                                                                2,776,757                   1,764,866
                                                                             ------------                ------------

  Distributions to shareholders:
     From net investment income                                                  (639,727)                 (1,537,352)
     In excess of net investment income                                                --                    (938,259)
     From net realized gains on investments                                      (936,203)                         --
     In excess of net realized gains on investments                              (613,813)                         --
                                                                             ------------                ------------
                                                                               (2,189,743)                 (2,475,611)
                                                                             ------------                ------------

  Fund share transactions:
     Net proceeds from sales of shares                                            252,370                     932,227
     Net asset value of shares issued in
       reinvestment of distributions                                            2,189,742                   2,475,611
     Cost of shares reacquired                                                 (1,159,794)                     (1,077)
                                                                             ------------                ------------
                                                                                1,282,318                   3,406,761
                                                                             ------------                ------------

             Total increase in net assets                                       1,869,332                   2,696,016

NET ASSETS:

  At beginning of period                                                       28,501,282                  25,805,266
                                                                             ------------                ------------
  At end of period (including accumulated distributions
      in excess of net investment income of $0 and
      $21,541, respectively)                                                 $ 30,370,614                $ 28,501,282
                                                                             ============                ============

See notes to financial statements.

DLB GLOBAL BOND FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                                   Period Ended
                                                                                Years Ended December 31,           December 31,
                                                                                1998                1997              1996**
                                                                                ----                ----           ------------
Per share data (for a share outstanding throughout each period):
  Net asset value- beginning of period                                        $  9.72             $  9.99             $ 10.00
                                                                              -------             -------             -------

  Income from investment operations:
     Net investment income                                                        .47                 .58                 .19
     Net realized and unrealized gain on investments
       and foreign currency                                                       .47                 .08                 .13
                                                                              -------             -------             -------
                                                                                  .94                 .66                 .32
                                                                              -------             -------             -------
  Less distributions to shareholders:
     From net investment income                                                  (.22)               (.58)               (.19)
     In excess of net investment income                                         --                   (.35)               (.11)
     From net realized gain on investments                                       (.33)              --                   (.03)
     In excess of net realized gain on investments                               (.21)              --                  --
                                                                              -------             -------             -------
                                                                                 (.76)               (.93)               (.33)
                                                                              -------             -------             -------

  Net asset value- end of period                                              $  9.90             $  9.72             $  9.99
                                                                              =======             =======             =======

  Total Return                                                                   9.73%               6.57%               3.21%

  Ratios and Supplemental Data:

     Ratio of expenses to average net assets                                      .80%                .80%                .80%*
     Ratio of net investment income to average net assets                        4.78%               5.64%               5.35%*
     Portfolio turnover                                                           677%                234%                232%
     Net assets at end of period (000 omitted)                                $30,371             $28,501             $25,805

The manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that the Fund's total expenses do not exceed .80% of average daily net assets. Without such agreement, the investment income per share and ratios would have been:

       Net investment income                      $ .42              $ .52               $ .17

       Ratios (to average net assets):
         Expenses                                  1.31%              1.42%               1.33%*
         Net investment income                     4.27%              5.01%               4.81%*

  *   Annualized

  ** For the period from August 26, 1996 (commencement of operations) to December 31, 1996.

See notes to financial statements.

DLB GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.      BUSINESS AND ORGANIZATION

        DLB Global Bond Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company.

2.      SIGNIFICANT ACCOUNTING POLICIES

        INVESTMENT VALUATION - Debt securities, including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service, with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

        REPURCHASE AGREEMENTS - Securities purchased under agreements to resell to the original owner are recorded at cost. The Fund may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Fund requires that the securities so purchased be transferred to the custodian under terms that enable the Fund to obtain such securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities to assure that such value, including accrued interest, is greater than amounts owed to the Fund.

        REVERSE REPURCHASE AGREEMENTS - The Fund may enter into reverse repurchase agreements in which the Fund sells securities to a bank or dealer and agrees to repurchase them at a mutually agreed date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such an account for each of its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

        FOREIGN CURRENCY TRANSLATION - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars at current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars at currency exchange rates prevailing on the respective dates of such transactions. Security transaction gains and losses attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. Income and expense gains and losses that are attributable to changes in foreign exchange rates are recorded for financial statement purposes as foreign currency transaction gains and losses. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

        PURCHASED OR WRITTEN OPTIONS - The Fund may purchase and sell call and put options with respect to securities and foreign currencies. Upon the purchase or sale of an option by the Fund, the premium paid or received is recorded as an investment or liability, the value of which is marked to market daily. Premiums paid or received from purchasing or writing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Fund has realized a gain or a loss on investment transactions. The risk associated with purchasing options is limited to the premium originally paid. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold or purchased and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

        FUTURES CONTRACTS - The Fund may enter into futures contracts for the delayed delivery of securities or foreign currency. Upon entering such contracts, the Fund must deposit either in cash or securities an amount equal to a specified percentage of the contract amount. Subsequent payments are made or received by the Fund each day depending on the fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investments in futures contracts are designed to hedge against anticipated future changes in interest or exchange rates. Investments in futures may also be made in order to reduce fluctuations in net asset value by hedging against a decline in the value of securities or currencies owned by the Fund or an increase in the value of securities or currencies which the Fund expects to purchase. The Fund may also use such techniques, to the extent permitted by applicable law, as a substitute for direct investment in foreign securities. Should interest or exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

        FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The risks associated with these contracts include the possible inability of counterparties to meet the terms of the contracts and unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund enters into forward contracts for hedging purposes only. The Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value resulting from unfavorable exchange rate movements. Forward foreign currency exchange contracts are adjusted by the daily change in the exchange rates of the underlying currencies, and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

        INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

        TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gains on investments. Accordingly, no provision for federal income or excise tax is necessary.

        The Fund files a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

        Foreign taxes are provided with respect to interest and dividend income earned in foreign currencies in accordance with applicable tax rates. To the extent that such taxes are unrecoverable, they are recorded as a reduction of net investment income.

        Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Only distributions in excess of tax-basis earnings and profits are reported as return of capital. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of net investment income or accumulated undistributed net realized gains. During the year ended December 31, 1998, $755,158 was reclassified from accumulated undistributed net investment income to accumulated distributions in excess of net realized gain on investment and foreign currency transactions due to differences between financial reporting and tax accounting for foreign currency transactions. This change had no effect on net assets or net asset value per share.

        USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those such estimates.

3.      TRANSACTIONS WITH AFFILIATES

        The Fund engages David L. Babson & Co. Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of .75% of average daily net assets. For the year ended December 31, 1998, the management fee amounted to $222,217, of which $46,093 was waived by Babson. Additionally, $104,550 of Fund expenses were borne by Babson.

        Babson has entered into a sub-advisory agreement with Potomac Babson Incorporated ("PBI") with respect to the management of the international component of the Fund's portfolio. Under the sub-advisory agreement, Babson pays PBI a monthly fee at the effective annual rate of .65% of average daily net assets. PBI is a 60% owned subsidiary of Babson.

        The Fund pays no compensation directly to the Trustees who also are officers of the investment manager, nor to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.

4.      PORTFOLIO SECURITIES

        Purchases and sales of investments, other than purchased options and short-term obligations, were as follows:

                                                              Purchases             Sales
                                                              ---------             -----
        U. S.  Government securities                         $182,553,762        $179,317,477
                                                             ============        ============
        Investments (non-U.S.  Government securities)        $ 16,542,961        $ 28,502,277
                                                             ============        ============

    The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

        Aggregate cost                         $ 30,263,753
                                               ============

        Gross unrealized appreciation          $    178,962
        Gross unrealized depreciation              (265,110)
                                               ------------

            Net unrealized depreciation        $    (86,148)
                                               ============

5.      SHARES OF BENEFICIAL INTEREST

        The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                               Years Ended December 31,
                                                1998             1997
                                                ----             ----
        Shares sold                            24,916           92,967
        Shares issued in reinvestment
           of  distributions                  221,038          254,910
        Redemptions                          (109,216)            (107)
                                             --------         --------
           Net increase                       136,738          347,770
                                             ========         ========

6.      FINANCIAL INSTRUMENTS

        The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to such market risks as changes in interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts, futures contracts and written option contracts. The notional or contractual amounts of these instruments represent the Fund's investment in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 1998 is as follows:

        Futures Contracts

                                                                                  Unrealized
        Expiration                 Contracts                    Position         Appreciation
        ----------                 ---------                    --------         ------------
        March 1999            5 Deutsche Mark Futures            Short              $4,037

        At December 31, 1998, the Fund had sufficient cash and securities to cover margin requirements on open futures contracts.

        Written Option Transactions

                                                                               1998 Puts
                                                                      Contracts          Premiums
                                                                      ---------          --------
        Written options outstanding at beginning of period                   10         $   3,100
        Options written                                                     185           109,785
        Options exercised                                                   (30)          (14,850)
        Options expired                                                     (90)          (53,192)
        Options closed                                                      (75)          (44,843)
                                                                      ---------         ---------
        Written options outstanding at end of period                         --         $      --
                                                                      =========         =========

7.      RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

        Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments that could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall government supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

8.      SUBSEQUENT EVENT

        The Trustees have decided to terminate the Fund effective March 1, 1999 or as soon thereafter as practicable. In connection with such termination, the Trustees have discontinued the sale of Fund shares.

                                      DLB

THE DLB GLOBAL SMALL CAP FUND



                                                                   ANNUAL REPORT

                                                               DECEMBER 31, 1998










                       [EXPERIENCE TO MANAGE THE FUTURE]

                                                       DLB GLOBAL SMALL CAP FUND

MANAGER'S COMMENTARY

THE TOTAL ASSETS IN THE FUND AS OF DECEMBER 31, 1998, WERE $14.3 MILLION, OF WHICH 47.9% WERE INVESTED IN U.S. SECURITIES AND 52.1% IN INTERNATIONAL SECURITIES.

AN IMPORTANT FEATURE IN THE EQUITY MARKETS WAS THE CONTINUING TREND OF LARGE COMPANY OUTPERFORMANCE RELATIVE TO SMALLER COMPANIES. For the past five years, the larger the average market capitalization of the index, the better the index performed. This was true even more in 1998, where small cap indices underperformed large cap indices by the widest margin ever.


THE DOMESTIC PORTION OF THE DLB GLOBAL SMALL CAP FUND SEVERELY LAGGED ITS BENCHMARK FOR THE QUARTER, AND, AS A RESULT, TRAILED THE BENCHMARK, THE RUSSELL 2500 INDEX, FOR ALL OF 1998. Generally speaking, superior stock selection was able to overcome the negative effects of unfavorable industry weightings - particularly, our relatively low weighting in the technology sector (the best performing sector for the quarter and the year) and our increased exposure in the pummeled energy sector (the worst performing sector for the quarter and for the year).


THE BEST AND WORST PERFORMING U.S. STOCKS IN THE FUND FOR THE YEAR ENDING 1998 ARE LISTED BELOW:

Best Performers                             Business                            Gain (%)
---------------                             --------                            ----
Elsag Bailey                                Process Controls                    137
Martin Marietta Materials                   Aggregates and Magnesia              70
Policy Management Systems                   Insurance Company Software           45
EG&G Inc.                                   Industrial Conglomerate              34
Newport News Shipbuilding                   Defense Contractor                   31

Underperformers                             Business                            Loss (%)
----------------                            --------                            ----
Halter Marine                               Oil Rigs & Supply Vessels            75
DiMon Incorporated                          Tobacco Processor                    72
Foster Wheeler Corp.                        Engineering/Construction             58
Nabors Industries                           Oil & Gas Drilling Rigs              57
Golden State Bancorp                        California Thrift                    56

                                                       DLB GLOBAL SMALL CAP FUND

MANAGER'S COMMENTARY

1998 WAS A BETTER YEAR FOR INTERNATIONAL SMALLER COMPANIES, ALTHOUGH THEY CONTINUED TO LAG BEHIND THEIR LARGER COUNTERPARTS. The year was also characterized by great volatility, as investors had to contend with a number of crises in emerging economies.

EUROPE WAS THE STRONGEST AREA BOTH IN TERMS OF PERFORMANCE AND ECONOMIC ACTIVITY. Interest rates fell in anticipation of the introduction of the single currency, and appear ready to fall still further in 1999. The creation of the single market meant that a number of smaller companies became attractive acquisition targets for larger companies, and the portfolio benefited from takeovers for some of its holdings. A large portion of the international assets of the Fund remained invested in the European region during the year. Asia, on the other hand, continued to struggle in the face of poor economic conditions. Having reduced positions there in 1997, we did not add significantly to the area during the period under review. Valuations do look attractive, however, and we would expect to find some good investment opportunities there in 1999.

BELOW ARE THE BEST AND WORST PERFORMING INTERNATIONAL STOCKS FOR THE YEAR ENDED 1998:

                                                               Gain (%)
Best Performers  (Country)           Business                  (in local currency)
--------------------------           --------                  --------
MLP (Germany)                      Insurance Services        121
Alliance Unichem (U.K.)            Pharmaceutical Dist.       78
St. James Place Capital (U.K.)     Life Insurance             71
Union Tools (Japan)                Specialty Drills           69
Nutreco (Netherlands)              Foods                      60

                                                               Loss (%)
Worst Performers Country             Business                  (in local currency)
------------------------             --------                  --------

T&K Toka (Japan)                   Specialty                  61
Chen Hsong Holdings (Hong Kong)    Mould Machinery            57
Devro (U.K.)                       Food Casings               55
Gold Peak (Hong Kong)              Batteries                  49
Expro International (U.K.)         Oil Services               47

                                                       DLB GLOBAL SMALL CAP FUND

MANAGER'S COMMENTARY

FINALLY, WE NOTE THAT 1998 MARKED THE FIFTH CONSECUTIVE YEAR THAT SMALL COMPANY STOCKS UNDERPERFORMED LARGE COMPANY STOCKS, ALTHOUGH THE RAPID PRICE INCREASES LATE IN THE FOURTH QUARTER WERE LED LARGELY BY SMALL COMPANY STOCKS. The relative underperformance of small company stocks is in spite of superior earnings growth for small companies versus large companies over the past year and a half. The combination of underperformance and more favorable earnings growth for small companies has resulted in the fact that relative valuations of small company stocks versus their large company counterparts are now as attractive as they have ever been over the past two decades.

THANK YOU FOR YOUR INVESTMENT AND YOUR CONTINUED INTEREST IN THE DLB GLOBAL SMALL CAP FUND.

                                                       DLB GLOBAL SMALL CAP FUND

GROWTH OF A $100,000 INVESTMENT

                CUMULATIVE TOTAL RETURN SINCE INCEPTION 7/19/95

                               R2500/
               DLB Global      Salomon
               SM Cap          EMI                           R2500/Salomon EMI               Salomon EMI
Date           (net of fees)   ex-US     DLB Global SM       ex-US                           ex-US                 Russell 2500
                                         $100,000.00          $100,000.00                    $100,000.00           $100,000.00
30-Jul 95       0.30           5.86      $100,300.00          $105,860.00             0.42   $100,420.00    2.17   $102,170.00
30-Aug 95      -1.50          -0.88       $98,795.50          $104,928.43            -2.53    $97,879.37    1.60   $103,804.72
30-Sep 95       1.01           6.22       $99,793.33          $111,454.98             0.76    $98,623.26    1.87   $105,745.87
31-Oct 95      -1.40          -2.98       $98,396.23          $108,133.62            -2.88    $95,782.91   -3.13   $102,436.02
30-Nov 95       2.64           3.18      $100,993.89          $111,572.27             2.93    $98,589.35    4.27   $106,810.04
31-Dec 95       2.99           2.98      $104,013.61          $114,897.12             3.83   $102,365.32    1.71   $108,636.49
31-Jan 96       2.32           1.30      $106,426.72          $116,390.79             1.78   $104,187.42    0.71   $109,407.81
28-Feb 96       3.22           2.16      $109,853.66          $118,904.83             1.56   $105,812.75    3.01   $112,700.99
31-Mar 96       2.47           2.19      $112,567.05          $121,508.84             2.30   $108,246.44    2.04   $115,000.09
30-Apr 96       2.42           5.00      $115,291.17          $127,584.29             5.26   $113,940.20    4.62   $120,313.09
31-May 96       1.14           0.65      $116,605.49          $128,413.58            -0.81   $113,017.29    2.71   $123,573.58
30-Jun 96      -1.30          -1.26      $115,089.62          $126,795.57             0.01   $113,028.59   -3.07   $119,779.87
31-Jul 96      -4.90          -5.22      $109,450.23          $120,176.84            -3.78   $108,756.11   -7.32   $111,011.98
31-Aug 96       1.20           2.98      $110,763.63          $123,758.11             1.01   $109,854.54    5.75   $117,395.17
30-Sep 96       0.27           2.13      $111,062.69          $126,394.16             0.56   $110,469.73    4.33   $122,478.38
31-Oct 96      -0.45          -0.50      $110,562.91          $125,762.19            -0.39   $110,038.90   -0.66   $121,670.02
30-Nov 96       2.64           3.00      $113,481.77          $129,535.06             1.64   $111,843.53    4.83   $127,546.69
31-Dec 96       0.69          -0.45      $114,264.79          $128,952.15            -1.84   $109,785.61    1.37   $129,294.07
31-Jan 97      -2.86           0.05      $110,996.82          $129,016.63            -2.16   $107,414.24    2.76   $132,862.59
28-Feb 97       0.00           0.24      $109,450.23          $120,465.27             1.68   $110,583.21   -1.49   $109,357.90
31-Mar 97      -0.64          -2.79      $108,749.74          $117,104.29            -1.33   $109,112.45   -4.53   $104,403.99
30-Apr 97      -1.85          -0.21      $106,737.87          $116,858.37            -1.49   $107,486.68    1.27   $105,729.92
31-May 97       5.38           7.74      $112,480.37          $125,903.21             6.41   $114,376.57    9.21   $115,467.65
30-Jun 97       3.58           3.15      $116,507.17          $129,869.16             2.26   $116,961.48    4.09   $120,190.27
31-Jul 97       2.42           2.23      $119,326.64          $132,765.24            -1.51   $115,195.36    5.86   $127,233.42
31-Aug-97       -1.1          -1.32      $118,014.05          $131,012.74            -4.27   $110,276.52    1.39   $129,001.97
30-Sep-96       2.47           4.28      $120,929.00          $136,620.08             1.78   $112,239.44    6.54   $137,438.70
31-Oct-97       -3.5          -4.24      $116,696.48          $130,827.39            -3.95   $107,805.99   -4.49   $131,267.70
30-Nov-97      -1.04          -1.83      $115,482.84          $128,433.25            -4.46   $102,997.84    0.45   $131,858.40
31-Dec-97       2.10           0.04      $117,907.98          $128,484.62            -2.21   $100,721.59    1.89   $134,350.53
31-Jan-98      -0.62           1.15      $117,176.95          $129,962.20             4.17   $104,921.68   -1.53   $132,294.96
28-Feb-98       7.14           7.36      $125,543.38          $139,527.42             7.46   $112,748.83    7.26   $141,899.58
31-Mar-98       6.33           4.54      $133,490.28          $145,861.96             4.70   $118,048.03    4.39   $148,128.97
30-Apr-98       0.55           0.56      $134,224.48          $146,678.79             0.76   $118,945.20    0.38   $148,691.86
31-May-98       0.78          -1.38      $135,271.43          $144,654.62             1.86   $121,157.58   -4.64   $141,792.56
30-Jun-98      -3.56          -1.41      $130,455.76          $142,614.99            -2.92   $117,619.77    0.12   $141,962.71
31-Jul-98      -2.17          -3.66      $127,624.87          $137,395.28            -0.69   $116,808.20   -6.87   $132,209.87
31-Aug-98     -13.93         -15.30      $109,846.73          $116,373.80           -12.26   $102,487.51  -18.86   $107,275.09
30-Sep-98      -1.71           2.09      $107,968.35          $118,806.02            -2.60   $99,822.84     7.10   $114,891.62
31-Oct-98       7.66           6.30      $116,238.73          $126,290.79             7.06   $106,870.33    5.47   $121,176.19
30-Nov-98       2.52           4.04      $119,167.94          $131,392.94             3.20   $110,290.18    4.95   $127,174.41
31-Dec-98       2.63           4.16      $122,302.06          $136,858.89             2.42   $112,959.20    6.06   $134,881.18

                  TOTAL RETURNS (%) FOR PERIODS ENDED 12/31/98

                                 6 Months       One Year         Annualized
                                 7/1/98-        1/1/98-        Since Inception
                                 12/31/98       12/31/98       7/19/95-12/31/98

DLB Global Small Cap Fund          3.73          -6.25               6.35
Combined Index                     6.53          -4.02              11.62
Salomon EMI (ex-US)               12.15          -3.96               3.18
Russell 2500 Index                 0.39          -4.99              14.66

DISCLOSURE STATEMENT

THE DLB GLOBAL SMALL CAPITALIZATION FUND invests in a combination of domestic and international securities. The relative proportions of the Fund's assets fluctuate over time. The "Combined Index" used as a benchmark to measure the performance of this Fund is a composite of the Russell 2500 Index and Salomon Brothers Extended Market Index, ex-US, (EMI), weighted in each (monthly) period to reflect the proportions of the Fund's assets invested in domestic and international securities, respectfully, during such period. As of December 31, 1998, such proportions were 47.9% domestic, 52.1% international.


SALOMON BROTHERS EXTENDED MARKET INDEX, ex-US, (EMI) is an unmanaged index that represents the bottom 20% of the cumulative available market capital of the BMI. The EMI defines the small stock index outside the U.S.

SALOMON BROTHERS BROAD MARKET INDEX (BMI) is an unmanaged index that fully represents the universe of institutionally available global stocks. All companies with an available market capitalization greater than US $100 million are included in the index.

RUSSEL 2500 INDEX is an unmanaged index that consists of the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index, representing approximately 23% of the Russell 3000 total market capitalization. This index is a good measure of small to medium-small stock performance in the U.S.


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

        DLB GLOBAL SMALL
        CAPITALIZATION FUND

        FINANCIAL STATEMENTS FOR THE YEARS ENDED
        DECEMBER 31, 1998 AND 1997

DLB GLOBAL SMALL CAPITALIZATION FUND

TABLE OF CONTENTS
-----------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT                                                1

FINANCIAL STATEMENTS:

        Portfolio of Investments as of December 31, 1998                  2 - 7

        Statement of Assets and Liabilities as of December 31, 1998         8

        Statement of Operations for the Year Ended December 31, 1998        9

        Statements of Changes in Net Assets for the Years Ended
             December 31, 1998 and 1997                                    10

        Financial Highlights for the Four-Year Period Ended
             December 31, 1998                                             11

        Notes to Financial Statements                                   12 - 15

INDEPENDENT AUDITORS' REPORT

To the Trustees of The DLB Fund Group and Shareholders of DLB Global Small
   Capitalization Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DLB Global Small Capitalization Fund (the "Fund") (a separate series of The DLB Fund Group) as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1998 and 1997, and the financial highlights for each of the years in the four-year period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from the brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of DLB Global Small Capitalization Fund at December 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

/s/ Deloitte and Touche LLP
---------------------------
Boston, Massachusetts
February 12, 1999

DLB GLOBAL SMALL CAPITALIZATION FUND

PORTFOLIO OF INVESTMENTS
December 31, 1998
--------------------------------------------------------------------------------
Common and Preferred Stocks - 95.1%

                ISSUER                                                              SHARES             VALUE
AEROSPACE - 2.3%
EG&G Inc.                                                                            6,000              $ 166,875
Newport News Shipbuilding, Inc.                                                      4,700                157,156
                                                                                                        ---------

                                                                                                          324,031
                                                                                                        ---------

APPAREL -.9 %
The Stride Rite Corporation                                                         14,500                126,875
                                                                                                        ---------

AUTO PARTS - 2.3%
Bandag Incorporated                                                                  4,300                149,963
Exide Corporation                                                                   11,400                185,250
                                                                                                        ---------
                                                                                                          335,213
                                                                                                        ---------

BANKS - 2.0%
Dime Bancorp, Inc.                                                                   5,500                145,406
Golden State Bancorp, Inc. (*)                                                       7,600                126,350
Golden State Bancorp, Inc. Warrants (*)                                              3,300                 15,056
                                                                                                        ---------
                                                                                                          286,812
                                                                                                        ---------

BUILDING SUPPLIES - 1.5%
Dal-Tile International Inc. (*)                                                     21,600                224,100
                                                                                                        ---------

COAL GAS & PIPE - 1.1%
Nabors Industries (*)                                                               11,900                161,394
                                                                                                        ---------

COMPUTERS - .9%
Gerber Scientific Inc.                                                               5,300                126,206
                                                                                                        ---------

COMPUTER SOFTWARE - .1%
PRI Automation Inc. (*)                                                                700                 18,200
                                                                                                        ---------

DIVERSIFIED - 1.1%
Unisource Worldwide, Inc.                                                           20,800                150,800
                                                                                                        ---------

                ISSUER                                                              SHARES             VALUE

ELECTRONICS & INSTRUMENTS - 3.2%
Intergraph Corporation (*)                                                          20,200              $ 116,150
Magnetek Incorporated (*)                                                           13,200                152,625
Scitex Corporation Ltd. (*)                                                         16,200                190,350
                                                                                                        ---------
                                                                                                          459,125
                                                                                                        ---------

EQUITY INVESTMENT TRUSTS - .9%
HCC Insurance Holdings, Inc.                                                         7,700                135,713
                                                                                                        ---------

FOOD PRODUCERS - 1.1%
Ralcorp Holdings Inc. (*)                                                            8,900                162,425
                                                                                                        ---------

FURNITURE & APPLIANCES - 1.3%
Herman Miller, Inc.                                                                  3,000                 80,625
La-Z-Boy Incorporated                                                                6,000                106,875
                                                                                                        ---------
                                                                                                          187,500
                                                                                                        ---------

INSURANCE COMPANIES - 2.2%
HSB Group, Inc.                                                                      4,100                168,356
Life USA Holdings Inc.                                                              11,400                146,775
                                                                                                        ---------
                                                                                                          315,131
                                                                                                        ---------

MACHINERY & EQUIPMENT - 5.1 %
Elsag Bailey Process Automation  NV (*)                                              6,700                262,138
Flowserve Corporation                                                                2,300                 38,094
Foster Wheeler Corporation                                                           9,800                129,238
Harsco Corporation                                                                   3,200                 97,400
Roper Industries, Inc.                                                               3,000                 61,125
Unova Inc. (*)                                                                       7,700                139,563
                                                                                                        ---------
                                                                                                          727,558
                                                                                                        ---------

METALS & MINING - 3.6%
Calmat Co.                                                                           7,600                234,650
Martin Marietta Materials                                                            4,500                279,844
                                                                                                        ---------
                                                                                                          514,494
                                                                                                        ---------

NATURAL GAS - 1.2%
Equitable Resources, Inc.                                                            5,800                168,925
                                                                                                        ---------

OFFICE EQUIPMENT - 1.4%
Wallace Computer Services                                                            7,800                205,725
                                                                                                        ---------

PAPER & FOREST PRODUCTS - .9%
Albany International Corp.                                                           6,593                124,860
                                                                                                        ---------

             ISSUER                                            SHARES               VALUE

PRINTING & PUBLISHING - 4.5%
ACNeilsen Corporation (*)                                     5,300              $ 149,725
Central Newspapers, Inc.                                      2,600                185,738
Hollinger International                                      10,800                150,525
Lee Enterprises Inc.                                          5,100                160,650
                                                                                 ---------
                                                                                   646,638
                                                                                 ---------

PROFESSIONAL SERVICES - 1.6%
CDI Corporation (*)                                           5,200                104,975
Policy Management Systems Corporation (*)                     2,400                121,200
                                                                                 ---------
                                                                                   226,175
                                                                                 ---------

SPECIALTY CHEMICALS - .7 %
Calgon Carbon                                                14,000                105,000
                                                                                 ---------

SPECIALTY RETAIL - 1.7%
Charming Shoppes  (*)                                        24,100                103,931
Enesco Group Inc.                                             5,900                137,175
                                                                                 ---------
                                                                                   241,106
                                                                                 ---------

TELECOMMUNICATIONS - 1.1%
Commscope Inc. (*)                                            9,500                159,719
                                                                                 ---------

TOBACCO - .8%
Dimon Incorporated                                           15,900                118,256
                                                                                 ---------

TRANSPORTATION - 1.3 %
Fritz Companies Inc. (*)                                     16,800                181,650
                                                                                 ---------

TRUCKING & SHIPPING - 2.0%
Halter Marine Group Inc. (*)                                 19,900                 97,013
Yellow Corporation (*)                                       10,100                193,163
                                                                                 ---------
                                                                                   290,176
                                                                                 ---------

FOREIGN

BELGIUM - 1.2%
Colruyt NV (Food Retailers)                                     200               166,522
                                                                                 ---------

FINLAND - 1.3%
KCI Konecranes International (Diversified Industrial)         4,000               180,343
                                                                                 ---------

                ISSUER                                                              SHARES                 VALUE
FRANCE - 7.4%
Brioche Pasquier, SA (Food Producers)                                                1,300              $ 152,086
Christian Dalloz (Safety Products)                                                   1,000                 81,803
L'Europeenne d'Extincteurs (Diversified Industrial)                                  2,000                124,848
M6 - Metropole Television (Media)                                                    1,750                298,501
Societe Manutan SA (Distributors)                                                    3,000                214,332
Royal Canin SA (Food Producers)                                                      3,000                187,540
                                                                                                        ---------
                                                                                                        1,059,110
                                                                                                        ---------

GERMANY - 2.2%
MLP Pref., Non Voting (Life Insurance) (**)                                            200                114,005
Rhoen-Klinikum, AG (Private Healthcare)                                              2,000                198,608
                                                                                                        ---------
                                                                                                          312,613
                                                                                                        ---------

HONG KONG - 2.5%
CDL Hotel International Limited (Leisure and Hotels)                               150,000                 38,529
Chen Hsong Holdings (Engineering)                                                  150,000                 20,136
Fountain Set (Textiles) (*)                                                        260,000                 36,916
Gold Peak Industries (Holdings) Ltd. (Electronic and                               150,000                 42,110
   Electrical)
Vitasoy International Holdings, Ltd. (Food Producers)                              312,500                113,948
VTech Holdings Ltd. (Electronic and Electrical)                                     15,000                 65,440
YGM Trading Ltd. (Textiles and Apparel)                                            100,000                 47,757
                                                                                                        ---------
                                                                                                          364,836
                                                                                                        ---------

HUNGARY - .3%
Pick Szeged RT-GDR (Food Producers)                                                  4,250                 36,550
                                                                                                        ---------

ITALY - 4.1%
Banca Popolare Di Brescia (Banking)                                                 12,000                292,098
Gewiss SpA (Electronic and Electrical)                                               7,000                141,525
Industrie Natuzzi SpA (Furniture Producer)                                           6,000                149,250
                                                                                                        ---------
                                                                                                          582,873
                                                                                                        ---------

JAPAN - 5.7%
Aderans Company, Ltd. (Healthcare)                                                   3,000                 92,980
Bellsystem24 Inc. (Telemarketing)                                                      600                133,510
Fancl Corporation (Cosmetics, Toiletries) (*)                                        1,000                 85,563
Hosiden Corporation (Electronic Components)                                          8,000                139,302
Misumi Corporation (Distributors)                                                    2,000                 37,969

                ISSUER                                                              SHARES               VALUE

JAPAN (CONTINUED)
Mycal Card Inc. (Consumer Credit)                                                    3,000               $ 74,967
Ryohin Keikaku Company, Ltd.(Retailer)                                               1,000                132,892
T&K Toka Company Ltd. (Chemicals)                                                    1,500                 15,894
Union Tool Co. (Engineering)                                                         2,000                 99,779
                                                                                                         --------
                                                                                                          812,856
                                                                                                         --------

MALAYSIA - .1 %
Perlis Plantations Berhad (Diversified Industrial)                                  15,000                 15,394
                                                                                                         --------

NETHERLANDS - 4.0%
Brunel International, NV (Temporary Employment)                                      3,500                 70,764
Kempen & Company, NV (Banking) (*)                                                   1,750                 92,924
Nutreco Holding, NV (Food Producers)                                                 6,000                236,233
Royal Numico (KON), NV (Telecommunications)                                          3,500                166,667
                                                                                                         --------
                                                                                                          566,588
                                                                                                         --------

NEW ZEALAND - .4%
Guinness Peat Group (Other Financial)                                               60,500                 52,488
                                                                                                         --------

NORWAY - 1.4%
Tomra Systems ASA (Diversified Industrial)                                           6,000                197,376
                                                                                                         --------

SINGAPORE - .7 %
Haw Par Healthcare Limited (Pharmaceuticals)                                        50,000                 27,231
TIBS Holdings Limited (Transport)                                                  120,000                 74,070
                                                                                                         --------
                                                                                                          101,301
                                                                                                         --------
SPAIN - 1.1%
Mapfre Vida Seguros (Life Insurance)                                                 4,000                150,529
                                                                                                         --------

SWITZERLAND - 3.7%
Bank Sarasin Ltd. (Banking) (*)                                                         90                159,593
Fotolabo, SA (Support Services)                                                        600                183,140
Phoenix Mecano AG (Engineering)                                                        300                179,869
                                                                                                         --------
                                                                                                          522,602
                                                                                                         --------

THAILAND - .2%
Matichon Public Co. Ltd (Media)                                                     24,000                 33,732
                                                                                                         --------

UNITED KINGDOM - 12.1 %
Alliance Unichem PLC (Healthcare)                                                   21,300                200,046
Peter Black Holdings, PLC (Household Goods)                                         19,000                 85,988

                ISSUER                                                              SHARES             VALUE

UNITED KINGDOM (CONTINUED)
Brake Brothers PLC (Food Retailers)                                                  9,000              $ 111,357
N Brown Group PLC (General Retailers)                                               20,000                 96,659
Capita Group, PLC (Service Outsourcing) (*)                                         10,000                 92,257
Cattles PLC (Other Financial)                                                       20,000                210,091
Columbus Group PLC (Business Publishing)                                           110,000                 47,956
Devro PLC (Food Producers)                                                          23,000                 65,510
Expro International Group, PLC (Oil Exploration)                                    14,000                 66,266
Independent Insurance Group, PLC (General Insurer) (*)                              19,000                 80,308
Redrow Group PLC (Housebuilder)                                                     26,000                 71,896
Rotork PLC (Engineering)                                                            13,000                 83,123
Sage Group (Accounting Software) (*)                                                 4,000                104,298
Seton Scholl Healthcare PLC (Healthcare)                                            13,000                180,820
Spirax-Sarco Engineering PLC (Engineering)                                          12,000                103,734
St. James's Place Capital PLC (Life Insurance)                                      27,000                129,811
                                                                                                        ---------
                                                                                                        1,730,120
                                                                                                        ---------

TOTAL COMMON AND PREFERRED STOCKS
    (identified cost, $12,335,799)                                                                     13,609,640

                                                                                PRINCIPAL
                                                                                  AMOUNT

REPURCHASE AGREEMENT - 5.0%
Investors Bank & Trust Repurchase Agreement, 4.25%,
  dated 12/31/98, $720,322 due on 1/4/99 (secured by
  Federal Government Agency securities), at cost                                 $ 719,982                719,982
                                                                                                       ----------

TOTAL INVESTMENTS (identified cost, $13,055,781)                                                       14,329,622

Other assets, less liabilities - (.1 %)                                                                   (19,798)
                                                                                                        ---------

NET ASSETS - 100%                                                                                    $ 14,309,824
                                                                                                     ============


(*)   Non-income producing security
(**)  Preferred Stock

See notes to financial statements.

DLB GLOBAL SMALL CAPITALIZATION FUND



STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
--------------------------------------------------------------------------------

ASSETS:

    Investments, at value (identified cost, $13,055,781)                                     $ 14,329,622
    Foreign cash, at value (cost, $3,493)                                                           3,493
    Dividends and interest receivable                                                              10,179
    Receivable from investment manager                                                              9,088
    Receivable for foreign taxes                                                                   11,742
                                                                                             ------------

                                                                                               14,364,124
                                                                                             ------------



LIABILITIES:
    Payable for investments purchased                                                               5,783
    Accrued management fees                                                                        11,730
    Accrued expenses                                                                               36,787
                                                                                             ------------

                                                                                                   54,300
                                                                                             ------------

NET ASSETS                                                                                   $ 14,309,824
                                                                                             ============

NET ASSETS CONSIST OF:

    Paid-in capital                                                                         $ 13,108,105

    Unrealized appreciation of investments and translation of assets and

      liabilities in foreign currencies                                                         1,274,562

    Accumulated distributions in excess of net realized gain on investments

      and foreign currency transactions                                                            (2,636)

    Accumulated distributions in excess of net investment income                                  (70,207)
                                                                                             ------------



             Total                                                                           $ 14,309,824
                                                                                             ============


SHARES OF BENEFICIAL INTEREST OUTSTANDING                                                       1,327,748
                                                                                             ============

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
   PER SHARE (NET ASSETS / SHARES OF BENEFICIAL INTEREST
   OUTSTANDING)                                                                             $      10.78
                                                                                            ============
                            See notes to financial statements.


DLB GLOBAL SMALL CAPITALIZATION FUND

STATEMENT OF OPERATIONS
Year Ended December 31, 1998
--------------------------------------------------------------------------------

NET INVESTMENT INCOME:
    Dividends (net of foreign tax withheld of $16,205)                                            $    206,307
    Interest                                                                                            23,203
                                                                                                  ------------
                                                                                                       229,510
                                                                                                  ------------

EXPENSES:
    Management fee                                                                                     143,177
    Trustees' fees                                                                                       4,669
    Custodian fee                                                                                       67,107
    Accounting and audit fees                                                                           29,428
    Registration fees                                                                                   20,578
    Legal fees                                                                                          11,258
    Transfer agent fee                                                                                   8,000
    Other                                                                                                2,782
                                                                                                  ------------
                                                                                                       286,999

    Reduction of expenses by investment manager                                                        (72,251)
                                                                                                  ------------

             Net expenses                                                                              214,748
                                                                                                  ------------

             Net investment income                                                                      14,762
                                                                                                  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain (loss) (identified cost basis):
      Investment transactions                                                                        1,051,146
      Foreign currency transactions and forward foreign currency exchange
         contracts and other transactions denominated in foreign currency                               (6,746)
                                                                                                  ------------
             Net realized gain on investments and foreign currency                                   1,044,400
                                                                                                  ------------

    Change in unrealized appreciation:
      Investments                                                                                     (539,253)
      Foreign currency and forward foreign currency exchange contracts and other
         transactions denominated in foreign currency                                                    1,006
                                                                                                  ------------
             Net unrealized loss on investments and foreign currency                                  (538,247)
                                                                                                  ------------

             Net realized and unrealized gain on investments and foreign
                currency                                                                               506,153
                                                                                                  ------------

             Increase in net assets from operations                                               $    520,915
                                                                                                  ============


See notes to financial statements.

DLB GLOBAL SMALL CAPITALIZATION FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

                                                                            Years Ended December 31,
                                                                            ------------------------
                                                                           1998            1997
                                                                           ----            ----

From operations:
    Net investment income                                             $     14,762    $     29,173
    Net realized gain on investments and foreign currency                1,044,400          27,312
    Net unrealized appreciation (depreciation) of investments
      and foreign currency                                                (538,247)        572,764
                                                                      ------------    ------------

                                                                           520,915         629,249
                                                                      ------------    ------------

Distributions to shareholders:
    From net investment income                                             (14,762)         (9,121)
    In excess of net investment income                                     (93,233)             --
    From net realized gain on investments                                 (989,096)        (27,312)
    In excess of net realized gain on investments                               --          (9,806)
    Tax return of capital                                                       --        (474,986)
                                                                      ------------    ------------

                                                                        (1,097,091)       (521,225)
                                                                      ------------    ------------

Fund share transactions:
    Net proceeds from sales of shares                                      827,306         906,178
    Net asset value of shares issued in
      reinvestment of distributions                                      1,097,091         521,225
    Cost of shares reacquired                                             (925,539)       (233,889)
                                                                      ------------    ------------

                                                                           998,858       1,193,514
                                                                      ------------    ------------

            Total increase in net assets                                   422,682       1,301,538

NET ASSETS:
At beginning of period                                                  13,887,142      12,585,604
                                                                      ------------    ------------
At end of period (including accumulated distributions in excess
     of net investment income of $70,207 and $26,926, respectively)   $ 14,309,824    $ 13,887,142
                                                                      ============    ============



See notes to financial statements.

DLB GLOBAL SMALL CAPITALIZATION FUND
FINANCIAL HIGHLIGHTS
---------------------------------------

                                                                                  Years Ended December 31,              Period Ended
                                                                           --------------------------------------       December 31,
                                                                           1998           1997               1996            1995**
                                                                           ----           ----               ----            ------
Per share data (for a share outstanding throughout each period):
Net asset value- beginning of period                                  $    11.27      $    11.19         $    10.33      $ 10.00
                                                                      ----------      ----------         ----------      -------

Income from investment operations:
   Net investment income                                                     .01             .02                .01          .07
   Net realized and unrealized gain on investments                           .40             .50               1.01          .33
                                                                             ---             ---               ----          ---

                                                                             .41             .52               1.02          .40
                                                                             ---             ---               ----          ---
Less distributions to shareholders:
   From net investment income                                               (.01)           (.01)              (.01)        (.07)
   In excess of net investment income                                       (.08)             --                 --           --
   From net realized gain on investments                                    (.81)           (.02)              (.11)          --
   In excess of net realized gain on investment                               --            (.01)              (.04)          --
   Tax return of capital                                                      --            (.40)                --           --
                                                                             ---             ---               ----          ---

                                                                            (.90)           (.44)              (.16)        (.07)
                                                                            ----            ----               ----         ----

Net asset value- end of period                                        $    10.78      $    11.27         $    11.19      $ 10.33
                                                                      ==========      ==========         ==========      =======

Total return                                                                3.73%           4.66%              9.85%        4.07%

Ratios and Supplemental Data:
   Ratio of expenses to average net assets                                  1.50%           1.50%              1.50%        1.46% *
   Ratio of net investment income to average net assets                      .10%            .22%               .09%        1.46% *
   Portfolio turnover                                                         36%             44%                22%           5%
   Net assets at end of period (000 omitted)                          $   14,310      $   13,887         $   12,586      $10,509


The manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that the Fund's total expenses do not exceed 1.50% of average daily net assets. Without such agreement and had the 1995 expenses been limited to that permitted by state securities law, the investment income (loss) per share and ratios would have been:



Net investment income (loss)                                          $  (.08)           $  (.05)           $  (.10)     $   .02

Ratios (to average net assets):
  Expenses                                                               2.00%              2.14%              2.36%        2.50% *
  Net investment income (loss)                                           (.40%)             (.42%)             (.77%)        .42% *


*        Annualized
* * For the period from July 19, 1995 (commencement of operations) to December 31, 1995.

See notes to financial statements.

DLB GLOBAL SMALL CAPITALIZATION FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1.       BUSINESS AND ORGANIZATION

         DLB Global Small Capitalization Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2.       SIGNIFICANT ACCOUNTING POLICIES

         Investment Valuation - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

         Repurchase Agreements - Securities purchased under agreements to resell to the original owner are recorded at cost. The Fund may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Fund requires that the securities so purchased be transferred to the custodian under terms that enable the Fund to obtain such securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities to assure that such value, including accrued interest, is greater than amounts owed to the Fund.

         Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars at current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars at currency exchange rates prevailing on the respective dates of such transactions. Security transaction gains and losses attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. Income and expense gains and losses that are attributable to changes in foreign exchange rates are recorded for financial statement purposes as foreign currency transaction gains and losses. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

         Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The risks associated with these contracts include the possible inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund enters into forward contracts for hedging purposes only. The Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value resulting from unfavorable exchange rate movements. Forward foreign currency exchange contracts are adjusted by the daily change in the exchange rates of the underlying currencies, and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

         Investment Transactions and Income - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities. Interest income is recorded on the accrual basis.

         Taxes and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gains on investments. Accordingly, no provision for federal income or excise tax is necessary.

         The Fund files a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

         Foreign taxes are provided with respect to interest and dividend income earned in foreign currencies in accordance with applicable tax rates. To the extent that such taxes are unrecoverable, they are recorded as a reduction of net investment income.

         Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Only distributions in excess of tax-basis earnings and profits are reported as return of capital. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of net investment income or accumulated undistributed net realized gains. During the year ended December 31, 1998, $49,952 was reclassified from accumulated distributions in excess of net realized gain on investment and foreign currency transactions to accumulated distributions in excess of net investment income due to differences between financial reporting and tax accounting for realized gains on investment transactions. This change had no effect on net assets or net asset value per share.

         Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those such estimates.


3.       TRANSACTIONS WITH AFFILIATES


         The Fund engages David L. Babson & Co. Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of 1.00% of average daily net assets. For the year ended December 31, 1998, the management fee amounted to $143,177, of which $22,700 was waived by Babson. Additionally, $49,551 of Fund expenses were borne by Babson.

         Babson has entered into a sub-advisory agreement with Babson-Stewart Ivory International ("BSII"), an affiliate of Babson, with respect to the management of the international component of the Fund's portfolio. Under the sub-advisory agreement, Babson pays BSII a monthly fee at the effective annual rate of .50% of average daily net assets.

         The Fund pays no compensation directly to the Trustees who also are officers of the investment manager, nor to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.


4.       PORTFOLIO SECURITIES


         Purchases and sales of investments, other than short-term obligations, aggregated $5,005,990 and $5,301,998, respectively.

         The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                               $ 13,128,696
                                             ============

Gross unrealized appreciation                   $3,007,123
Gross unrealized depreciation                  (1,806,197)
                                             ------------

    Net unrealized appreciation                $1,200,926
                                             ============

5.       SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                                                    Years Ended December 31,
                                                                    ------------------------
                                                                    1998                1997
                                                                    ----                ----
Shares sold                                                         74,346              81,079
Shares issued in reinvestment
    of  distributions                                              103,499              46,413
Redemptions                                                        (81,996)            (20,517)
                                                                  --------            --------
    Net increase                                                    95,849             106,975
                                                                  ========            ========

6.       FINANCIAL INSTRUMENTS

         The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to such market risks as changes in interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the Fund's investment in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Fund did not have any open financial instruments at December 31, 1998.

7.       RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

         Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments that could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall government supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

                                                       DLB GLOBAL SMALL CAP FUND
                                   ---------------------------------------------

This report and the fund financial statements contained herein are submitted for the general information of the shareholders of the DLB Global Small Capitalization Fund. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.










                         BABSON SECURITIES CORPORATION
                    One Memorial Drive, Cambridge, MA 01242
                                   March 1999

                                       DLB

THE DLB MID CAPITALIZATION FUND

                                                                   ANNUAL REPORT

                                                               DECEMBER 31, 1998



                       [EXPERIENCE TO MANAGE THE FUTURE]

                                                  DLB MID CAP FUND

MANAGER'S COMMENTARY

1998 WAS A VERY VOLATILE YEAR IN THE EQUITY MARKETS. During the third quarter of 1998, the Russell 2500 Index, our benchmark, lost 19% of its value as investors fled from stocks - particularly the stocks of small companies--due to fears that the difficulties in less developed countries could soon hurt economic growth in the US. The DLB Mid Cap Fund bettered the benchmark for the third quarter, as we would expect given our low risk approach.


DURING THE FOURTH QUARTER OF 1998, HOWEVER, THE DOMESTIC EQUITY MARKETS SHRUGGED OFF THE THIRD QUARTER FEARS OF A RECESSION AND MARKET DECLINES TO SURGE AHEAD. The Russell 2500 Index increased its value by a very strong 17% during the quarter. The strength of the fourth quarter enabled the Russell 2500 Index to recapture all of the losses experienced in the third quarter and to finish the year at roughly break-even. The Fund finished the year at -8.63%, underperforming the benchmark, the Russell 2500 Index, which returned 0.39% for the year.


THE KEY FEATURE OF THE FOURTH QUARTER WAS THE DOMINANCE OF GROWTH STOCKS. The Russell 2500 Growth Index soared 25% for the quarter, well above the more modest gains of the Russell 2500 Value Index, which increased its value 11%. Leading the way for the growth stocks was the strong performance in the technology sector, particularly the high-flying Internet stocks, whose dizzying valuations defy traditional measures. Not surprisingly, our strict value discipline made it difficult for us to keep apace of our benchmark in a market where growth stocks performed so strongly.

THE OTHER IMPORTANT FEATURE IN THE EQUITY MARKETS WAS THE CONTINUING TREND OF LARGE COMPANY OUTPERFORMANCE RELATIVE TO SMALLER COMPANIES. For the past five years, the larger the average market capitalization of the index, the better the index performed. This was even more true in 1998, where small cap indices underperformed large cap indices by the widest margin ever. Indeed, the investment performance of the Fund was hurt by its lower market capitalization relative to its benchmark.

THE DLB MID CAP FUND SEVERELY LAGGED ITS BENCHMARK FOR THE FOURTH QUARTER, AND AS A RESULT, TRAILED THE BENCHMARK FOR ALL OF 1998. Generally speaking, superior stock selection was partially able to overcome the negative effects of unfavorable industry weightings -- particularly, our relatively low weighting in the technology sector (the best performing sector for the fourth quarter and the year) and our

                                                  DLB MID CAP FUND

MANAGER'S COMMENTARY

increased exposure in the pummeled energy sector (the worst performing sector for the fourth quarter and for the year).

THE BEST PERFORMERS IN THE FUND FOR 1998 WERE:

BEST PERFORMERS                             BUSINESS                            GAIN
Elsag Bailey                                Process Controls                     137(%)
Martin Marietta Materials                   Aggregates & Magnesia                 70
Policy Management System                    Insurance Company Software            45
EG&G Inc.                                   Industrial Conglomerate               34
Newport News Shipbuilding                   Defense Contractor                    31

ELSAG BAILEY announced that it had reached an agreement to sell itself to ABB, a large European industrial conglomerate, for a substantial premium to its recent stock price. MARTIN MARIETTA MATERIALS is benefiting from a strong construction market and the recent signing of the new highway bill (TEA-21) providing increased funding for infrastructure building, securing future growth for the company. POLICY MANAGEMENT SYSTEMS is beginning to realize the fruits of their turnaround program, as well seeing good customer acceptance of new products. EG&G is benefiting from new management focused on improving profitability throughout the company. Newport News is finally being given credit for its large cash flow and its stable base of future business from the US Navy.

                                                  DLB MID CAP FUND

MANAGER'S COMMENTARY

THE WORST PERFORMERS IN THE FUND FOR 1998 WERE:

UNDERPERFORMERS                             BUSINESS                            LOSS(%)
Halter Marine                               Oil Rigs & Supply Vessels            75
Dimon Incorporated                          Tobacco Processor                    72
Foster Wheeler Corp.                        Engineering & Construction           58
Nabors Industries                           Oil & Gas Drilling Rigs              57
Golden State Bancorp                        California Thrift                    56

HALTER MARINE announced it would have difficulty achieving Wall Street analysts' estimates for the December 1998 quarter due to cost overruns on an oil rig construction project. We still like the long term outlook for the company and have recently increased our weightings in the stock. DIMON reported disappointing earnings in its most recent quarter and announced it would cut its hefty dividend to help fund its turnaround program. FOSTER WHEELER has a significant amount of business in Asia which has a lot of investors concerned. This business is primarily with multinational companies based in developed companies. The weakness in oil and gas prices has hurt all oil service companies, like NABORS INDUSTRIES, although we believe the stocks have been too severely penalized and represent very compelling values at these levels. The increased mortgage refinancing activity has hurt all thrifts, including GOLDEN STATE BANCORP.

                                                  DLB MID CAP FUND

MANAGER'S COMMENTARY


TWO POSITIONS WERE ELIMINATED DURING THE SECOND HALF OF 1998. STANDARD PRODUCTS, a sealing supplier to the automotive industry, was sold due to concerns that consumer demand for new cars and trucks - which had been very strong in 1998 - could slow over the coming year. JB HUNT, a leading trucking and intermodal transportation company, was sold due to our belief that the stock price fairly reflected the company's underlying fundamentals.

TWO POSITIONS WERE ADDED DURING THE SECOND HALF OF 1998. CDI CORPORATION is a technology outsourcing and temporary help company based in Pennsylvania. Recent demand for its engineers has declined due to slow downs in the semiconductor industry; nevertheless, we believe this is a temporary issue and will soon right itself. ROPER INDUSTRIES is a high quality supplier of industrial controls and fluid handling products. Roper's stock was recently hurt due to a slow down in two important endmarkets: the energy market (particularly, natural gas) and semiconductor capital equipment. We believe investor concerns are overblown and that this high quality company will regain its impressive growth track record soon.

THE RAPID SHIFT IN SENTIMENT DURING THE YEAR - FROM FEAR IN THE LATE SUMMER AND EARLY FALL TO UNBRIDLED OPTIMISM AT PRESENT - IS OF CONCERN TO US BECAUSE THE SENTIMENT COULD SHIFT BACK TO FEAR JUST AS QUICKLY. The price increases in the technology sector are troubling because they appear to us to be well in excess of what the underlying business conditions would warrant. More worrying is the dramatic price appreciation in Internet stocks, which appears to us to epitomize the speculative fervor that has seized the market in its latest surge.

FINALLY, WE NOTE THAT 1998 MARKED THE FIFTH CONSECUTIVE YEAR THAT SMALL COMPANY STOCKS UNDERPERFORMED LARGE COMPANY STOCKS, although the rapid price increases late in the fourth quarter were led largely by small company stocks. The relative underperformance of small company stocks is in spite of superior earnings growth for small companies versus large companies over the past year and a half. The combination of underperformance and more favorable earnings growth for small companies has resulted in the fact that relative valuations of small company stocks versus their large company counterparts are now as attractive as they have ever been over the past two decades. Accordingly, we believe that the most attractive area in the domestic equity market in terms of risk and

                                                  DLB MID CAP FUND

MANAGER'S COMMENTARY

potential rewards is small company value stocks.

IN SPITE OF THE RECENT MARKET VOLATILITY - ON THE DOWNSIDE DURING THE MIDDLE OF 1998 AND ON THE UPSIDE MORE RECENTLY - THE FUND'S INVESTMENT MANAGER, BABSON, REMAINS COMMITTED TO ITS LOW RISK AND RESEARCH DRIVEN INVESTMENT APPROACH. Ultimately, stock price returns are driven by attractive fundamentals coupled with growing earnings. The Fund's approach is designed to capitalize on this phenomenon by investing in superior companies at attractive valuations which have an opportunity to grow their earnings faster than expected.

                                                              DLB MID CAP FUND
------------------------------------------------------------------------------

GROWTH OF A $100,000 INVESTMENT

CUMULATIVE TOTAL RETURN SINCE INCEPTION 7/25/95

                                    [GRAPH]


DLB MID CAP      RUSSELL       DATE
(NET OF FEES)     2500                        DLB MID CAP       RUSSELL 2500
-------------    --------    ----------       ------------       ----------
                                              $100,000.00       $100,000.00
   0.50              2.21     31-Jul-95        $100,500.00       $102,210.00
  -0.80              1.60     31-Aug-95        $ 99,696.00       $103,845.36
   1.10              1.87     30-Sep-95        $100,792.66       $105,787.27
  -2.18             -3.13     31-Oct-95        $ 98,595.38       $102,476.13
   8.42              4.27     30-Nov-95        $106,897.11       $106,851.86
   2.22              1.71     31-Dec-95        $109,270.22       $108,679.02
   1.86              0.71     31-Jan-96        $111,302.65       $109,450.65
   3.01              3.01     28-Feb-96        $114,652.86       $112,745.11
   2.66              2.04     31-Mar-96        $117,702.62       $115,045.11
   1.30              4.62     30-Apr-96        $119,232.76       $120,360.19
   2.22              2.71     31-May-96        $121,879.73       $123,621.96
  -1.75             -3.07     30-Jun-96        $119,746.83       $119,826.76
  -6.37             -7.32     31-Jul-96        $112,118.96       $111,055.44
   3.54              5.75     31-Aug-96        $116,087.97       $117,441.13
   0.96              4.33     30-Sep-96        $117,202.41       $122,526.33
  -1.04             -0.66     31-Oct-96        $115,983.51       $121,717.66
   5.35              4.83     30-Nov-96        $122,188.63       $127,596.62
   2.63              1.37     31-Dec-96        $125,402.19       $129,344.69
   0.78              2.76     31-Jan-97        $126,380.32       $132,914.61
   0.86             -1.49     28-Feb-97        $127,467.19       $130,934.18
   0.09             -4.53     31-Mar-97        $127,581.91       $125,002.86
   0.00              1.27     30-Apr-97        $127,581.91       $126,590.40
   7.94              9.21     31-May-97        $137,711.92       $138,249.37
   6.25              4.09     30-Jun-97        $146,318.91       $143,903.77
   7.07              5.86     31-Jul-97        $156,663.66       $152,336.53
   1.32              1.39     31-Aug-97        $158,731.62       $154,454.01
   3.57              6.54     30-Sep-96        $164,398.34       $164,555.30
  -2.39             -4.49     31-Oct-97        $160,469.22       $157,166.77
  -0.34              0.45     30-Nov-97        $159,923.62       $157,874.02
   4.29              1.89     31-Dec-97        $166,784.35       $160,857.84
  -3.81             -1.53     31-Jan-98        $160,429.86       $158,396.72
   6.67              7.26     28-Feb-98        $171,130.54       $169,896.32
   3.71              4.39     31-Mar-98        $177,479.48       $177,354.77
   1.85              0.38     30-Apr-98        $180,762.85       $178,028.71
  -3.25             -4.64     31-May-98        $174,888.06       $169,768.18
  -4.23              0.12     30-Jun-98        $167,490.29       $169,971.90
  -4.97             -6.87     31-Jul-98        $159,166.02       $158,294.83
 -16.91            -18.86     31-Aug-98        $132,251.05       $128,440.43
   3.47              7.1      30-Sep-98        $136,840.16       $137,559.70
   5.84              5.47     31-Oct-98        $144,831.63       $145,084.21
   0.30              4.95     30-Nov-98        $149,176.58       $152,265.88
   2.15              6.06     31-Dec-98        $152,383.87       $161,493.19


                                    TOTAL RETURNS (%) FOR PERIODS ENDED 12/31/98
                                   ----------------------------------------------
                                   6 Months       One Year         Annualized
                                    7/1/98-        1/1/98-       Since Inception
                                   12/31/98       12/31/98       7/25/95-12/31/98
DLB MID CAPITALIZATION FUND         -9.02          -8.63          12.79
Russell 2500                        -4.99           0.39          14.67


DISCLOSURE STATEMENT     RUSSELL 2500 INDEX is an unmanaged index that consists
                         of the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index, representing approximately 23% of the Russell 3000 total market capitalization. This index is a good measure of small to medium-small stock performance.


                         PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

DLB MID CAPITALIZATION
FUND

FINANCIAL STATEMENTS FOR THE YEARS ENDED
DECEMBER 31, 1998 AND 1997

DLB MID CAPITALIZATION FUND

TABLE OF CONTENTS

INDEPENDENT AUDITORS' REPORT                                                       1

FINANCIAL STATEMENTS:

        Portfolio of Investments as of December 31, 1998                         2 - 5

        Statement of Assets and Liabilities as of December 31, 1998                6

        Statement of Operations for the Year Ended December 31, 1998               7

        Statements of Changes in Net Assets for the Years Ended
             December 31, 1998 and 1997                                            8

        Financial Highlights for Each of the Years in the Four-Year Period
             Ended December 31, 1998                                               9

        Notes to Financial Statements                                           10 - 11

INDEPENDENT AUDITORS' REPORT

To the Trustees of The DLB Fund Group and
 Shareholders of DLB Mid Capitalization Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DLB Mid Capitalization Fund (the "Fund") (a separate series of The DLB Fund Group) as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1998 and 1997, and the financial highlights for each of the years in the four-year period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of DLB Mid Capitalization Fund at December 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



/s/ Deloitte & Touche LLP

Boston, Massachusetts
February 12, 1999

DLB MID CAPITALIZATION FUND

PORTFOLIO OF INVESTMENTS
December 31, 1998
--------------------------------------------------------------------------------
COMMON STOCKS - 92.5%

                    ISSUER                           SHARES              VALUE
AEROSPACE - 4.6%
EG&G Inc.                                            24,400             $ 678,625
Newport News Shipbuilding, Inc.                      20,600               688,813
                                                                        ---------
                                                                        1,367,438
                                                                        ---------

APPAREL - 1.8%
The Stride Rite Corporation                          62,000               542,500
                                                                        ---------

AUTO PARTS - 4.6%
Bandag Incorporated                                  17,400               606,825
Exide Corporation                                    47,900               778,375
                                                                        ---------
                                                                        1,385,200
                                                                        ---------

BANKS - 3.8%
Dime Bancorp, Inc.                                   21,000               555,188
Golden State Bancorp, Inc. (*)                       31,100               517,038
Golden State Bancorp, Inc. Warrants (*)              13,100                59,769
                                                                        ---------
                                                                        1,131,995
                                                                        ---------

BUILDING SUPPLIES - 3.0%
Dal-Tile International Inc. (*)                      87,600               908,850
                                                                        ---------

COAL GAS & PIPE - 2.2%
Nabors Industries (*)                                49,000               664,563
                                                                        ---------

COMPUTERS - 1.7%
Gerber Scientific Inc.                               21,900               521,494
                                                                        ---------

COMPUTER SOFTWARE - .3%
PRI Automation Inc. (*)                               3,200                83,200
                                                                        ---------

DIVERSIFIED - 2.1%
Unisource Worldwide, Inc.                            88,700               643,075
                                                                        ---------

                    ISSUER                           SHARES               VALUE

ELECTRONICS & INSTRUMENTS - 6.5%
Intergraph Corporation (*)                           78,000             $ 448,500
Magnetek Incorporated (*)                            54,800               633,625
Scitex Corporation Ltd. (*)                          74,700               877,725
                                                                        ---------
                                                                        1,959,850
                                                                        ---------

EQUITY INVESTMENT TRUSTS - 1.8%
HCC Insurance Holdings, Inc.                         30,200               532,275
                                                                        ---------

FOOD PRODUCERS - 2.2%
Ralcorp Holdings Inc. (*)                            36,400               664,300
                                                                        ---------

FURNITURE & APPLIANCES - 2.5%
Herman Miller, Inc.                                  12,500               335,938
La-Z-Boy Incorporated                                24,300               432,844
                                                                        ---------
                                                                          768,782
                                                                        ---------

INSURANCE COMPANIES - 4.4%
HSB Group, Inc.                                      17,450               716,541
Life USA Holdings Inc.                               47,500               611,563
                                                                        ---------
                                                                        1,328,104
                                                                        ---------

MACHINERY & EQUIPMENT - 10.0%
Elsag Bailey Process Automation  NV (*)              26,600             1,040,725
Flowserve Corporation                                 9,500               157,344
Foster Wheeler Corporation                           40,500               534,094
Harsco Corporation                                   13,800               420,038
Roper Industries, Inc.                               12,800               260,800
Unova Inc. (*)                                       31,900               578,188
                                                                        ---------
                                                                        2,991,189
                                                                        ---------

METALS & MINING - 7.0%
Calmat Co.                                           30,600               944,775
Martin Marietta Materials                            18,300             1,138,031
                                                                        ---------
                                                                        2,082,806
                                                                        ---------

NATURAL GAS - 2.2%
Equitable Resources, Inc.                            22,300               649,488
                                                                        ---------

OFFICE EQUIPMENT - 2.8%
Wallace Computer Services                            31,500               830,813
                                                                        ---------

                    ISSUER                           SHARES                 VALUE
PAPER & FOREST PRODUCTS - 1.6%
Albany International Corp.                           24,828             $ 470,177
                                                                        ---------

PRINTING & PUBLISHING - 9.5%
ACNeilsen Corporation (*)                            25,900               731,675
Central Newspapers, Inc.                             10,400               742,950
Hollinger International                              52,500               731,719
Lee Enterprises Inc.                                 20,000               630,000
                                                                        ---------
                                                                        2,836,344
                                                                        ---------

PROFESSIONAL SERVICES - 3.1%
CDI Corporation (*)                                  21,900               442,106
Policy Management Systems Corporation (*)             9,700               489,850
                                                                        ---------
                                                                          931,956
                                                                        ---------

SPECIALTY CHEMICALS - 1.5%
Calgon Carbon                                        59,800               448,500
                                                                        ---------

SPECIALTY RETAIL - 2.8%
Charming Shoppes  (*)                                71,200               307,050
Enesco Group Inc.                                    23,100               537,075
                                                                        ---------
                                                                          844,125
                                                                        ---------

TELECOMMUNICATIONS - 2.4%
Commscope Inc. (*)                                   42,600               716,213
                                                                        ---------

TOBACCO - 1.6%
Dimon Incorporated                                   62,700               466,331
                                                                        ---------

TRANSPORTATION - 2.5%
Fritz Companies Inc. (*)                             68,000               735,250
                                                                        ---------

TRUCKING & SHIPPING - 4.0%
Halter Marine Group Inc. (*)                         81,700               398,288
Yellow Corporation (*)                               41,900               801,330
                                                                        ---------
                                                                        1,199,618
                                                                        ---------

TOTAL COMMON STOCKS
     (identified cost, $28,102,390)                                    27,704,436
                                                                       ----------

                                                                   PRINCIPAL              VALUE
                    ISSUER                                          AMOUNT
REPURCHASE AGREEMENT - 7.6%
Investors Bank & Trust Repurchase Agreement, 4.25%,
  dated 12/31/98, $2,263,264 due on 1/4/99 (secured by
  Federal Government Agency securities), at cost                $ 2,262,196          $   2,262,196
                                                                                     -------------
TOTAL INVESTMENTS (identified cost, $30,364,586)                                        29,966,632

Other assets, less liabilities - (.1%)                                                     (26,490)
                                                                                     -------------
NET ASSETS - 100%                                                                    $  29,940,142
                                                                                     =============

(*) Non-income producing security

See notes to financial statements.

DLB MID CAPITALIZATION FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
--------------------------------------------------------------------------------

ASSETS:
    Investments, at value (identified cost, $30,364,586)        $ 29,966,632
    Receivable for investments sold                                    3,188
    Receivable for fund shares sold                                    3,906
    Receivable from investment manager                                 7,012
    Dividends and interest receivable                                 33,232
                                                                ------------
                                                                  30,013,970
                                                                ------------

LIABILITIES:
    Payable for investments purchased                                 27,004
    Accrued management fee                                            14,736
    Accrued expenses                                                  32,088
                                                                ------------
                                                                      73,828
                                                                ------------

NET ASSETS                                                      $ 29,940,142
                                                                ============

NET ASSETS CONSIST OF:
    Paid-in capital                                             $ 30,323,150
    Unrealized depreciation of investments                          (397,954)
    Accumulated undistributed net realized gain on investment
       transactions                                                   12,381
    Accumulated undistributed net investment income                    2,565
                                                                ------------
             Total                                              $ 29,940,142
                                                                ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING                          2,516,677
                                                                ============
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
   PER SHARE (NET ASSETS / SHARES OF BENEFICIAL INTEREST
   OUTSTANDING)                                                 $      11.90
                                                                ============


See notes to financial statements.

DLB MID CAPITALIZATION FUND

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

NET INVESTMENT INCOME:
    Dividends                                                  $   380,770
    Interest                                                        61,061
                                                               -----------
                                                                   441,831
                                                               -----------

EXPENSES:
    Management fee                                                 173,748
    Trustees' fees                                                   4,655
    Custodian fee                                                   43,782
    Accounting and audit fees                                       26,380
    Registration fees                                               24,095
    Legal fees                                                      11,258
    Transfer agent fee                                               8,000
    Other                                                            2,868
                                                               -----------
                                                                   294,786

    Reduction of expenses by investment manager                    (75,477)
                                                               -----------
             Net expenses                                          219,309
                                                               -----------
             Net investment income                                 222,522
                                                               -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

    Realized gain (identified cost basis)                        2,187,410

    Change in unrealized depreciation                           (5,034,660)
                                                               -----------
             Net realized and unrealized loss on investments    (2,847,250)
                                                               -----------
             Decrease in net assets from operations            $(2,624,728)
                                                               ===========

See notes to financial statements.

DLB MID CAPITALIZATION FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  Years Ended December 31,
                                                                  ------------------------
                                                                    1998            1997
                                                                    ----            ----
INCREASE (DECREASE) IN NET ASSETS:
From operations:
    Net investment income                                       $    222,522    $    143,687
    Net realized gain on investments                               2,187,410       1,834,448
    Net unrealized appreciation (depreciation) of investments     (5,034,660)      3,124,915
                                                                ------------    ------------
                                                                  (2,624,728)      5,103,050
                                                                ------------    ------------

Distributions to shareholders:
    From net investment income                                      (223,867)       (139,420)
    From net realized gain on investments                         (2,175,064)     (1,834,045)
                                                                ------------    ------------
                                                                  (2,398,931)     (1,973,465)
                                                                ------------    ------------

Fund share transactions:
    Net proceeds from sales of shares                              9,402,928       9,389,016
    Net asset value of shares issued in
      reinvestment of distributions                                2,398,932       1,973,465
    Cost of shares reacquired                                     (4,195,749)       (824,091)
                                                                ------------    ------------
                                                                   7,606,111      10,538,390
                                                                ------------    ------------

            Total increase in net assets                           2,582,452      13,667,975


NET ASSETS:
At beginning of period                                            27,357,690      13,689,715
                                                                ------------    ------------
At end of period (including accumulated undistributed net
    investment income of $2,565 and $3,910, respectively)       $ 29,940,142    $ 27,357,690
                                                                ============    ============


See notes to financial statements.

DLB MID CAPITALIZATION FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Years Ended December 31,          Period Ended
                                                                   ------------------------          December 31,
                                                                   1998       1997        1996           1995**
                                                                   ----       ----        ----           ------
Per share data (for a share outstanding throughout
   each period):
   Net asset value- beginning of period                          $ 14.19     $ 11.51    $ 10.75         $ 10.00
                                                                 -------     -------    -------         -------

   Income from investment operations:
      Net investment income                                          .10         .08        .15             .08
      Net realized and unrealized gain (loss) on investments       (1.36)       3.72       1.44             .84
                                                                 -------     -------    -------         -------
                                                                   (1.26)       3.80       1.59             .92
                                                                 -------     -------    -------         -------
   Less distributions to shareholders:
      From net investment income (1)                                (.10)       (.08)      (.15)           (.08)
      From net realized gain on investments (2)                     (.93)      (1.04)      (.68)           (.09)
                                                                 -------     -------    -------         -------
                                                                   (1.03)      (1.12)      (.83)           (.17)
                                                                 -------     -------    -------         -------
   Net asset value-end of period                                 $ 11.90     $ 14.19    $ 11.51          $10.75
                                                                 =======     =======    =======          ======
   Total Return                                                    (8.63%)     32.95%     14.75%          21.17% *

   Ratios and Supplemental Data:
      Ratio of expenses to average net assets                        .76%        .90%       .90%            .90% *
      Ratio of net investment income to average net assets           .77%        .78%      1.28%           1.90% *
      Portfolio turnover                                              28%         32%        25%              6%
      Net assets at end of period (000 omitted)                  $ 29,940    $27,358   $ 13,690        $ 10,929

The manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that the Fund's total expenses do not exceed .90% of average daily net assets. Without such agreement and had the 1995 expenses been limited to that permitted by state securities law, the investment income per share and ratios would have been:

      Net investment income                                         $ .06       $ .04      $ .05          $ .01

      Ratios (to average net assets):
        Expenses                                                     1.02%       1.33%      1.77%          2.50% *
        Net investment income                                         .51%        .36%       .41%           .32% *

*        Annualized

** For the period from July 25, 1995 (commencement of operations) to December 31, 1995.

(1) Distributions in excess of net investment income for the year ended December 31, 1996 were less than $.01 per share.

(2) Distributions in excess of net realized gain on investments for the year ended December 31, 1996 were less than $.01 per share.


See notes to financial statements.

DLB MID CAPITALIZATION FUND

NOTES TO FINANCIAL STATEMENTS

1.       BUSINESS AND ORGANIZATION

         DLB Mid Capitalization Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2.       SIGNIFICANT ACCOUNTING POLICIES

         INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

         REPURCHASE AGREEMENTS - Securities purchased under agreements to resell to the original owner are recorded at cost. The Fund may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Fund requires that the securities so purchased be transferred to the custodian under terms that enable the Fund to obtain such securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities to assure that such value, including accrued interest, is greater than amounts owed to the Fund.

         INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities. Interest income is recorded on the accrual basis.

         TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gains on investments. Accordingly, no provision for federal income or excise tax is necessary.

         The Fund files a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

         Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Only distributions in excess of tax-basis earnings and profits are reported as return of capital. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of net investment income or accumulated undistributed net realized gains.

         USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those such estimates.

3.       TRANSACTIONS WITH AFFILIATES

         The Fund engages David L. Babson & Co. Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of .60% of average daily net assets. For the year ended December 31, 1998, the management fee amounted to $173,748, of which $68,465 was waived by Babson. Additionally, $7,012 of Fund expenses were borne by Babson.

         The Fund pays no compensation directly to the Trustees who also are officers of the investment manager, nor to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.

4.       PORTFOLIO SECURITIES

         Purchases and sales of investments, other than short-term obligations, aggregated $12,639,819 and $7,898,317, respectively.

         The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

         Aggregate cost                                       $ 30,364,586
                                                              ============

         Gross unrealized appreciation                        $  4,386,676
         Gross unrealized depreciation                          (4,784,630)
                                                              ------------
         Net unrealized depreciation                          $   (397,954)
                                                              ============

5.       SHARES OF BENEFICIAL INTEREST

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                      Years Ended December 31,
                                      ------------------------
                                       1998             1997
                                       ----             ----
Shares sold                           701,642          659,292
Shares issued in reinvestment
        of  distributions             208,181          140,061
Redemptions                          (321,680)         (60,046)
                                      -------          -------
        Net increase                  588,143          739,307
                                      =======          =======

                                                                DLB MID CAP FUND
                                   ---------------------------------------------

This report and the fund financial statements contained herein are submitted for the general information of the shareholders of the DLB Mid Capitalization Fund. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.










                         BABSON SECURITIES CORPORATION
                    One Memorial Drive, Cambridge, MA 01242
                                   March 1999

                                      DLB


THE DLB QUANTITATIVE EQUITY FUND


                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1998


                        EXPERIENCE TO MANAGE THE FUTURE

                                                    DLB QUANTITATIVE EQUITY FUND

Manager's Commentary

IT WAS ANOTHER BIG YEAR FOR THE LARGE-CAP US STOCK MARKET. Once again, it saw more than a 20% return during 1998. This has almost become routine, especially since the average US stock market return for the last 70-odd years has run about 8% annually. In any event, if you invested your money in January, and didn't follow the stock market through its peaks and troughs for the year, you would have been satisfied to find your money had grown substantially, again. Few people with money in the stock market have the discipline not to follow it at some level. The large dips that we saw over the summer had many investors viewing the returns on their checking accounts as a fine alternative to stocks. If you left the market in the summer, then you probably missed one of the strongest rallies ever in the market. If there was ever a case for staying the course with equities, this was it.

THIS HAS BEEN A LONG AND DIFFICULT YEAR FOR ANY INVESTOR WHO CARES ABOUT VALUATION IN THE LARGE-CAP MARKET AND WHO MEASURES PERFORMANCE AGAINST A LARGE-CAP BENCHMARK, SUCH AS THE S&P 500 OR THE RUSSELL 1000 GROWTH INDICES. The winning stock picks this year were almost exclusively the largest cap stocks and, not coincidentally, these were some of the highest priced stocks on a forward earnings basis.

THE BASIC STRATEGY OF THIS FUND IS TO FIND UNDERPRICED STOCKS THAT ARE EXPERIENCING A CHANGE IN MARKET SENTIMENT. These stocks will tend to get the largest returns as the market revalues the stock to a "fairer" market value. Although the Fund produced a 25.7% return for the full year, the Fund's underperformance relative to the S&P 500 (+28.6%) and the Russell 1000 Growth (+38.7%) this year was tied directly to the fact that low price-to-earnings stocks did not outperform as they historically have done. The Fund's market sentiment indicator, using the trend of brokerage analyst estimate changes, was positive to neutral for the year, certainly not strong enough to offset the damage inflicted by our poor-performing valuation indicator.

WHY DID THE MARKET IGNORE STOCK VALUATION? Simply put, the US, in the wake of global financial turmoil, has become a store of liquidity. The vast money that flowed into the US market was essentially going after the most liquid equities available, i.e., the largest capitalization stocks, without respect to the stock's underlying fundamentals and pricing. We believe this is an untenable long-term

                                                    DLB QUANTITATIVE EQUITY FUND

Manager's Commentary

situation. As the global economy stabilizes and liquidity fears subside, we would expect a reallocation of equity money in the US market. As a basic tenet of microeconomics, the marginal investor creates short-term pricing for stocks. As the marginal investor moves away from the largest capitalization stocks, we hope to find a reallocation towards the more undervalued and relatively neglected stocks -- the Fund's basic holdings.

WE CONTINUE TO MAINTAIN DIVERSIFICATION RELATIVE TO THE RUSSELL 1000 GROWTH (a large capitalization stock index) and hold a similar Beta (average propensity to move with the market), dividend yield, and market capitalization as the Russell 1000 Growth.

                                                    DLB QUANTITATIVE EQUITY FUND

Growth of a
$100,000 Investment

                Cumulative Total Return Since Inception 8/26/96

                                    [GRAPH]


DLB QUANTITATIVE     R1000                    DLB QUANTITATIVE     R1000 GROWTH
FUND (NET OF FEES)   GROWTH       DATE          FUND
---------------      ------    ----------       ---------------   -------------
                                               $100,000.00        $100,000.00
    -1.50             0.24     31-Aug-96        $98,500.00        $100,240.00
     8.02             7.28     30-Sep-96       $106,399.70        $107,537.47
     3.48             0.60     31-Oct-96       $110,102.41        $108,182.70
     9.08             7.51     30-Nov-96       $120,099.71        $116,307.22
    -1.33            -1.96     31-Dec-96       $118,502.38        $114,027.60
     7.55             7.01     31-Jan-97       $127,449.31        $122,020.93
     0.56            -0.68     28-Feb-97       $128,163.03        $121,191.19
    -3.73            -5.41     31-Mar-97       $123,382.55        $114,634.74
     6.92             6.64     30-Apr-97       $131,920.62        $122,246.49
     6.01             7.22     31-May-97       $139,849.05        $131,072.69
     3.42             0.40     30-Jun-97       $144,631.89        $136,315.60
    10.82             8.84     31-Jul-97       $160,281.06        $148,365.89
    -3.68            -5.85     31-Aug-97       $154,382.71        $139,686.49
     6.56             4.92     30-Sep-97       $164,510.22        $146,559.07
    -6.66            -3.70     31-Oct-97       $153,553.84        $141,136.38
     3.67             4.25     30-Nov-97       $159,189.26        $147,134.68
    -1.58             1.12     31-Dec-97       $156,674.07        $148,782.58
     2.75             2.99     31-Jan-98       $160,982.61        $153,231.18
     8.90             7.52     28-Feb-98       $175,310.06        $164,754.17
     3.01             3.99     31-Mar-98       $180,586.90        $171,327.86
     0.36             1.38     30-Apr-98       $181,237.01        $173,692.18
    -1.54            -2.84     31-May-98       $178,445.96        $168,759.33
     5.85             6.12     30-Jun-98       $188,885.05        $179,087.40
    -3.45            -0.66     31-Jul-98       $182,368.51        $177.905.42
   -17.13           -15.01     31-Aug-98       $151,128.79        $151,201.82
     5.27             7.68     30-Sep-98       $159,093.27        $162,814.12
     6.43             8.04     31-Oct-98       $169,322.97        $175,904.37
     9.16             7.61     30-Nov-98       $184,832.96        $189,290.69
     6.56             9.02     31-Dec-98       $196,958.00        $206,364,71

Disclosure Statement


                  TOTAL RETURNS (%) FOR PERIODS ENDED 12/31/98

                            6 Months       One Year         Annualized
                             7/1/98-        1/1/98        Since Inception
                            12/31/98       12/31/98       8/26/96-12/31/98
DLB Quantitative
  Growth Fund                  4.27         16.14              32.39
Russell 1000 Growth           15.22         28.66              34.96



RUSSELL 1000 GROWTH INDEX is an unmanaged index that contains those Russell 1000 securities with a greater-than average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

                                  DLB QUANTITATIVE
                                  EQUITY FUND

                                  FINANCIAL STATEMENTS FOR THE YEARS
                                  ENDED DECEMBER 31, 1998 AND 1997

DLB QUANTITATIVE EQUITY FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT                                                                  1

FINANCIAL STATEMENTS:

        Portfolio of Investments as of December 31, 1998                                    2 - 5

        Statement of Assets and Liabilities as of December 31, 1998                           6

        Statement of Operations for the Year Ended December 31, 1998                          7

        Statements of Changes in Net Assets for the Years Ended
             December 31, 1998 and 1997                                                       8

        Financial Highlights for the Each of the Years in the Three-Year Period
             Ended December 31, 1998                                                          9

        Notes to Financial Statements                                                      10 - 11

INDEPENDENT AUDITORS' REPORT

To the Trustees of The DLB Fund Group and
 Shareholders of DLB Quantitative Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DLB Quantitative Equity Fund (the "Fund") (a separate series of The DLB Fund Group) as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1998 and 1997, and the financial highlights for the each of the years in the three-year period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned at December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of DLB Quantitative Equity Fund at December 31, 1998, the result of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



/s/ Deloitte & Touche LLP

Boston, Massachusetts
February 12, 1999

DLB QUANTITATIVE EQUITY FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

COMMON STOCKS - 99.6%

                ISSUER                                SHARES                 VALUE
AEROSPACE - 5.1%
General Dynamics Corporation                           8,600               $ 504,175
Gulfstream Aerospace Corporation (*)                  17,500                 931,875
Lockheed Martin Corporation                            2,800                 237,300
United Technologies Corporation (*)                    1,100                 119,625
                                                                           ---------
                                                                           1,792,975
                                                                           ---------

AIRLINES - .5%
UAL Corporation  (*)                                   2,800                 167,125
                                                                           ---------

APPAREL & TEXTILE - 8.6%
Fruit of the Loom, Inc. (*)                           11,500                 158,844
Jones Apparel Group, Inc. (*)                         23,100                 509,644
Liz Claiborne Inc.                                     9,400                 296,688
Ross Stores Inc.                                      20,300                 799,313
VF Corporation                                        16,900                 792,188
Warnaco Group, Inc.                                   18,700                 472,175
                                                                           ---------
                                                                           3,028,852
                                                                           ---------

AUTO & TRUCK MANUFACTURERS - 3.7%
Ford Motor Company                                     7,400                 434,288
Navistar International Corporation (*)                12,400                 353,400
Paccar Inc.                                           12,200                 501,725
                                                                           ---------
                                                                           1,289,413
                                                                           ---------

BEVERAGES - .8%
Anheuser-Busch Companies, Inc.                         4,100                 269,063
                                                                           ---------

CHEMICALS - 1.2%
Solutia Incorporated                                  19,700                 440,788
                                                                           ---------

COMPUTERS - 7.5%
Apple Computer Inc. (*)                               25,700               1,052,094
Comverse Technology Inc. (*)                           7,200                 511,200
International Business Machines Corporation            5,800               1,071,550
                                                                           ---------
                                                                           2,634,844
                                                                           ---------

                ISSUER                                SHARES                 VALUE

COMPUTER SERVICES - 2.0 %
Computer Associates International, Inc.               11,150               $ 475,269
Deluxe Corporation                                     6,300                 230,344
                                                                           ---------
                                                                             705,613
                                                                           ---------

COMPUTER SOFTWARE - 6.3%
Microsoft Corporation (*)                             12,500               1,733,594
Oracle Systems Corporation (*)                        11,100                 478,688
                                                                           ---------
                                                                           2,212,282
                                                                           ---------

CONSTRUCTION - 1.0%
Fluor Corporation                                      3,400                 144,713
USG Corporation                                        3,800                 193,563
                                                                           ---------
                                                                            338,276
                                                                           ---------

DIVERSIFIED - 3.2%
Litton Industries, Inc.                                5,000                 326,250
Loews Corporation (*)                                  8,000                 786,000
                                                                           ---------
                                                                           1,112,250
                                                                           ---------

DRUGS - 14.0%
Amgen, Inc.                                           11,200               1,171,100
Bristol-Meyers Squibb Company                         10,100               1,351,506
Genzyme Corporation (*)                               10,300                 512,425
Eli Lilly and Company                                  7,800                 693,225
Merck & Co., Inc.                                      6,700                 989,506
Schering-Plough Corporation                            4,200                 232,050
                                                                           ---------
                                                                           4,949,812
                                                                           ---------

ELECTRICAL EQUIPMENT - 4.2%
General Electric Company                              14,600               1,490,113
                                                                           ---------

ELECTRIC POWER - 1.0%
GPU, Inc.                                              2,200                  97,213
PECO Energy Company                                    6,200                 258,075
                                                                           ---------
                                                                             355,288
                                                                           ---------

FINANCIAL SERVICES - 5.0%
A.G. Edwards, Inc.                                     2,600                  96,850
Lehman Brothers Holdings Inc.                         12,100                 533,156
Morgan Stanley, Dean Witter, Discover & Co.            5,600                 397,600
The PMI Group Inc.                                    15,200                 750,500
                                                                           ---------
                                                                           1,778,106
                                                                           ---------

                ISSUER                                SHARES                  VALUE

FOOD PRODUCERS - 3.4%
IBP Inc.                                              30,400               $ 885,400
Interstate Bakeries Corporation                       11,600                 306,675
                                                                           ---------
                                                                           1,192,075
                                                                           ---------

INSURANCE COMPANIES - 2.8%
Old Republic International Corporation                11,200                 252,000
Wellpoint Health Networks Inc.  (*)                    8,300                 722,100
                                                                           ---------
                                                                             974,100
                                                                           ---------

MACHINERY & EQUIPMENT - .3%
Ingersoll-Rand Company                                 2,600                 122,038

MEDICAL SUPPLIES & SERVICES - 5.7%
Abbott Laboratories                                   11,800                 578,200
Arterial Vascular Engineering, Inc. (*)               17,500                 918,750
Guidant Corporation                                    4,800                 529,200
                                                                           ---------
                                                                           2,026,150
                                                                           ---------

OFFICE EQUIPMENT - 1.7%
Tech Data Corporation (*)                             14,700                 591,675
                                                                           ---------

PRINTING & PUBLISHING - 2.2%
American Greetings Corporation                        15,900                 652,894
Knight-Ridder, Inc.                                    2,400                 122,700
                                                                           ---------
                                                                             775,594
                                                                           ---------

RECREATION - 1.5%
KingWorld Productions Inc. (*)                        17,700                 521,044
                                                                           ---------

RESTAURANT & LODGING - 3.8%
Outback Steakhouse Inc. (*)                           13,800                 550,275
Tricon Global Restaurants, Inc. (*)                   16,000                 802,000
                                                                           ---------
                                                                           1,352,275
                                                                           ---------

RETAIL - DISCOUNT - 4.5%
The TJX Companies Inc.                                 6,800                 197,200
Wal Mart Stores Inc.                                  17,100               1,392,581
                                                                           ---------
                                                                           1,589,781
                                                                           ---------

                ISSUER                                SHARES                  VALUE

RETAIL - SPECIALTY - 1.4%
Intimate Brands, Inc.                                  9,600               $ 286,800
Loews Companies Inc. (*)                               4,100                 209,869
                                                                           ---------
                                                                             496,669
                                                                           ---------

SEMICONDUCTORS - 5.8%
Intel Corporation                                     17,200               2,039,275
                                                                           ---------

TELEPHONE - 2.6%
AT&T Corporation                                      12,200                 918,043
                                                                           ---------

TOTAL COMMON STOCKS
     (identified cost, $27,319,945)                                       35,163,519

                                                                     PRINCIPAL
                                                                      AMOUNT
REPURCHASE AGREEMENT - .4%
Investors Bank & Trust Repurchase Agreement, 4.25%,
  dated 12/31/98, $151,141 due on 1/4/99 (secured by
  Federal Government Agency securities), at cost                     $ 151,069                 151,069
                                                                                          ------------
TOTAL INVESTMENTS (identified cost, $27,471,014)                                            35,314,588

Other assets, less liabilities                                                                  (6,832)
                                                                                          ------------
NET ASSETS - 100%                                                                         $ 35,307,756
                                                                                          ============

(*) Non-income producing security

See notes to financial statements.

DLB QUANTITATIVE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998


ASSETS:
    Investments, at value (identified cost, $27,471,014)                     $ 35,314,588
    Receivable for fund shares sold                                                 1,540
    Dividends and interest receivable                                              41,253
    Receivable from investment manager                                              4,270
                                                                             ------------
                                                                               35,361,651
                                                                             ------------

LIABILITIES:
    Accrued management fees                                                        22,136
    Accrued expenses                                                               31,759
                                                                             ------------
                                                                                   53,895
                                                                             ------------

NET ASSETS                                                                   $ 35,307,756
                                                                             ============

NET ASSETS CONSIST OF:
    Paid-in capital                                                          $ 27,465,529
    Unrealized appreciation of investments                                      7,843,574
    Accumulated distributions in excess of net realized gain on investment
      transactions                                                                 (3,587)
    Accumulated undistributed net investment income                                 2,240
                                                                             ------------
             Total                                                           $ 35,307,756
                                                                             ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING                                       2,222,547
                                                                             ============

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
   PER SHARE (NET ASSETS / SHARES OF BENEFICIAL INTEREST
   OUTSTANDING)                                                              $      15.89
                                                                             ============


See notes to financial statements.

DLB QUANTITATIVE EQUITY FUND

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998


NET INVESTMENT INCOME:
    Dividends                                                  $   277,637
    Interest                                                        12,236
                                                               -----------
                                                                   289,873
                                                               -----------

EXPENSES:
    Management fee                                                 223,157
    Trustees' fees                                                   4,669
    Custodian fee                                                   43,473
    Registration fees                                               26,101
    Accounting and audit fees                                       24,412
    Transfer agent fee                                               8,000
    Legal fees                                                       7,849
    Other                                                            1,899
                                                               -----------
                                                                   339,560

    Reduction of expenses by investment manager                    (72,023)
                                                               -----------

             Net expenses                                          267,537
                                                               -----------

             Net investment income                                  22,336
                                                               -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

    Realized gain                                                4,595,904

    Change in unrealized appreciation                            2,342,094
                                                               -----------

             Net realized and unrealized gain on investments     6,937,998
                                                               -----------

             Increase in net assets from operations            $ 6,960,334
                                                               ===========

See notes to financial statements.

DLB QUANTITATIVE EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS


                                                                  Years Ended December 31,
                                                                ----------------------------
                                                                    1998            1997
                                                                ------------    ------------

INCREASE (DECREASE) IN NET ASSETS:
From operations:
    Net investment income                                       $     22,336    $     45,839
    Net realized gain on investments                               4,595,904       1,189,437
    Net unrealized appreciation of investments                     2,342,094       3,708,423
                                                                ------------    ------------

                                                                   6,960,334       4,943,699
                                                                ------------    ------------
Distributions to shareholders:
    From net investment income                                       (27,930)        (43,840)
    From net realized gain on investments                         (4,590,140)     (1,335,243)
    In excess of net realized gain on investments                         --          (9,351)
                                                                ------------    ------------

                                                                  (4,618,070)     (1,388,434)
                                                                ------------    ------------

Fund share transactions:
    Net proceeds from sales of shares                              3,940,252       6,349,810
    Net asset value of shares issued in
      reinvestment of distributions                                4,586,644       1,388,434
    Cost of shares reacquired                                       (630,887)       (121,323)
                                                                ------------    ------------

                                                                   7,896,009       7,616,921
                                                                ------------    ------------

            Total increase in net assets                          10,238,273      11,172,186

NET ASSETS:
At beginning of period                                            25,069,483      13,897,297
                                                                ------------    ------------
At end of period (including accumulated undistributed
    net investment income of $2,240 and $7,834, respectively)   $ 35,307,756    $ 25,069,483
                                                                ============    ============


See notes to financial statements.

DLB QUANTITATIVE EQUITY FUND

FINANCIAL HIGHLIGHTS


                                                              Years Ended December 31,
                                                             -------------------------    Period Ended
                                                                                          December 31,
                                                                1998           1997          1996 **
                                                             ----------     ----------    ------------

Per share data (for a share outstanding throughout
   each period):
   Net asset value- beginning of period                      $    14.55     $    11.66     $    10.00
                                                             ----------     ----------     ----------

   Income from investment operations:
      Net investment income                                        0.01            .03            .01
      Net realized and unrealized gain on investments              3.72           3.73           1.84
                                                             ----------     ----------     ----------

                                                                   3.73           3.76           1.85
                                                             ----------     ----------     ----------
   Less distributions to shareholders:
      From net investment income                                   (.01)          (.03)          (.01)
      From net realized gain on investments                       (2.38)          (.83)          (.18)
      In excess of net realized gain on investment                   --           (.01)            --
                                                             ----------     ----------     ----------

                                                                  (2.39)          (.87)          (.19)
                                                             ----------     ----------     ----------

   Net asset value- end of period                            $    15.89     $    14.55     $    11.66
                                                             ==========     ==========     ==========

   Total Return                                                   25.71%         32.23%         18.51%

   Ratios and Supplemental Data:
      Ratio of expenses to average net assets                       .90%           .90%           .90% *
      Ratio of net investment income to average net assets          .08%           .23%           .43% *
      Portfolio turnover                                             81%            46%            10%
      Net assets at end of period (000 omitted)              $   35,308     $   25,069     $   13,897


The manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that the Fund's total expenses do not exceed .90% of average daily net assets. Without such agreement, the investment loss per share and ratios would have been:


      Net investment loss                                    $     (.02)    $     (.06)    $     (.01)

      Ratios (to average net assets):
        Expenses                                                   1.14%          1.55%          1.82% *
        Net investment loss                                        (.17%)         (.43%)         (.50%)*

*    Annualized

** For the period from August 26, 1996 (commencement of operations) to December 31, 1996.


See notes to financial statements.

DLB QUANTITATIVE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS


1.       BUSINESS AND ORGANIZATION

         DLB Quantitative Equity Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2.       SIGNIFICANT ACCOUNTING POLICIES

         INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

         REPURCHASE AGREEMENTS - Securities purchased under agreements to resell to the original owner are recorded at cost. The Fund may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Fund requires that the securities so purchased be transferred to the custodian under terms that enable the Fund to obtain such securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities to assure that such value, including accrued interest, is greater than amounts owed to the Fund.

         INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities. Interest income is recorded on the accrual basis.

         TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gains on investments. Accordingly, no provision for federal income or excise tax is necessary.

         The Fund files a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

         Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Only distributions in excess of tax-basis earnings and profits are reported as return of capital. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of net investment income or accumulated undistributed net realized gains.

         USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those such estimates.

3.       TRANSACTIONS WITH AFFILIATES

         The Fund engages David L. Babson & Co. Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of .75% of average daily net assets. For the year ended December 31, 1998, the management fee amounted to $223,157, of which $45,753 was waived by Babson. Additionally, $26,270 of Fund expenses were borne by Babson.

         The Fund pays no compensation directly to the Trustees who also are officers of the investment manager, nor to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.

4.       PORTFOLIO SECURITIES

         Purchases and sales of investments, other than short-term obligations, aggregated $27,569,010 and $24,164,896, respectively.

         The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

         Aggregate cost                                   $ 27,484,122
                                                          ============

         Gross unrealized appreciation                    $  8,656,785
         Gross unrealized depreciation                        (826,319)
                                                          ------------

            Net unrealized appreciation                   $  7,830,466
                                                          ============

5.       SHARES OF BENEFICIAL INTEREST

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                               Years Ended December 31,
                                               ------------------------
                                                  1998          1997
                                               ------------------------
         Shares sold                             249,348       444,204
         Shares issued in reinvestment
            of  distributions                    290,618        95,246
         Redemptions                             (40,944)       (8,001)
                                                --------      --------
            Net increase                         499,022       531,449
                                                ========      ========

                                                    DLB QUANTITATIVE EQUITY FUND
                                   ---------------------------------------------

This report and the fund financial statements contained herein are submitted for the general information of the shareholders of the DLB Quantitative Equity Fund. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.










                         BABSON SECURITIES CORPORATION
                    One Memorial Drive, Cambridge, MA 01242
                                   March 1999

                                       DLB

THE DLB VALUE FUND




                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1998

                       [EXPERIENCE TO MANAGE THE FUTURE]

                                                                  DLB VALUE FUND


MANAGER'S COMMENTARY

VALUE INVESTORS CONTINUE TO BE CHALLENGED BY THE DIFFICULT MARKET ENVIRONMENT. Growth triumphed over value again in the fourth quarter and for the full year, a virtually uninterrupted achievement for over five consecutive years, and the spread between growth and value continued to widen. Not only has the growth style outperformed the value style, but lower yielding stocks, particularly lower yielding stocks in the S&P/BARRA Growth universe, have continued to provide significantly better returns than higher yielding stocks.

MOST OF THE UNDERPERFORMANCE OF THE DLB VALUE FUND RELATIVE TO THE S&P/BARRA VALUE INDEX, A SUBINDEX OF THE S&P 500 CONTAINING COMPANIES WITH LOWER PRICE/BOOK RATIOS, CAN BE ATTRIBUTED TO THREE FACTORS. First and most importantly, there was no exposure to the Communication Services sector, which was 7.5% of the S&P/BARRA Value Index and returned an astounding 60.4%. Second, the Fund was overweight in Consumer Cyclicals, and results there lagged the benchmark, primarily because of weak performance in our retail and retail-related stocks. Third, despite the positive contribution to overall performance in the Consumer Staples sector, the Fund was underweight relative to the benchmark.

IT IS INTERESTING TO NOTE THAT THE STOCKS THAT COMPRISE THE S&P/BARRA VALUE INDEX'S COMMUNICATIONS SERVICES SECTOR POSSESS CHARACTERISTICS THAT ELIMINATE THEM FROM CONSIDERATION AS PURCHASE CANDIDATES FOR THE FUND. For example, MCI WorldCom, the leading light in this sector, currently has a trailing price/earnings ratio of 106, a price/cash flow ratio of 57, a price/sales ratio of 12.3, and no yield. But the stock does have a price/book ratio of 2.9, a characteristic that included it in the S&P/BARRA Value Index. Its other valuation characteristics, however, weighed against its inclusion in the DLB Value Fund.

TWO FINANCIAL STOCKS, CHASE MANHATTAN (+65.5%) AND SLM HOLDING (FORMERLY "SALLIE MAE", +48.4%), LED THE PORTFOLIO IN THE 4TH QUARTER, WHILE TWO TECH STOCKS, APPLE COMPUTER (+211.9%) AND IBM (+77.0%) WERE THE BEST PERFORMERS FOR THE YEAR. Chase, on the basis of its franchise and financial strength, rebounded brilliantly from the widespread fear of financial crisis that rocked the markets during the summer, and SLM Holding represented a safe haven amidst concerns of a weakening global economy. Apple continued its

                                                                  DLB VALUE FUND

MANAGER'S COMMENTARY


phoenix-like recovery throughout 1998, and shareholders were rewarded accordingly. IBM continued to fire on all cylinders, and increasing numbers of investors began to appreciate the very profitable and annuity-like nature of its maintenance and software services operations.

LOCKHEED MARTIN (-15.5%) AND ILLINOVA (-11.8%) WERE THE WORST PERFORMERS IN THE LAST QUARTER. Delays in a number of Lockheed Martin aerospace and defense programs clouded the outlook for the company. Illinova continues to be plagued by the still undetermined fate of its Clinton nuclear generator, a concern that contributed to its poor stock performance. Reebok International (-48.4%) and Boeing (-32.2%) were the worst performers for the year. We remain hopeful that new management at Reebok will help the company turn the corner in 1999. At Boeing, the indigestion caused by too many orders and not enough parts should be eased in 1999, and we are optimistic that management will find creative ways to enhance shareholder value with the very strong cash flows provided by operations.

NO SECURITIES WERE ADDED OR ELIMINATED DURING THE SECOND HALF OF 1998. Berkshire Hathaway acquired General Re in December; however, because Berkshire Hathaway does not qualify as a value investment according to our discipline, we will be divesting it in 1999.

THE DLB VALUE STRATEGY CONTINUES TO HAVE ATTRACTIVE VALUATION CHARACTERISTICS, AND ATTRACTIVENESS OF THOSE CHARACTERISTICS ACTUALLY IMPROVED RELATIVE TO THE S&P 500 DURING THE 4TH QUARTER. The average price/earnings ratio based on estimated earnings for 1998 for the companies held in the Fund is 18, compared to 27 times for the S&P 500. Based on estimated earnings for 1999, the comparison is 16 for the Fund versus 26 for the S&P 500. The average price/book ratio is 2.2 compared to 4.5 for the S&P 500. Also, the Fund's gross yield continues to be higher and its volatility remains lower than corresponding figures for the market. We continue to believe that the focus will ultimately shift from growth stocks that have led the market for so long to investments with more reasonable valuations of earnings and assets such as those that characterize our value strategy. At that time the Fund should provide more satisfying positive returns in absolute and relative terms.

                                                                 DLB VALUE FUND
                                      -----------------------------------------

GROWTH OF A
$100,000 INVESTMENT

               [Cumulative Total Return Since Inception 7/25/95]

[GRAPH 1]

Returns:
DLB Value Fd S&P 500          DATE           DLB Value Fd   S&P 500
(net of fees)
                                             $100,000.00    $100,000.00
  0.80          2.40          31-Jul-95      $100,800.00    $102,400.00
 -0.10          0.25          31-Aug-95      $100,699.20    $102,656.00
  3.57          4.22          30-Sep-95      $104,294.16    $106,988.08
 -2.11         -0.36          31-Oct-95      $102,093.55    $106,602.93
  4.60          4.39          30-Nov-95      $106,789.86    $111,282.79
  1.30          1.93          31-Dec-95      $108,178.13    $113,430.55
  2.08          3.40          31-Jan-96      $110,428.23    $117,287.19
  2.69          0.93          28-Feb-96      $113,398.75    $118,377.96
  3.07          0.96          31-Mar-96      $116,880.09    $119,514.39
  1.22          1.47          30-Apr-96      $118,306.03    $121,271.25
  2.59          2.58          30-May-96      $121,370.16    $124,400.05
 -0.59          0.38          30-Jun-96      $120,654.07    $124,872.77
 -3.47         -4.42          31-Jul-96      $116,467.38    $119,353.39
  3.25          2.11          31-Aug-96      $120,252.57    $121,871.75
  3.15          5.63          30-Sep-96      $124,040.52    $128,733.13
  0.82          2.76          31-Oct-96      $125,057.65    $132,286.16
  7.85          7.56          30-Nov-96      $134,874.68    $142,287.00
 -0.55         -1.98          31-Dec-96      $134,132.87    $139,469.72
  4.23          6.25          31-Jan-97      $139,806.69    $148,186.57
  1.68          0.78          28-Feb-97      $142,155.44    $149,342.43
 -3.69         -4.11          31-Mar-97      $136,909.91    $143,204.45
  1.80          5.97          30-Apr-97      $139,374.28    $151,753.76
  5.76          6.09          31-May-97      $147,402.24    $160,995.56
  3.63          4.48          30-Jun-97      $152,752.94    $168,208.17
  9.11          7.96          31-Jul-97      $166,668.74    $181,597.54
 -2.76         -5.6           31-Aug-97      $162,068.68    $171,428.07
  5.55          5.48          30-Sep-96      $171,063.49    $180,822.33
 -4.44         -3.34          31-Oct-97      $163,468.27    $174,782.87
  4.39          4.63          30-Nov-97      $170,644.53    $182,875.31
 -0.72          1.72          31-Dec-97      $169,415.89    $186,020.77
  0.20          1.11          31-Jan-98      $169,754.72    $188,085.60
  7.70          7.21          28-Feb-98      $182,825.83    $201,646.57
  5.22          5.12          31-Mar-98      $192,369.34    $211,970.88
  2.19          1.01          30-Apr-98      $196,582.23    $214,111.78
 -3.41         -1.72          31-May-98      $189,878.78    $210,429.06
  1.02          4.06          30-Jun-98      $191,815.54    $218,972.48
 -6.52         -1.07          31-Jul-98      $179,309.17    $216,629.47
-16.06        -14.46          31-Aug-98      $150,512.12    $185,304.85
  4.78          6.41          30-Sep-98      $157,706.59    $197,182.89
  8.76          8.13          31-Oct-98      $171,521.69    $213,213.86
  3.53          6.06          30-Nov-98      $177,576.41    $226,134.62
  0.41          5.76          31-Dec-98      $178,304.47    $239,159.98

                  TOTAL RETURNS (%) FOR PERIODS ENDED 12/31/98


                     6 Months       One Year           Annualized
                     7/1/98-        1/1/98-         Since Inception
                     12/31/98       12/31/98       7/25/95-12/31/98
DLB Value Fund         -7.04           5.25              17.98
S&P 500                 9.23          28.58              28.62


DISCLOSURE STATEMENT


STANDARD & POORS 500 INDEX is an unmanaged index of common stocks frequently used as a general measure of stock market performance. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ.


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

                                        DLB VALUE FUND

                                        FINANCIAL STATEMENTS FOR THE YEARS ENDED
                                        DECEMBER 31, 1998 AND 1997

                                                                  DLB VALUE FUND

TABLE OF CONTENTS

INDEPENDENT AUDITORS' REPORT                                                1

FINANCIAL STATEMENTS:

   Portfolio of Investments as of December 31, 1998                       2 - 5

   Statement of Assets and Liabilities as of December 31, 1998              6

   Statement of Operations for the Year Ended December 31, 1998             7

   Statements of Changes in Net Assets for the Years Ended
        December 31, 1998 and 1997                                          8

   Financial Highlights for Each of the Years in the Four-Year Period
        Ended December 31, 1998                                             9

   Notes to Financial Statements                                         10 - 12

INDEPENDENT AUDITORS' REPORT

To the Trustees of The DLB Fund Group and
Shareholders of DLB Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DLB Value Fund (the "Fund") (a separate series of The DLB Fund Group) as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1998 and 1997, and the financial highlights for each of the years in the four-year period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned at December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of DLB Value Fund at December 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP


Boston, Massachusetts
February 12, 1999

DLB VALUE FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998


COMMON AND PREFERRED STOCKS - 97.8%

                  ISSUER                       SHARES     VALUE
AEROSPACE - 3.6%
The Boeing Company                             46,500   $1,517,063
Lockheed Martin Corporation                    12,900    1,093,275
                                                        ----------
                                                         2,610,338
                                                        ----------
AIRLINES - 2.4%
KLM Royal Dutch Airlines                       56,437    1,693,110
                                                        ----------
APPAREL & TEXTILE - 2.3%
Reebok International Ltd. (*)                 116,300    1,729,963
                                                        ----------
AUTO PARTS - 2.3%
Dana Corporation                               41,300    1,688,138
                                                        ----------
BANKS - 10.4%
Chase Manhattan Corporation                    30,500    2,075,906
National City Corporation                      23,900    1,732,750
US  Bancorp                                    45,700    1,622,350
Wells Fargo & Company                          51,000    2,036,813
                                                        ----------
                                                         7,467,819
                                                        ----------
CHEMICALS - GENERAL - 2.1%
E.I. Du Pont de Nemours and Company            28,600    1,517,588
                                                        ----------
CHEMICALS - SPECIALTY - 1.0%
Millennium Chemicals Inc.                      37,200      739,350
                                                        ----------
COMPUTERS - 5.2%
Apple Computer Inc. (*)                        41,400    1,694,813
International Business Machines Corporation    11,100    2,050,725
                                                        ----------
                                                         3,745,538
                                                        ----------
DIVERSIFIED - 4.0%
Hanson PLC                                     24,700      963,300
Berkshire Hathaway Inc., Class B                  798    1,878,260
                                                        ----------
                                                         2,841,560
                                                        ----------

             ISSUER                   SHARES      VALUE
ELECTRIC POWER - 4.9%
Illinova Corporation                  66,600   $1,665,000
Texas Utilities Company               39,800    1,858,163
                                               ----------
                                                3,523,163
                                               ----------
FINANCIAL SERVICES - 12.5%
American Express Company              18,800    1,922,300
CitiGroup Inc.                        36,803    1,821,749
SLM Holding Corporation               44,850    2,152,800
The Student Loan Corporation          23,500    1,054,563
Transamerica Corporation              17,400    2,009,700
                                               ----------
                                                8,961,111
                                               ----------
FOOD PRODUCERS - 2.4%
Diageo PLC                            37,240    1,722,350
                                               ----------
INSURANCE - 4.8%
Aetna Inc.                            23,500    1,847,688
The Allstate Corporation              41,000    1,583,625
                                               ----------
                                                3,431,313
                                               ----------
MEDICAL SUPPLIES & SERVICES - 4.8%
Tenet Healthcare Corporation (*)      63,100    1,656,375
United Healthcare Corporation         40,900    1,761,256
                                               ----------
                                                3,417,631
                                               ----------
METALS & MINING - .6%
Martin Marietta Materials, Inc.        7,200      447,750
                                               ----------
OFFICE EQUIPMENT - 5.5%
Wallace Computer Services, Inc.       70,300    1,854,163
Xerox Corporation                     17,900    2,112,200
                                               ----------
                                                3,966,363
                                               ----------
OIL - DOMESTIC - 2.3%
Atlantic Richfield Co.                25,100    1,637,775
                                               ----------
OIL - INTERNATIONAL - 2.4%
Royal Dutch Petroleum                 35,400    1,694,775
                                               ----------

                  ISSUER                  SHARES     VALUE
PAPER & FOREST PRODUCTS - 7.4%
Potlatch Corporation                      44,400   $1,637,250
Weyerhaeuser Company                      34,000    1,727,625
Willamette Industries, Inc.               58,500    1,959,750
                                                   ----------
                                                    5,324,625
                                                   ----------
PRINTING & PUBLISHING - 2.7%
Harcourt General Inc.                     36,600    1,946,663
                                                   ----------
RAILROADS - 2.2%
CSX Corporation                           38,400    1,593,600
                                                   ----------
RETAIL - GENERAL - 4.3%
J C Penney Company, Inc.                  34,700    1,626,563
Sears Roebuck and Co.                     34,100    1,449,250
                                                   ----------
                                                    3,075,813
                                                   ----------
RETAIL - DISCOUNT - 2.3%
Kmart Corporation (*)                     59,000      903,439
Kmart Financing (**)                      13,500      782,156
                                                   ----------
                                                    1,685,595
                                                   ----------
RETAIL - SPECIALTY - 2.5%
The Limited Inc.                          60,600    1,764,975
                                                   ----------
STEEL - 2.2%
USX - US Steel Group                      67,400    1,550,200
                                                   ----------
TRUCKING & SHIPPING - .7%
Overseas Shipholding Group                31,400      504,362
                                                   ----------
TOTAL COMMON AND PREFERRED STOCKS
     (identified cost, $64,803,529)                70,281,463
                                                   ----------

                  ISSUER                                    PRINCIPAL        VALUE
                                                             AMOUNT
REPURCHASE AGREEMENT - 1.9%
Investors Bank & Trust Repurchase Agreement, 4.25%,
  dated 12/31/98, $1,384,652 due on 1/4/99 (secured by
  Federal Government Agency securities), at cost           $ 1,383,998    $ 1,383,998
                                                                          -----------

Total Investments (identified cost, $66,187,527)                           71,665,461

Other assets, less liabilities - .3%                                          245,564
                                                                          -----------
NET ASSETS - 100%                                                         $71,911,025
                                                                          ===========

(*) Non-income producing security
(**) Preferred Stock

See notes to financial statements.

DLB VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
--------------------------------------------------------------------------------

ASSETS:
    Investments, at value (identified cost, $66,187,527)          $ 71,665,461
    Receivable for fund shares sold                                    233,196
    Dividends and interest receivable                                   79,197
                                                                  ------------
                                                                    71,977,854
                                                                  ------------
LIABILITIES:
    Accrued management fees                                             32,856
    Accrued expenses                                                    33,973
                                                                  ------------
                                                                        66,829
                                                                  ------------
NET ASSETS                                                        $ 71,911,025
                                                                  ============
NET ASSETS CONSIST OF:
    Paid-in capital                                               $ 66,656,016
    Unrealized appreciation of investments                           5,477,934
    Accumulated distributions in excess of net realized gain on
      investment transactions                                         (231,917)
    Accumulated undistributed net investment income                      8,992
                                                                  ------------
             Total                                                $ 71,911,025
                                                                  ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                            4,965,028
                                                                  ============
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
   PER SHARE (NET ASSETS / SHARES OF BENEFICIAL INTEREST
   OUTSTANDING)                                                   $      14.48
                                                                  ============

See notes to financial statements.

DLB VALUE FUND

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

NET INVESTMENT INCOME:
    Dividends (net of foreign tax withheld of $13,388)         $ 1,533,556
    Interest                                                       101,912
                                                               -----------
                                                                 1,635,468
                                                               -----------
EXPENSES:
    Management fee                                                 367,883
    Trustees' fees                                                   4,669
    Custodian fee                                                   41,759
    Registration fees                                               31,981
    Accounting and audit fees                                       27,896
    Legal fees                                                      16,089
    Transfer agent fee                                               8,000
    Printing fees                                                    3,561
                                                               -----------
                                                                   501,838
    Reduction of expenses by investment manager                   (103,386)
                                                               -----------
             Net expenses                                          398,452
                                                               -----------
             Net investment income                               1,237,016
                                                               -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

    Realized gain (identified cost basis):                       4,274,144
    Change in unrealized appreciation                           (2,709,889)
                                                               -----------
             Net realized and unrealized gain on investments     1,564,255
                                                               -----------
             Increase in net assets from operations            $ 2,801,271
                                                               ===========

See notes to financial statements.

DLB VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  Years Ended December 31,
                                                                ----------------------------
                                                                   1998             1997
                                                                ------------    ------------
From operations:
    Net investment income                                       $  1,237,016    $    528,025
    Net realized gain on investments                               4,274,144       2,487,991
    Net unrealized appreciation (depreciation) of investments     (2,709,889)      5,222,346
                                                                ------------    ------------
                                                                   2,801,271       8,238,362
                                                                ------------    ------------
Distributions to shareholders:
    From net investment income                                    (1,228,024)       (520,799)
    From net realized gain on investments                         (4,256,810)     (2,487,991)
    In excess of net realized gain on investments                         --        (228,789)
                                                                ------------    ------------
                                                                  (5,484,834)     (3,237,579)
                                                                ------------    ------------
Fund share transactions:
    Net proceeds from sales of shares                             27,948,166      36,994,760
    Net asset value of shares issued in
      reinvestment of distributions                                5,469,771       3,237,577
    Cost of shares reacquired                                    (15,272,460)     (8,012,111)
                                                                ------------    ------------
                                                                  18,145,477      32,220,226
                                                                ------------    ------------
            Total increase in net assets                          15,461,914      37,221,009

NET ASSETS:
At beginning of period                                            56,449,111      19,228,102
                                                                ------------    ------------
At end of period (including accumulated undistributed
    net investment income of $8,992 and $0, respectively)       $ 71,911,025    $ 56,449,111
                                                                ============    ============

See notes to financial statements.

DLB VALUE FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                 Period Ended
                                                                Years Ended December 31,         December 31,
                                                             1998        1997         1996          1995**
                                                          ---------    --------     --------     ------------
  Per share data (for a share outstanding throughout
    each period):
Net asset value- beginning of period                      $   14.91    $  12.53     $  10.58       $  10.00
                                                          ---------    --------     --------       --------

Income from investment operations:
   Net investment income                                        .27         .15          .16            .09
   Net realized and unrealized gain on investments              .50        3.15         2.38            .73
                                                          ---------    --------     --------       --------
                                                               0.77        3.30         2.54            .82
                                                          ---------    --------     --------       --------
Less distributions to shareholders:
   From net investment income                                 (0.27)       (.15)        (.16)          (.09)
   From net realized gain on investments                      (0.93)       (.70)        (.41)          (.15)
   In excess of net realized gain on investment                  --        (.07)        (.02)            --
                                                          ---------    --------     --------       --------
                                                              (1.20)       (.92)        (.59)          (.24)
                                                          ---------    --------     --------       --------
Net asset value- end of period                            $   14.48    $  14.91     $  12.53       $  10.58
                                                          =========    ========     ========       ========

Total Return                                                   5.25%      26.35%       23.99%         18.64% *

Ratios and Supplemental Data:
   Ratio of expenses to average net assets                      .60%        .71%         .80%           .80% *
   Ratio of net investment income to average net assets        1.85%       1.40%        1.56%          2.02% *
   Portfolio turnover                                            21%         25%          23%             7%
   Net assets at end of period (000 omitted)              $  71,911    $ 56,449     $ 19,228       $ 10,818

The manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that the Fund's total expenses do not exceed .80% of average daily net assets. Without such agreement, the investment income per share and ratios would have been:

       Net investment income                              $     .25    $    .13     $    .09       $    .02

       Ratios (to average net assets):
         Expenses                                               .75%        .92%        1.50%          2.43%  *
         Net investment income                                 1.69%       1.19%         .86%          0.40%  *

* Annualized
** For the period from July 25, 1995 (commencement of operations) to December
   31, 1995.

See notes to financial statements.

DLB VALUE FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.      BUSINESS AND ORGANIZATION

         DLB Value Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2.      SIGNIFICANT ACCOUNTING POLICIES

         Investment Valuation - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

         Repurchase Agreements - Securities purchased under agreements to resell to the original owner are recorded at cost. The Fund may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Fund requires that the securities so purchased be transferred to the custodian under terms that enable the Fund to obtain such securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities to assure that such value, including accrued interest, is greater than amounts owed to the Fund.

         Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars at current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars at currency exchange rates prevailing on the respective dates of such transactions. Security transaction gains and losses attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. Income and expense gains and losses that are attributable to changes in foreign exchange rates are recorded for financial statement purposes as foreign currency transaction gains and losses. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

         Investment Transactions and Income - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities. Interest income is recorded on the accrual basis.

         Taxes and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gains on investments. Accordingly, no provision for federal income or excise tax is necessary.

         The Fund files a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

         Foreign taxes are provided with respect to interest and dividend income earned in foreign currencies in accordance with applicable tax rates. To the extent that such taxes are unrecoverable, they are recorded as a reduction of net investment income.

         Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Only distributions in excess of tax-basis earnings and profits are reported as return of capital. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of net investment income or accumulated undistributed net realized gains.

         Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those such estimates.

3.       TRANSACTIONS WITH AFFILIATES

         The Fund engages David L. Babson & Co. Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of .55% of average daily net assets. For the year ended December 31, 1998, the management fee amounted to $367,883, of which $103,314 was waived by Babson. Additionally, $72 of Fund expenses were borne by Babson.

         The Fund pays no compensation directly to the Trustees who also are officers of the investment manager, nor to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.

4.       PORTFOLIO SECURITIES

         Purchases and sales of investments, other than short-term obligations, aggregated $29,097,851 and $13,701,046, respectively.

         The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

         Aggregate cost                                     $ 66,425,109
                                                            ============

         Gross unrealized appreciation                      $  9,868,207
         Gross unrealized depreciation                        (4,627,855)
                                                            ------------

            Net unrealized appreciation                     $  5,240,352
                                                            ============

5.       SHARES OF BENEFICIAL INTEREST

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                          Years Ended December 31,
                                          ------------------------
                                            1998          1997
                                          ---------     ---------
         Shares sold                      1,766,141     2,546,356
         Shares issued in reinvestment
            of  distributions               380,870       218,608
         Redemptions                       (968,493)     (513,437)
                                          ---------     ---------
            Net increase                  1,178,518     2,251,527
                                          =========     =========

                                                                  DLB VALUE FUND
                                   ---------------------------------------------

This report and the fund financial statements contained herein are submitted for the general information of the shareholders of the DLB Value Fund. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.










                         BABSON SECURITIES CORPORATION
                    One Memorial Drive, Cambridge, MA 01242
                                   March 1999

                                      DLB

The DLB GROWTH FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1998



                       [EXPERIENCE TO MANAGE THE FUTURE]

                                                                 DLB GROWTH FUND

MANAGER'S COMMENTARY


CALENDAR YEAR 1998 WAS A REWARDING YEAR FOR INVESTING IN MEDIUM AND LARGE CAPITALIZATION HIGH GROWTH COMPANIES IN THE DLB GROWTH FUND.

IN THE FALL INVESTORS WERE CONFRONTED WITH A "WALL OF WORRY" THAT INCLUDED MANY DISTURBING ISSUES: the recession in Asia, the financial meltdown in Russia, slowing growth in Latin America, the collapse of several high profile hedge funds, a potential Clinton impeachment and emerging fears of a recession here in the United States. Each of these issues added a layer of uncertainty to the global financial picture. Investor sentiment and psychology were very negative at the market lows in early October.


SINCE THAT TIME MANY THINGS HAVE CHANGED. President Clinton appears to have made progress in his defense against impeachment. The Federal Reserve has cut short-term interest rates three times in an effort to head off a slowing economy in the United States and stimulate liquidity in the financial markets. The bond market, aided by the interest rate cuts, has digested the turmoil caused by defaults on Russian bonds and blowups by several large hedge funds. Asia appears to have stabilized and is actually showing slight signs of an improvement in some areas. The International Monetary Fund has been aggressive at aiding troubled countries in South America. Investor psychology has improved dramatically, sending the U.S. stock market up by 28% from the lows reached in early October.

TWO LARGE DRIVERS OF PERFORMANCE IN THE DLB GROWTH FUND IN THE LATTER HALF OF 1998 WERE THE IMPROVEMENT IN THE SEMICONDUCTOR INDUSTRY AND CONTINUED RAPID GROWTH IN COMMUNICATIONS. After a significant slowdown in the second and third quarters of last year, the semiconductor industry appears to have stabilized and is expected to recover to historic levels of growth in 1999/2000. We have large investments (partly a result of aggressive buying during the market weakness in September/October) in industry-leading semiconductor companies like Linear Technology, Analog Devices, Maxim Integrated Products, and Microchip, all of whom experi-

                                                                 DLB GROWTH FUND

MANAGER'S COMMENTARY


enced enormous gains in their stock prices in the second half of 1998.

EXPLOSIVE GROWTH OF INTERNET USERS AND APPLICATIONS AS WELL AS THE CONVERGENCE OF VOICE, DATA AND VIDEO TRAFFIC OVER NETWORKS ARE DRIVING TREMENDOUS GROWTH IN COMMUNICATIONS. Investing in companies like Cisco Systems and Vitesse Semiconductor, key suppliers of the Internet infrastructure, has been a successful strategy for the DLB Growth Fund. We continue to be very optimistic about the outlook for these companies and the technology sector in general.

THE FUND'S LARGE INVESTMENTS IN THE HEALTHCARE SECTOR WERE ALSO VERY REWARDING IN 1998. New technologies developed in the fields of cardiac rhythm management and interventional cardiology led to accelerating earnings growth and a record year for Guidant Corp. An enormous pipeline of new blockbuster products coming from Pfizer (who can forget all the publicity surrounding the launch of Viagra?) drove this company's stock price to new all-time highs. Cardinal Health, a lesser known pharmaceutical distribution company, benefited last year from successful new drug launches throughout the industry.

THE DLB GROWTH FUND ALSO INVESTED IN SEVERAL COMPANIES WITH STRONG DEFENSIBLE FRANCHISES THAT MANY WOULD CONSIDER BORING, BUT PROVED TO BE EXCELLENT INVESTMENTS IN 1998. Companies like Safeway (grocery store retailer), CVS (drug store retailer), Federal Home Loan Mortgage Corp. (mortgage finance) and Paychex (payroll processing) were all top performing holdings last year.

THE FUND WAS NOT WITHOUT DISAPPOINTMENTS LAST YEAR. Oil prices collapsed and stayed at unusually low levels throughout the year. This impacted several energy companies whose fortunes are partially dependent on commodity oil prices. Weak emerging market economies created a difficult environment for several of our multinational consumer products companies. These economies also bruised some of our financial stocks that had outstanding loans in these regions.

IN THE SECOND HALF OF CALENDAR YEAR 1998 WE MADE FOUR NEW INVESTMENTS IN THE DLB GROWTH FUND:

ETEC SYSTEMS: Developer of high-precision manufacturing equipment sold to the semiconductor industry

HEALTH MANAGEMENT ASSOCIATES: Owner and operator

                                                                 DLB GROWTH FUND

MANAGER'S COMMENTARY


of acute-care and psychiatric hospitals in rural geographic areas.

MSC INDUSTRIAL DIRECT: Direct marketer and distributor of industrial products to small and mid-sized industrial customers in the U.S.

VITESSE SEMICONDUCTOR: Designer and manufacturer of ultra high speed, high integration semiconductor chips used in telecommunications, networking, and semiconductor test equipment products

NUMEROUS INVESTMENTS WERE LIQUIDATED DURING THIS TIME PERIOD, including Boeing, First Data, Intel, Synopsys, Tenet Healthcare and Wallace Computer.

THANK YOU FOR YOUR INVESTMENT AND CONTINUED INTEREST IN THE DLB GROWTH FUND. AS OF DECEMBER 31, 1998 THE TOP 10 EQUITY HOLDINGS IN THE DLB GROWTH FUND COMPRISED JUST OVER 37% OF TOTAL ASSETS:

--------------------------------------------------------------------------------
Top 10 Equity Holdings                      Percent of Fund Assets
--------------------------------------------------------------------------------
Cardinal Health                                      4.9%
Guidant                                              4.5%
Federal Home Loan Mort.                              4.5%
Vitesse Semiconductor                                3.5%
Linear Technology                                    3.4%
Safeway                                              3.4%
American Home Products                               3.4%
Maxim Integrated Products                            3.3%
Pfizer                                               3.2%
KLA-Tencor                                           3.1%
Total                                               37.2%
--------------------------------------------------------------------------------

LOOKING AHEAD, WE EXPECT A GRADUAL SLOWDOWN IN ECONOMIC GROWTH IN THIS COUNTRY. Combined with low inflation this should keep interest rates at current low levels. In this type of slow growth environment, we believe companies with the ability to generate sustainable high levels of earnings growth without disappointing investors will prove to be attractive investments. These are the types of companies we continue to identify and invest in on behalf of our fellow shareholders in the DLB Growth Fund.

                                                                 DLB GROWTH FUND

GROWTH OF A $100,000 INVESTMENT

                CUMULATIVE TOTAL RETURN SINCE INCEPTION 1/20/98

DLB Growth      R1000
Fund (net)      Growth                       DLB Growth Fd       R1000 Growth
                                              $100,000.00         $100,000.00
     1.9          3.22          Jan-98        $101,900.00         $103,220.00
    6.87          7.52       28-Feb-98        $108,900.53         $110,982.14
    1.65          3.99       31-Mar-98        $110,697.39         $115,410.33
     3.7          1.38       30-Apr-98        $114,793.19         $117,002.99
   -3.75         -2.84       31-May-98        $110,488.45         $113,680.11
    3.35          6.12       30-Jun-98        $114,189.81         $120,637.33

    0.18         -0.66       31-Jul-98        $114,395.35         $119,841.13
  -14.86        -15.01       31-Aug-98         $97,396.20         $101,852.97
    7.08          7.68       30-Sep-98        $104,291.85         $109,675.28
    7.67          8.04       31-Oct-98        $112,291.04         $118,493.17
    7.75          7.61       30-Nov-98        $120,993.59         $127,510.50
    8.54          9.02       31-Dec-98        $131,326.45         $139,011.95



                  TOTAL RETURNS (%) FOR PERIODS ENDED 12/31/98

                             6 MONTHS         SINCE INCEPTION
                              7/1/98-             1/20/98-
                             12/31/98             12/3/98

DLB GROWTH FUND                15.01               31.33
Russell 1000 Growth            15.22               39.01

DISCLOSURE STATEMENT


RUSSELL 1000 GROWTH INDEX is an unmanaged index that contains those Russell 1000 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

                                    DLB GROWTH FUND

                                    FINANCIAL STATEMENTS FOR THE PERIOD FROM
                                    JANUARY 20, 1998 (COMMENCEMENT OF
                                    OPERATIONS) TO DECEMBER 31, 1998

DLB GROWTH FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------



INDEPENDENT AUDITORS' REPORT                                              1

FINANCIAL STATEMENTS:

  Portfolio of Investments as of December 31, 1998                      2 - 4

  Statement of Assets and Liabilities as of December 31, 1998             5

  Statement of Operations from January 20, 1998 (commencement
       of operations) to December 31, 1998                                6

  Statement of Changes in Net Assets from January 20, 1998
       (commencement of operations) to December 31, 1998                  7

  Financial Highlights from January 20, 1998 (commencement
       of operations) to December 31, 1998                                8

  Notes to Financial Statements                                         9 - 11

INDEPENDENT AUDITORS' REPORT

To the Trustees of The DLB Fund Group and Shareholders of DLB Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DLB Growth Fund (the "Fund") (a separate series of The DLB Fund Group) as of December 31, 1998, and the related statements of operations and changes in net assets and the financial highlights for the period from January 20, 1998 (commencement of operations) to December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned at December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of DLB Growth Fund at December 31, 1998, the results of its operations, the change in its net assets, and its financial highlights for the period from January 20, 1998 (commencement of operations) to December 31, 1998 in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
February 12, 1999

DLB GROWTH FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

COMMON STOCKS - 93.3%

                    ISSUER             SHARES       VALUE
BANKS - 2.8%
Bank of America                         6,900    $  414,863
Mellon Bank Corporation                 7,500       515,625
                                                 ----------
                                                    930,488
                                                 ----------
BEVERAGES - 3.1%
Anheuser-Busch Companies, Inc.          7,000       459,375
PepsiCo, Inc.                          14,000       573,125
                                                 ----------
                                                  1,032,500
                                                 ----------
CHEMICALS - 4.0%
E.I. Du Pont de Nemours and Company     4,300       228,169
Monsanto Company                       14,300       679,250
Praxair, Inc.                          11,500       405,375
                                                 ----------
                                                  1,312,794
                                                 ----------
COMPUTER RELATED - 1.4%
Cisco Systems, Inc. (*)                 4,950       459,422
                                                 ----------
COMPUTER SERVICES - 1.7%
Automatic Data Processing, Inc.         6,900       553,294
                                                 ----------
COMPUTER SOFTWARE - 2.2%
Cadence Design Systems, Inc. (*)       18,900       562,275
Microsoft Corporation (*)               1,200       166,425
                                                 ----------
                                                    728,700
                                                 ----------
COSMETIC & TOILETRY - 1.7%
The Gillette Company                   11,600       560,425
                                                 ----------
DIVERSIFIED - 1.6%
Berkshire Hathaway Inc., Class B          221       519,085
                                                 ----------
DRUGS - 15.6%
American Home Products Corporation     18,900     1,064,306
Bristol-Meyers Squibb Company           5,500       735,969
Cardinal Health, Inc.                  21,457     1,628,050

                    ISSUER                 SHARES       VALUE
DRUGS (CONTINUED)
Merck & Co., Inc.                           5,000    $  738,438
Pfizer Inc.                                 8,000     1,003,500
                                                     ----------
                                                      5,170,263
                                                     ----------
ELECTRICAL EQUIPMENT - 4.6%
General Electric Company                    6,600       673,613
MSC Industrial Direct Company, Inc. (*)    37,700       852,963
                                                     ----------
                                                      1,526,576
                                                     ----------
ELECTRONIC / INSTRUMENT - 4.4%
Analog Devices (*)                         21,800       683,975
KLA Tencor Corp. (*)                       18,000       780,750
                                                     ----------
                                                      1,464,725
                                                     ----------
FINANCIAL SERVICES - 6.1%
Federal Home Loan Mortgage Corporation     22,200     1,430,513
Paychex, Inc.                              11,100       570,956
                                                     ----------
                                                      2,001,469
                                                     ----------
FOOD PRODUCERS - 1.7%
BestFoods                                   8,600       457,950
Wm. Wrigley Jr. Company                     1,200       107,475
                                                     ----------
                                                        565,425
                                                     ----------
FOOD RETAILERS - 3.4%
Safeway Inc. (*)                           18,300     1,115,156
                                                     ----------
FURNITURE & APPLIANCES - .8%
Herman Miller, Inc.                         9,800       263,375
                                                     ----------
INSURANCE COMPANIES - 2.1%
American International Group, Inc.          7,100       686,038
                                                     ----------
INTERNATIONAL OIL - 2.5%
Mobil Corporation                           6,200       540,175
Royal Dutch Petroleum                       6,300       301,613
                                                     ----------
                                                        841,788
                                                     ----------
MEDICAL SUPPLIES & SERVICES - 10.6%
Boston Scientific Corporation (*)          33,600       900,900
Guidant Corporation                        14,000     1,543,500
Health Management Associates (*)           23,100       499,538
Johnson & Johnson                           6,700       561,963
                                                     ----------
                                                      3,505,901
                                                     ----------

                    ISSUER                   SHARES      VALUE
PROFESSIONAL SERVICES - 1.8%
Service Corporation International            15,700   $   597,581
                                                      -----------
RECREATION - 1.4%
The Walt Disney Company                      15,300       459,000
                                                      -----------
SEMICONDUCTORS - 13.4%
ETEC Systems, Inc. (*)                       15,100       604,000
Linear Technology Corporation                11,500     1,029,969
Maxim Integrated Products, Inc. (*)          21,400       934,913
Microchip Technology Incorporated (*)        24,000       888,000
Vitesse Semiconductor Corporation (*)        21,400       976,375
                                                      -----------
                                                        4,433,257
                                                      -----------
SPECIALTY RETAIL - 3.7%
CVS Corporation                              10,800       594,000
Office Depot Inc. (*)                        17,400       642,710
                                                      -----------
                                                        1,236,710
                                                      -----------
TOBACCO - 2.7%
Philip Morris Companies Inc.                 16,400       877,400
                                                      -----------
TOTAL COMMON STOCKS
     (identified cost, $23,747,130)                    30,841,372
                                                      -----------

                                                          PRINCIPAL
                                                            AMOUNT
REPURCHASE AGREEMENT - 6.8%
Investors Bank & Trust Repurchase Agreement, 4.25%,
  dated 12/31/98, $2,244,434 due on 1/4/99 (secured by
  Federal Government Agency securities), at cost          $  2,243,374     2,243,374
                                                                        ------------
TOTAL INVESTMENTS (identified cost, $25,990,504)                          33,084,746

Other assets, less liabilities - (.1%)                                       (31,028)
                                                                        ------------
NET ASSETS - 100%                                                       $ 33,053,718
                                                                        ============

(*) Non-income producing security

See notes to financial statements.

DLB GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
--------------------------------------------------------------------------------

ASSETS:
    Investments, at value (identified cost, $25,990,504)                      $33,084,746
    Dividends and interest receivable                                              20,497
    Receivable from investment manager                                                202
                                                                              -----------
                                                                               33,105,445
                                                                              ===========
LIABILITIES:
    Accrued management fee                                                         15,418
    Accrued expenses                                                               36,309
                                                                              -----------
                                                                                   51,727
                                                                              -----------
NET ASSETS                                                                    $33,053,718
                                                                              ===========
NET ASSETS CONSIST OF:
    Paid-in capital                                                           $25,954,866
    Unrealized appreciation of investments                                      7,094,242
    Accumulated undistributed net investment income                                 1,548
    Accumulated undistributed net realized gain on investment transactions          3,062
                                                                              -----------
                                                                              $33,053,718
                                                                              ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                       2,578,422
                                                                              ===========
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
   PER SHARE (NET ASSETS / SHARES OF BENEFICIAL INTEREST
   OUTSTANDING)                                                               $     12.82
                                                                              ===========

See notes to financial statements.

DLB GROWTH FUND

STATEMENT OF OPERATIONS
PERIOD FROM JANUARY 20, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998
--------------------------------------------------------------------------------

NET INVESTMENT INCOME:
    Dividends (net of foreign tax withheld of $1,542)           $   218,384
    Interest                                                        122,770
                                                                -----------
                                                                    341,154
                                                                -----------
EXPENSES:
    Management fee                                                  147,804
    Trustees' fees                                                    3,675
    Custodian fee                                                    43,713
    Accounting and audit fees                                        27,433
    Legal fees                                                       14,876
    Transfer agent fee                                                7,591
    Registration cost                                                 5,362
    Miscellaneous                                                     4,101
                                                                -----------
                                                                    254,555

    Reduction of expenses by investment manager                     (41,968)
                                                                -----------
             Net expenses                                           212,587
                                                                -----------
             Net investment income                                  128,567
                                                                -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Realized gain (identified cost basis)                           677,899

    Change in unrealized appreciation                             7,094,242
                                                                -----------
             Net realized and unrealized gain on investments      7,772,141
                                                                -----------
             Increase in net assets from operations             $ 7,900,708
                                                                ===========

See notes to financial statements.

DLB GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS
PERIOD FROM JANUARY 20, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998
--------------------------------------------------------------------------------

INCREASE IN NET ASSETS:
  From operations:
     Net investment income                                 $    128,567
     Net realized gain on investments                           677,899
     Net unrealized appreciation of investments               7,094,242
                                                           ------------
                                                              7,900,708
                                                           ------------
  Distributions to shareholders:
     From net investment income                                (127,019)
     From net realized gain on investments                     (674,837)
                                                           ------------
                                                               (801,856)
                                                           ------------
  Fund share transactions:
     Net proceeds from sales of fund shares                  25,153,000
     Net asset value of shares issued in
       reinvestment of distributions                            801,856
                                                           ------------
                                                             25,954,856
                                                           ------------
             Total increase in net assets                    33,053,708

NET ASSETS:
  At beginning of period                                             10
                                                           ------------
  At end of period (including accumulated undistributed
      net investment income of $1,548)                     $ 33,053,718
                                                           ============

See notes to financial statements.

DLB GROWTH FUND

FINANCIAL HIGHLIGHTS
PERIOD FROM JANUARY 20, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998
--------------------------------------------------------------------------------

Per share data (for a share outstanding throughout
  the period):
  Net asset value- beginning of period                       $  10.00
                                                             --------
  Income from investment operations:
     Net investment income                                        .05
     Net realized and unrealized gain on investments             3.09
                                                             --------
                                                                 3.14
                                                             ========
  Less distributions to shareholders:
     From net investment income                                  (.05)
     From net gain on investments                               (0.27)
                                                             --------
                                                                (0.32)
                                                             --------
  Net asset value- end of period                             $  12.82
                                                             ========
  Total return                                                  31.33%

  Ratios and Supplemental Data:
     Ratio of expenses to average net assets                      .80% *
     Ratio of net investment income to average net assets         .48% *
     Portfolio turnover                                            34%
     Net assets at end of period (000 omitted)               $ 33,054

The manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that the Fund's total expenses do not exceed .80% of average daily net assets. Without such agreement, the investment income per share and ratios would have been:

       Net investment income                                  $   .03

       Ratios (to average net assets):
         Expenses                                                 .95% *
         Net investment income                                    .32% *

* Annualized

See notes to financial statements.

DLB GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.       BUSINESS AND ORGANIZATION


         DLB Growth (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2.       SIGNIFICANT ACCOUNTING POLICIES

         Investment Valuation - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

         Repurchase Agreements - Securities purchased under agreements to resell to the original owner are recorded at cost. The Fund may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Fund requires that the securities so purchased be transferred to the custodian under terms that enable the Fund to obtain such securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities to assure that such value, including accrued interest, is greater than amounts owed to the Fund.

         Investment Transactions and Income - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities. Interest income is recorded on the accrual basis.

         Taxes and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gains on investments. Accordingly, no provision for federal income or excise tax is necessary.

         The Fund files a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

         Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Only distributions in excess of tax-basis earnings and profits are reported as return of capital. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of net investment income or accumulated undistributed net realized gains.

         Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those such estimates.

3.       TRANSACTIONS WITH AFFILIATES

         The Fund engages David L. Babson & Co. Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of .55% of average daily net assets. For the period from January 20, 1998 (commencement of operations) to December 31, 1998, the management fee amounted to $147,804, of which $41,767 was waived by Babson. Additionally, $201 of Fund expenses were borne by Babson.

         The Fund pays no compensation directly to the Trustees who also are officers of the investment manager, nor to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.

4.       PORTFOLIO SECURITIES

         Purchases and sales of investments, other than short-term obligations, aggregated $31,964,715 and $8,895,486, respectively.

         The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

         Aggregate cost                    $ 25,990,504
                                           ============

         Gross unrealized appreciation     $  7,303,953
         Gross unrealized depreciation         (209,711)
                                           ------------

            Net unrealized appreciation    $  7,094,242
                                           ============

5.        SHARES OF BENEFICIAL INTEREST

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                         Period from
                                                      January 20, 1998
                                                      (commencement of
                                                       operations) to
                                                      December 31, 1998
                                                      -----------------
         Shares sold                                      2,515,233
         Shares issued in reinvestment
          of distributions                                   63,188
                                                          ---------
          Net increase                                    2,578,421
                                                          =========

                                                                 DLB GROWTH FUND
                                   ---------------------------------------------

This report and the fund financial statements contained herein are submitted for the general information of the shareholders of the DLB Growth Fund. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.










                         BABSON SECURITIES CORPORATION
                    One Memorial Drive, Cambridge, MA 01242
                                   March 1999

                                      DLB

THE DLB MICRO CAPITALIZATION FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1998










                       [EXPERIENCE TO MANAGE THE FUTURE]

                                                              DLB MICRO CAP FUND

MANAGER'S COMMENTARY


AN IMPORTANT FEATURE IN THE EQUITY MARKETS DURING 1998 WAS THE CONTINUING TREND OF LARGE COMPANY OUTPERFORMANCE RELATIVE TO SMALLER COMPANIES. For the past five years, the larger the average market capitalization of the index, the better the index performed. This was even more true in 1998 when the Russell 2000 Index trailed the S&P 500 Index by 31 percentage points, the widest margin in its twenty-year history. Indeed, the investment performance of the Fund, which commenced operations on July 20, 1998, was hurt by its lower market capitalization relative to its benchmark, the Russell 2000.

ANOTHER KEY FEATURE OF 1998 OCCURRED DURING THE FOURTH QUARTER WITH THE DOMINANCE OF GROWTH STOCKS. Leading the way for the growth stocks was the strong performance in the technology sector, a sector in which the Fund is typically underweighted because of the short product cycles encountered in that business. Its weighting of 12% in the Russell 2000 Index helps to explain the Fund's underperformance versus the benchmark. Nevertheless, the Fund outperformed the Russell 2000 Value index, indicating that the Fund did well in selecting securities, although the basic style was out of favor.


BELOW ARE THE POSITIONS THAT WERE INITIATED DURING THE FOURTH QUARTER OF 1998:


SAGA COMMUNICATIONS owns radio stations in second tier markets. The company's strategy is to exploit niches that allow a good sales force, rather than high listener ratings, to generate financial results. The company has high free cash and low debt relative to other radio stations. Radio companies such as Emmis and Clear Channel have lauded its chairman and CEO, Ed Christian, as one of the top managers in radio.

CMP MEDIA publishes "IT World" and other technology periodicals. It is the leader in its markets and has good cash flow characteristics. Its earnings are much more cyclical than the average magazine company because its revenues are virtually all from ad pages, with the little from subscriptions.

D&K SERVICES is a regional pharmaceutical distributor, focusing on small cities in the Midwest. The distribution is spread out with smaller orders per customer. D&K is especially good at this, and the larger wholesalers' infrastructure make it difficult to compete in this niche with D&K.

                                                              DLB MICRO CAP FUND

MANAGER'S COMMENTARY


MAC GRAY runs coin-operated laundry facilities for universities and apartment complexes, along with copiers and small refrigerator rentals. Mac Gray dominates the university business and has consistently taken share from small competitors. It has two large competitors in the apartment market. One appears to be relatively weak financially and the other is content to be regional at the moment. Stewart MacDonald, Chairman, has been in the coin-op business most of his life. Indeed, Mac Gray has been a family business since its inception in 1959.

THE FUND'S PORTFOLIO IS CURRENTLY PRICED AT A REMARKABLY LOW PRICE TO EQUITY AND PRICE TO BOOK RELATIVE TO EITHER THE RUSSELL 2000 OR THE S&P 500. Currently, many investors appear to be chasing short-term returns with technology and large cap stocks. Well-managed companies with good strategies in small, mundane market niches have been ignored. The micro cap area has seen companies lose 50% of their market capitalization for missing earnings estimates by 10 - 15% while they maintained flat or rising earnings year-over-year. It is not known when this market will reverse. We need to remember that buying pieces of businesses (shares of common stock) is still a mathematical equation. Will the earnings of the companies in the Fund provide a good return on the Fund's initial investment? Clearly, the Fund has a better chance if it pays less for the businesses than the manager believes they are worth.

THE PORTFOLIO IS POSITIONED WELL FOR THE FUND'S STRATEGY OF UNCOVERING SMALL COMPANIES WITH SUSTAINABLE MARKET NICHES. Certainly, the more speculative areas of the market like semiconductors and oil services will continue to see strong short-term rallies, but our strategy should be solid over the peaks and troughs of full market cycles.

                                                            DLB MICRO CAP FUND
------------------------------------------------------------------------------

GROWTH OF A $100,000 INVESTMENT

CUMULATIVE TOTAL RETURN SINCE INCEPTION 7/20/98

DLB MICRO CAP
FUND (NET OF FEES)  R2000                     DLB MICRO CAP          R2000
-------------       -----                     -------------          -----
                                               $100,000.00       $100,000.00
 - 4.90            - 9.14     31-Jul-98        $ 95,100.00       $ 90,860.00 (7/20/98-7/31/98
 -21.87            -19.42     31-Aug-98        $ 74,301.63       $ 73,214.99
   4.58              7.83     30-Sep-98        $ 77,704.64       $ 78,947.72
   3.47              4.08     31-Oct-98        $ 80,401.00       $ 82,168.79
   2.11              5.24     30-Nov-98        $ 82,097.46       $ 86,474.43
   4.87              6.19     31-Dec-98        $ 86,095.60       $ 91,827.20

  TOTAL RETURNS (%) FOR PERIODS ENDED 12/31/98

                                   Since Inception
                                      7/20/98-
                                      12/31/98

DLB MICRO CAP FUND                     -13.90
Russell 2000                           - 8.18


Disclosure Statement


RUSSELL 2000 INDEX is an unmanaged index that contains the 2000 smallest stocks in the Russell 3000 Index that represent approximately 7% of the U.S. equity market capitalization.


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

                     DLB MICRO CAPITALIZATION FUND

                     FINANCIAL STATEMENTS FOR THE PERIOD
                     FROM JULY 20, 1998 (COMMENCEMENT
                     OF OPERATIONS) TO DECEMBER 31, 1998

DLB MICRO CAPITALIZATION FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------



INDEPENDENT AUDITORS' REPORT                                                1

FINANCIAL STATEMENTS:

        Portfolio of Investments as of December 31, 1998                  2 - 5

        Statement of Assets and Liabilities as of December 31, 1998         6

        Statement of Operations from July 20, 1998 (commencement
             of operations) to December 31, 1998                            7

        Statement of Changes in Net Assets from July 20, 1998
             (commencement of operations) to December 31, 1998              8

        Financial Highlights from July 20, 1998 (commencement
             of operations) to December 31, 1998                            9

        Notes to Financial Statements                                    10 - 12

INDEPENDENT AUDITORS' REPORT

To the Trustees of The DLB Fund Group and Shareholders of DLB Micro
   Capitalization Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DLB Micro Capitalization Fund (the "Fund") (a separate series of The DLB Fund Group) as of December 31, 1998, and the related statements of operations and changes in net assets and the financial highlights for the period from July 20, 1998 (commencement of operations) to December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from the brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of DLB Micro Capitalization Fund at December 31, 1998, the results of its operations, the change in its net assets, and its financial highlights for the period from July 20, 1998 (commencement of operations) to December 31, 1998 in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
February 12, 1999

DLB MICRO CAPITALIZATION  FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

COMMON STOCKS - 93.8%

                    ISSUER                        SHARES      VALUE
AIRLINES - 7.1%
Airnet Systems Inc. (*)                           26,100    $  375,188
Hub Group Inc. (*)                                20,600       399,125
Mesaba Holdings, Inc. (*)                         30,900       637,313
                                                            ----------
                                                             1,411,626
                                                            ----------

AUTO PARTS & MANUFACTURERS - 6.7%
Autocam Corporation                               32,828       541,664
Dura Automotive Systems Inc. (*)                  17,000       580,125
Keystone Automotive Industries, Inc. (*)           9,800       205,188
                                                            ----------
                                                             1,326,977
                                                            ----------
BANKS - 2.8%
First Republic Bancorp, Inc. (*)                  13,700       343,356
New England Community Bancorp, Inc.               10,500       210,000
                                                            ----------
                                                               553,356
                                                            ----------
BEVERAGES - 1.2%
Todhunter International, Inc. (*)                 28,600       232,375
                                                            ----------
BUILDING SUPPLIES - 4.7%
International Comfort Products Corporation (*)    49,100       392,826
Republic Group Incorporated                       26,910       539,882
                                                            ----------
                                                               932,708
                                                            ----------
COMMUNICATION EQUIPMENT - 1.9%
Cunningham Graphics International Inc. (*)        25,300       385,825
                                                            ----------
COMPUTER RELATED - 1.2%
Analysts International Corporation                12,700       244,475
                                                            ----------
CONSTRUCTION - 1.8%
Crossman Communities, Inc. (*)                    13,000       359,125
                                                            ----------
CONTAINERS - 2.0%
US Can Corporation (*)                            22,600       403,948
                                                            ----------

                    ISSUER                     SHARES     VALUE
COSMETIC & TOILETRY - 1.8%
The Stephan Co.                                34,300    $351,575
                                                         --------

DRUGS - 2.9%
D&K Healthcare Resources Inc. (*)                 600      16,350
Medco Research Inc. (*)                        21,800     566,800
                                                         --------
                                                          583,150
                                                         --------
ELECTRICAL EQUIPMENT - 1.8%
Kollmorgen Corporation                         23,400     356,850
                                                         --------
EXPLORATION & DRILLING - 2.2%
Stone Energy Corporation (*)                   15,300     439,875
                                                         --------
FINANCIAL SERVICES - 2.6%
Conning Corporation                            24,800     514,600
                                                         --------
FOOD RETAILERS - 3.1%
Performance Food Group Company (*)             21,900     615,938
                                                         --------
INSURANCE COMPANIES - 4.1%
Highlands Insurance Group Inc. (*)             31,800     415,388
Superior National Insurance Group, Inc. (*)     6,200     124,388
Stirling Cooke Brown Holdings, Ltd.            15,800     274,525
                                                         --------
                                                          814,300
                                                         --------
INTERNATIONAL OIL - 1.6%
Chieftain International, Inc. (*)              21,800     313,375
                                                         --------
MACHINERY & EQUIPMENT - 4.6%
ABC Rail Products Corporation (*)              24,100     293,719
Pentacon, Inc. (*)                             22,700      97,894
Ritchie Brothers Auctioneers Inc. (*)          19,300     519,894
                                                         --------
                                                          911,506
                                                         --------
MEDIA - 2.7%
Gray Communications Systems Inc.               14,800     202,575
Saga Communications Inc. (*)                   16,300     334,150
                                                         --------
                                                          536,725
                                                         --------
MEDICAL SUPPLIES & SERVICES - 4.6%
Meridian Diagnostics Inc.                      27,100     182,925
Priority Healthcare Corporation (*)            14,300     741,813
                                                         --------
                                                          924,738
                                                         --------

                    ISSUER               SHARES       VALUE
METAL PRODUCTS - .3%
Hawk Corporation (*)                      8,300    $   69,513
                                                   ----------
MISCELLANEOUS - 1.4%
Sun Hydraulics Corporation               33,100       275,144
                                                   ----------
OFFICE EQUIPMENT - 1.7%
Day Runner Inc. (*)                      23,100       334,950
                                                   ----------
PAPER & FOREST PRODUCTS - 2.2%
Fibermark Inc. (*)                       31,700       431,913
                                                   ----------
PRINTING & PUBLISHING - 1.8%
CMP Media Inc. (*)                       19,100       348,575
                                                   ----------
PROFESSIONAL SERVICES - 6.5%
Carey International Inc. (*)             21,900       383,250
Lamalie Associates, Inc. (*)             53,000       321,313
Mac-Gray Corporation                     40,600       461,825
Professional Detailing, Inc. (*)          4,550       128,538
                                                   ----------
                                                    1,294,925
                                                   ----------
SAVINGS & LOANS - 5.4%
HF Bancorp Inc. (*)                      21,400       357,113
Lawrence Savings Bank (*)                27,300       349,781
Mech Financial Inc.                      13,100       363,525
                                                   ----------
                                                    1,070,419
                                                   ----------
SPECIALTY RETAIL - 6.5%
Bridgford Foods Corp.                    36,453       462,497
School Specialty Inc. (*)                25,800       551,475
Travis Boats & Motors, Inc. (*)          13,500       276,750
                                                   ----------
                                                    1,290,722
                                                   ----------
TRANSPORTATION - .8%
Willlis Lease Finance Corporation (*)    10,000       157,500
                                                   ----------
TRUCKING & SHIPPING - .2%
Jevic Transportation, Inc. (*)           43,950       346,106
Mark VII, Inc. (*)                        1,700        31,663
                                                   ----------
                                                      377,769
                                                   ----------

                    ISSUER                 SHARES                VALUE
WHOLESALERS - 4.1%
Pameco Corporation (*)                     21,200             $   245,125
Scansource, Inc. (*)                       26,800                 576,200
                                                              -----------
                                                                  821,325
                                                              -----------
TOTAL COMMON STOCKS
     (identified cost, $20,300,696)                            18,685,800

                                                                          PRINCIPAL
                                                                           AMOUNT
REPURCHASE AGREEMENT - 6.7%
Investors Bank & Trust Repurchase Agreement, 4.25%,
  dated 12/31/98, $1,330,980 due on 1/4/99 (secured by
  Federal Government Agency securities), at cost          $  1,330,352     1,330,352
                                                                        ------------
TOTAL INVESTMENTS (identified cost, $21,631,048)                          20,016,152
Other assets, less liabilities - (.5%)                                      (106,081)
                                                                        ------------
NET ASSETS - 100%                                                       $ 19,910,071
                                                                        ============

(*) Non-income producing security

See notes to financial statements.

DLB MICRO CAPITALIZATION FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
--------------------------------------------------------------------------------

ASSETS:
    Investments, at value (identified cost, $21,631,048)        $ 20,016,152
    Receivable for investments sold                                   26,842
    Dividends and interest receivable                                  4,658
    Receivable from investment manager                                 4,702
                                                                ------------
                                                                  20,052,354
                                                                ------------
LIABILITIES:
    Payable for investments purchased                                 89,514
    Accrued management fee                                            16,370
    Accrued expenses                                                  36,399
                                                                ------------
                                                                     142,283
                                                                ------------
NET ASSETS                                                      $ 19,910,071
                                                                ============
NET ASSETS CONSIST OF:
    Paid-in capital                                             $ 22,723,219
    Unrealized depreciation of investments                        (1,614,896)
    Accumulated net realized loss on investment transactions      (1,198,252)
                                                                ------------
                                                                $ 19,910,071
                                                                ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                          2,311,292
                                                                ============
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
   PER SHARE (NET ASSETS / SHARES OF BENEFICIAL INTEREST
   OUTSTANDING)                                                 $       8.61
                                                                ============


See notes to financial statements.

DLB MICRO CAPITALIZATION FUND

STATEMENT OF OPERATIONS
PERIOD FROM JULY 20, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998
--------------------------------------------------------------------------------

NET INVESTMENT INCOME:
    Interest                                                    $    53,138
    Dividends                                                        30,873
                                                                -----------
                                                                     84,011
                                                                -----------
EXPENSES:
    Management fee                                                   82,227
    Trustees' fees                                                    1,396
    Accounting and audit fees                                        27,502
    Custodian fee                                                    23,742
    Legal fees                                                        5,762
    Transfer agent fee                                                3,602
    Other                                                             2,042
                                                                -----------
                                                                    146,273

    Reduction of expenses by investment manager                     (39,557)
                                                                -----------
             Net expenses                                           106,716
                                                                -----------
             Net investment loss                                    (22,705)
                                                                -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
    Realized loss (identified cost basis)                        (1,198,252)

    Change in unrealized depreciation                            (1,614,896)
                                                                -----------
             Net realized and unrealized loss on investments     (2,813,148)
                                                                -----------
             Decrease in net assets from operations             $(2,835,853)
                                                                ===========

See notes to financial statements.

DLB MICRO CAPITALIZATION FUND

STATEMENT OF CHANGES IN NET ASSETS
PERIOD FROM JULY 20, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998
--------------------------------------------------------------------------------

INCREASE IN NET ASSETS:
From operations:
    Net investment loss                           $    (22,705)
    Net realized loss on investments                (1,198,252)
    Net unrealized depreciation of investments      (1,614,896)
                                                  ------------
                                                    (2,835,853)

Net proceeds from sales of fund shares              22,745,914
                                                  ------------
            Total increase in net assets            19,910,061

NET ASSETS:
  At beginning of period                                    10
                                                  ------------
  At end of period                                $ 19,910,071
                                                  ============

See notes to financial statements.

DLB MICRO CAPITALIZATION FUND

FINANCIAL HIGHLIGHTS
PERIOD FROM JULY 20, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998
--------------------------------------------------------------------------------

Per share data (for a share outstanding throughout
   the period):
   Net asset value- beginning of period                     $  10.00
                                                            --------
   Loss from investment operations:
      Net investment loss                                       (.01)
      Net realized and unrealized loss on investments          (1.38)
                                                            --------
                                                               (1.39)
                                                            --------
   Net asset value- end of period                           $   8.61
                                                            ========
   Total return                                               (13.90%)

   Ratios and Supplemental Data:
      Ratio of expenses to average net assets                   1.30% *
      Ratio of net investment loss to average net assets        (.28%)*
      Portfolio turnover                                          51%
      Net assets at end of period (000 omitted)             $ 19,910

The manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that the Fund's total expenses do not exceed 1.30% of average daily net assets. Without such agreement, the investment loss per share and ratios would have been:

      Net investment loss                                   $   (.03)

      Ratios (to average net assets):
        Expenses                                                 1.77% *
        Net investment loss                                      (.76%)*

*     Annualized

See notes to financial statements.

DLB MICRO CAPITALIZATION FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.       BUSINESS AND ORGANIZATION

         DLB Micro Capitalization (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2.       SIGNIFICANT ACCOUNTING POLICIES

         Investment Valuation - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

         Repurchase Agreements - Securities purchased under agreements to resell to the original owner are recorded at cost. The Fund may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Fund requires that the securities so purchased be transferred to the custodian under terms that enable the Fund to obtain such securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities to assure that such value, including accrued interest, is greater than amounts owed to the Fund.

         Investment Transactions and Income - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities. Interest income is recorded on the accrual basis.

         Taxes and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gains on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1998, the Fund, for federal income tax purposes, had capital loss carryforwards of $487,528, which expire December 31, 2006. To the extent permitted by the Code, capital loss carryforwards will reduce taxable income arising from future net realized gains on investments, if any, and thus will reduce the amount of the distributions to shareholders that would otherwise be necessary.

         The Fund files a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

         Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Only distributions in excess of tax-basis earnings and profits are reported as return of capital. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of net investment income or accumulated undistributed net realized gains. During the period ended December 31, 1998, $22,705 was reclassified from accumulated net investment loss to paid-in capital due to differences between financial reporting and tax accounting for net operating losses. This change had no effect on net assets or net asset value per share.

         Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those such estimates.

3.       TRANSACTIONS WITH AFFILIATES

         The Fund engages David L. Babson & Co. Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of 1.00% of average daily net assets. For the period from July 20, 1998 (commencement of operations) to December 31, 1998, the management fee amounted to $82,227, of which $8,652 was waived by Babson. Additionally, $30,905 of Fund expenses were borne by Babson.

         The Fund pays no compensation directly to the Trustees who also are officers of the investment manager, nor to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.

4.       PORTFOLIO SECURITIES

         Purchases and sales of investments, other than short-term obligations, aggregated $25,648,681 and $4,233,924, respectively.

         The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

         Aggregate cost                                     $ 21,670,457
                                                            ============

         Gross unrealized appreciation                      $  1,242,129
         Gross unrealized depreciation                        (2,896,434)
                                                            ------------

            Net unrealized depreciation                     $ (1,654,305)
                                                            ============

5.        SHARES OF BENEFICIAL INTEREST

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                             Period from
                                            July 20, 1998
                                          (commencement of
                                           operations) to
                                          December 31, 1998
                                          -----------------
          Shares sold                        2,311,291
                                             =========

                                                              DLB MICRO CAP FUND
                                   ---------------------------------------------

This report and the fund financial statements contained herein are submitted for the general information of the shareholders of the DLB Micro Capitalization Fund. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.










                         BABSON SECURITIES CORPORATION
                    One Memorial Drive, Cambridge, MA 01242
                                   March 1999